Exhibit 10.9

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DATED AUGUST 15, 2008

(1) MONOSOL RX LLC

(2) RECKITT BENCKISER PHARMACEUTICALS INC.

COMMERCIAL EXPLOITATION AGREEMENT

THIS AGREEMENT (the “Agreement”) is made on the 15th day of August, 2008 between:

PARTIES

(1)	MonoSol Rx, LLC, a company organized and existing under the laws of the USA, with offices at 30 Technology Drive, Warren, New Jersey 07059, USA (“MSX”),

and

(2)	Reckitt Benckiser Pharmaceuticals Inc, a company existing under the laws of the USA with offices at 10710 Midlothian Turnpike, Suite 430, Richmond, Virginia 23235 (“RB”).

WHEREAS, RB wishes to engage MSX to manufacture and supply the Products (as defined below) on the terms of this Agreement and MSX wishes to manufacture and supply the Products to RB on the terms of this Agreement.

IT IS AGREED as follows:

1.          DEFINITIONS

1.1	In this Agreement the following definitions shall apply, unless the context requires otherwise:

“Affiliates” means in relation to a company, any entity controlled by that company or any entity which controls that company or any entity which is controlled by another entity, which also controls that company whether such control is direct or indirect. For the purpose of this definition, a particular company is:

(i)
directly controlled by another company or companies if the latter hold/holds in the aggregate fifty percent (50%) or more of (a) the shares carrying votes exercisable at a general meeting (or its equivalent) of the particular company if such company is a corporation issuing voting shares or (b) the control rights or interests if it is not a corporation; and

(ii)
indirectly controlled by a company or companies (“the parent company or companies”) if a series of companies can be specified, beginning with the parent company or companies and ending with the particular company, so related that each company or companies of the series, except the parent company or companies, is directly controlled by one or more companies earlier in the series.

“MSX’s Affiliates” and “RB’s Affiliates” shall be construed accordingly in relation to MSX and RB respectively. MSX’s Affiliates shall expressly include MonoSol Rx, Inc., a Delaware corporation.

“Arising Intellectual Property Rights” means such Intellectual Property Rights as are created during the conduct of and pursuant to the work performed under this Agreement by either party (or its authorized Sub-Contractor) whether acting alone or in combination with the other party, including, without limitation, any Improvements.

“Annual Review” shall have the meaning given in Clause 7.12.

“API” means the active pharmaceutical ingredient buprenorphine and/or naloxone manufactured by or for RB and/or used in the manufacture of the Product, as further described in the API Specification.

“API Specification” means the specification for the API as set out in Schedule Four Part B attached to and incorporated by reference in this Agreement and which shall be deemed to include that API shall be manufactured and supplied in accordance with all applicable laws, codes of practice and regulations.

“Certificate of Analysis” means in respect of the Product a document, signed by the Quality Manager, setting out the results of the testing and analysis of the Product to which such document refers together with the Product Specification and methods against which, and by which, the tests were performed, and in respect of the API a document, signed by the Quality Manager, setting out the results of the testing and analysis of the API to which such document refers together with the API Specification and methods against which, and by which, the tests were performed.

“Certificate of Compliance” means in respect of the Product a document, signed by the Quality Manager, confirming that the Product to which such document refers has been manufactured in accordance with, and in all respects complies with, the Health Registration, the Product Specification and cGMP and, in respect of the API a document, signed by the Quality Manager, confirming that the API to which such document refers has been manufactured in accordance with, and in all respects complies with, the API Specification and cGMP.

“cGMP” means current European Good Manufacturing Practice as set out in Commission Directive 200 3/94/EC laying down the principles of good manufacturing practice in respect of medicinal products for human use and sale in the European Union, and as set out in the U.S. FDA, 21 Code of Federal Regulations, Parts 210 and 211 in respect of medicinal products for human use and sale in the U.S.

“Commencement Date” means the date of this Agreement.

“Confidential Information”

means: information concerning the existence and terms of this Agreement and the fact that MSX is manufacturing the Products for RB;

and

information related to Intellectual Property Rights generally, Arising Intellectual Property Rights, Existing Intellectual Property Rights, the API Specification, the Product Specification, formulations and Quality Agreement (all as defined herein), Know How, and data and information of a technical, operational, administrative, financial or business nature, whether oral or in some tangible form, such as in documents, papers, drawings, diagrams, discs, articles, samples, prototypes or otherwise, that is disclosed (intentionally or unintentionally) by one party or its Affiliates to the other party.

“Cost of Goods Price” shall have the meaning given in Clause 7.13.

“Delivery Date” shall have the meaning given in Clause 4.2.

“DMF” means the drug master file relating to the Product, containing all the information on the validation activities, manufacture, and testing of the Product.

“Existing Intellectual Property Rights” means any Intellectual Property Rights owned by or licensed to RB or MSX or their respective Affiliates prior to the Commencement Date or created or resulting after the Commencement Date otherwise than under, or pursuant to, this Agreement.

“FDA” means the United States Food and Drug Administration or any successor thereto.

“Field” means either (a) opiate (i) agonists, (ii) partial agonists, and (iii) antagonists, in each case alone or in combination with other opiate agonists, partial agonist or antagonists for administration to humans in the treatment of drug addiction, or (b) buprenorphine.

“Film” means the dissolvable film material impregnated with the API in the manufacture of the Products.

“Foil” means the primary packaging material for the Products.

“Forecasts” shall have the meaning given in Clause 4.1.

“Half Year” means the six month period ending 30 June or 31 December in each calendar year (or such part thereof as the case may be for the initial and final Half Year periods under this Agreement) and the term “Half Yearly” shall be construed accordingly.

“Health Registration” means the technical, medical and scientific licences, registration, authorisations or approvals required or deemed necessary by any Regulatory Authority for the advertising, distribution, import, export, marketing or sale of the Products in the Territory or any part thereof.

“Improvements” means any improvement, modification or adaptation to the Know-How, the Patents or the Products (whether itself patentable or not) created during the conduct of and pursuant to the work performed under this Agreement by either party (or its authorized Sub-Contractor) whether acting alone or in combination with the other party and related to the design, manufacture and supply of the Products.

“Intellectual Property Rights” means the patents (including the Patents), applications for patents, utility models, applications for utility models, trade marks or applications for trademarks or trading names (whether or not registered or registrable), rights in Improvements, Know How, designs (registered or unregistered and including applications for registered designs), copyright (including rights in computer software), rights in inventions, the right to claim damages for past infringements of any or all such rights and all rights having equivalent or similar effect wherever situated.

“Know-How” means all knowledge, experience, data, technical or commercial information, inventions and all other Intellectual Property Rights (other than the Patents) related to the design, manufacture and supply of Products (including, without limitation, trade secrets, technology, methods of manufacture, specifications, description of manufacturing processes, recopies, formulae or drawings relating to the design, development, manufacture and supply of the Products, and other information).

“Losses” means, collectively, any and all claims, liabilities, losses, damages, costs, expenses, including reasonable fees and disbursements of counsel (except as herein limited) and any consultants or experts and expenses of investigation, obligations, liens, assessments, judgments, fines and penalties imposed upon or incurred by an indemnified party under this Agreement.

“Manufacturing Capacity” means MSX’s capacity to manufacture products (including, without limitation, the Products) using tooling and machines which are in some way used in the manufacture of the Products.

“Major Raw Materials” means Raw Materials constituting [***] percent ([***]) or more of the Price.

“Manufacturing Site” means MSX’s manufacturing site used for the Manufacture of the Products located at 6560 Melton Road, Portage Indiana USA, or such other manufacturing facility as may be agreed in writing between the parties from time to time.

“Master Manufacturing File” means the documentary file created by MSX in accordance with cGMP containing information and data on the Product Specification, the purchase of Raw Materials (excluding the API), labelling, testing, packaging, quality control, storage, release and despatch data, formula, procedures and manufacturing records generated in connection with the manufacture of the Product.

“Milestone Payments” means the payments to be made by RB to MSX upon the Product Launch in the U.S. and first Product Launch of the Products within any country within the ROW as set out in Clause 7.10.

“Net Sales Value” means the invoiced sales price of the Products after taking the deductions specified in Schedule One attached to and incorporated by reference in this Agreement.

“Options” means RB’s option to make payments to MSX in accordance with Clause 7.7 in order to buy out its obligation to continue making payments of the Royalties.

“Order” shall have the meaning given in Clause 4.2.

“Packaging Specifications” means each of the specifications for the packaging of the Products in a pouch/sachet (but for the avoidance of doubt not cartoned) as annexed in Schedule Four Part A and as listed in the relevant Quality Agreement signed for the purposes of identification by each party, as amended from time to time.

“Patents” means:

(i)
the patents and applications for the patents in the MSX Arising Intellectual Property Rights and Existing Intellectual Property Rights and rights of a similar nature in the Territory and relating to the Products, the particulars of which are set out in Schedule Two attached to and incorporated by reference in this Agreement; and

(ii)	the patents granted in the Territory pursuant to the patent applications in (i) above including any patents for Improvements.

“Pharma Price Index” means the Producer Price Index for Finished Goods, Pharmaceutical Preparations, Series Id: WPU0638, issued by the Bureau of Labor Statistics, U.S. Department of Labor, or comparable successor index.

“Price” means the price (described by reference in Schedule One to stock keeping units) to be charged by MSX to RB in respect of any Products supplied pursuant to this Agreement as set out in Clause 7.1 (for the avoidance of doubt the Price shall not include any Milestone Payments).

“Price Change” means the documented price change in MSX’s manufacturing costs from the preceding Year’s manufacturing costs of MSX. For purposes of this definition, change in manufacturing costs includes all costs to manufacture the Products, including, without limitation, changes in the cost of Raw Materials (excluding the API) (“Cost of Raw Materials”), energy, transportation, legal and regulatory costs. The changes in manufacturing costs shall exclude labour and overhead allocation.

“Product Launch” means the first date that the Products are supplied by RB or its agents to a customer in a country within the Territory, save that for the avoidance of doubt such date shall not be before the date on which the Products have been approved and rated by the relevant Regulatory Authority in that country and RB or its Affiliates has obtained a Health Registration in that country.

“Product Specification” means each of the specifications for the Products annexed in Schedule Four Part A and as listed in the relevant Quality Agreement signed for the purposes of identification by each party, as amended from time to time by mutual written agreement of the parties, and in accordance with which MSX shall manufacture and supply the Products, and which, for the avoidance of doubt, shall from the point of MSX’s compliance with its obligations at Clause 3.14 include the Serialized Product Specifications (as defined in Clause 3.11).

“Products” means those products which are listed in Schedule Three attached to and incorporated by reference in this Agreement or as otherwise agreed by the parties in writing, together with such additional, improved, modified or replacement products as shall be agreed between the parties from time to time in writing as are manufactured by MSX under this Agreement and wherever “Products” is referred to in this Agreement it shall refer to the relevant Product or all Products as the case may be, as listed in Schedule Three.

“Quality Agreement” means the manual referred to in Schedule Six attached to and incorporated by reference in this Agreement, in respect of each of the Products (supplied by RB to MSX and signed for the purposes of identification by each party) containing the technical information for manufacture of the Products along with any and all manufacturing policies of RB together with such manufacturing policies which may be provided by RB or its Affiliates to MSX in writing prior to the Commencement Date or as periodically updated by mutual written agreement of the parties.

“Quality Manager” means in respect of the Product the person (independent of the person responsible for production) responsible for the inspection and testing of the Raw Materials, the Film and the Product and for confirming that the manufacture of the Product is in compliance with the requirements of this Agreement; and in respect of the API the person (independent of the person responsible for production) responsible for the inspection and testing of the raw materials used in the manufacture of the API, and the API, and for confirming that the manufacture of the API is in compliance with the requirements of this Agreement.

“Raw Materials” means the API, excipients, reagents, solvents, packaging, labelling and other materials used by MSX in connection with the manufacture of the Products.

“Regulatory Authority” means any governmental body or agency responsible for the regulation of narcotics or the granting of any health or pricing approvals, Health Registration or reimbursement prices required to be obtained before the Products can be lawfully advertised, imported, distributed, marketed or sold in the Territory or any part thereof (including, without limitation, the FDA in the U.S., the Medicines and Healthcare products Regulatory Agency in the UK and the Transparency Commission in France).

“ROW” means the Territory excluding the U.S.

“Royalty” means the payments to be made by RB to MSX in respect of the Net Sales Value of the Products as set out in Clause 7.4.

“Sub-Contractors” means in respect of each of the Products the sub-contractor (if any) listed in Schedule Five attached to and incorporated by reference in this Agreement together with any other person or company proposed by MSX as a sub-contractor and agreed to in writing by RB, which agreement shall not be unreasonably withheld, conditioned or delayed.

“Term” shall have the meaning set forth in Clause 2.1.

“Territory” means the world.

“Tooling” means any moulds, machines, or equipment required for and specific to the manufacture of the Products under the terms of this Agreement

“U.S.” means the United States of America.

“Year” means the period from the Commencement Date until the 31 December in the calendar year of the Commencement Date and shall thereafter constitute any period of 365 days (or 366 days if the period includes 29th February) commencing on the 1st day of January in any calendar year.

1.2	Unless otherwise indicated, references to clauses and schedules are references to clauses and schedules in this Agreement.

2.          TERM

2.1
This Agreement shall be effective from the Commencement Date and shall continue until the latter of (i) the expiration of the last to expire of the Patents; or (ii) in the event that the Patents do not proceed to registration (or are otherwise declared void, terminated or revoked during the seven year period beginning with the Commencement Date), the expiration of the seven year period beginning with the Commencement Date; unless terminated by either party in accordance with the provisions of Clause 17 (the “Term”).

3.          MANUFACTURE AND SUPPLY

3.1	During the Term, MSX shall manufacture and supply RB’s requirements of the Products on an exclusive basis and shall manufacture the Products:

3.1.1	in accordance with cGMP, the Product Specification and the processes set out in the Quality Agreement;

3.1.2
in accordance with any legislation applicable to the manufacture of the Products (including without limitation legislation and standards applicable to environmental protection such as waste disposal and any legislation or regulations regarding ePedigree requirements as and when enforced as further described in Clause 3.13); and

3:1.3          subject to Clause 3.3 below, at the Manufacturing Site.

3.2	MSX shall not:

3.2.1
use any site other than the Manufacturing Site for the manufacture of the Products (including the process, plant or equipment used in the manufacture of the Products), without the prior written consent of RB, such consent not to be unreasonably withheld, conditioned or delayed, and RB to cooperate reasonably with MSX in respect of any proposals to utilise new manufacturing sites; and

3.2.2	at any time during the Term carry out any activities that MSX actually knows or should reasonably know shall prejudice the quality, safety or efficacy of the Products.

3.3
The parties acknowledge that MSX intends to use its facility located at 6465 Ameriplex Drive, Portage Indiana 46368 as a manufacturing site for the manufacture of the Products, and RB hereby consents to such site transfer subject to RB conducting a quality review of the Ameriplex Drive site in accordance with Clause 3.2.1.

3.4	MSX shall:

3.4.1	only use API supplied from RB in the manufacture of the Products;

3.4.2	ensure that all personnel employed by MSX in the manufacture of the Products are suitably trained, experienced and competent for their respective functions; and

3.4.3
monitor, account for and keep RB regularly informed of the usage and waste of API and MSX shall ensure that in the manufacture of the Products MSX does not waste any more than a set percentage of the API to be determined by the parties in writing acting reasonably and assuming efficient manufacture of the Products.

3.5
Subject to Clause 7.12, MSX shall be entitled to obtain the Raw Materials and other components for the manufacture and delivery of the Products from qualified suppliers of its own choosing. In the event that MSX obtains Raw Materials from a third party supplier, MSX shall notify RB and MSX shall consider in good faith (but not be bound by) any reasonable objection by RB timely delivered to MSX as to the qualification of such third party supplier; provided, however, that (subject to Clause 7.12) RB shall have no right to object to any financial arrangement reached between MSX and such third party supplier, which shall be determined at the sole discretion of MSX. MSX shall ensure that such Raw Materials and other components are of the requisite standard to comply with the Product Specification and any applicable laws, codes of practice and regulations and the terms of this Agreement. Periodically, MSX will share with RB a list of all suppliers, so RB may voice to MSX any concerns in connection with them.

3.6
Unless otherwise agreed with RB in writing and save for the fact that RB shall be responsible for cartoning the Products once delivered to RB, MSX shall operate on a full service basis (meaning that MSX shall be responsible for the purchase of all Raw Materials (except for API which shall be supplied by RB in accordance with Clause 4.3 hereof) and the supply of the Products in individual sachet form to RB or its nominee). RB shall only be invoiced for the Cost of Goods Price as set out in Schedule One which shall be inclusive of such costs and expenses, including FCA (Incoterms 2000) delivery.

3.7
For the purposes of ensuring that RB has the full protection of its business interests and the ongoing benefit of its and any of its Affiliates’ Intellectual Property Rights, and subject to applicable laws, MSX covenants with RB that during the Term it will not, so far as it is aware, without the prior written consent of RB, whether directly or indirectly and whether alone or in conjunction with or on behalf of any other person and whether as principal, shareholder, director, employee, agent, consultant, partner or otherwise:

3.7.1
subject to Clause 3.9, canvass, solicit or approach, or cause to be canvassed, solicited or approached, any person for orders of products within the Field who RB informs MSX in writing is or was at any time during the Term:

3.7.1.1	negotiating with RB or any of its Affiliates for the supply by RB or any of its Affiliates of the Products; or

3.7.1.2	an actual customer of RB or any of its Affiliates in respect of the Products;

3.7.2
interfere, or seek to interfere, with the continuation of supplies to RB or any of its Affiliates from any supplier who RB informs MSX in writing has been supplying goods to RB or any of its Affiliates at any time during the Term if such interference causes or would cause that supplier to cease supplying, or materially reduce its supply of those goods; and

3.7.3
directly solicit or entice, or endeavour to solicit or entice, away from RB or its Affiliates, any person employed in a managerial, supervisory, technical or sales capacity by, or who is or who was a consultant to, RB or its Affiliates at a time during the Term; provided, that, general solicitations not directed to a specific individual shall not constitute a breach hereof; and

3.7.4	develop (subject to Clause 3.9), manufacture, market or sell any product within the Field.

3.8
For the purposes of ensuring that MSX has the full protection of its business interests and the ongoing benefit of its and any of its Affiliates’ Intellectual Property Rights, and subject to applicable laws, RB covenants with MSX that during the Term it will not, without the prior written consent of MSX whether directly or indirectly and whether alone or in conjunction with or on behalf of any other person and whether as principal, shareholder, director, employee, agent, consultant, partner or otherwise:

3.8.1	subject to Clause 6.5 and Clause 3.9, canvass, solicit or approach, or cause to be canvassed, solicited or approached; any person for the manufacture of the Products in the Field;

3.8.2
interfere, or seek to interfere, with the continuation of supplies or Raw Materials to MSX or any of its Affiliates from any supplier who has been supplying supplies or Raw Materials to MSX or any of its Affiliates at any time during the Term if such interference causes or would cause that supplier to cease supplying, or materially reduce its supply of those goods;

3.8.3
directly solicit or entice, or endeavour to solicit or entice, away from MSX or its Affiliates, any person employed in a managerial, supervisory, technical or sales capacity by, or who is or who was a consultant to, MSX or its Affiliates at a time during the Term; provided, that, general solicitations not directed to a specific individual shall not constitute a breach hereof; and

3.8.4	develop (subject to Clause 3.9), manufacture, make, have made, market or sell Products outside the Field.

3.9
Each of RB and MSX agrees that at least one year prior to the expiration of the Term it will notify the other of its intent to renew or not to renew this Agreement. In the event that either party elects not to renew this Agreement upon the expiration of the Term, notwithstanding the restriction contained in Clauses 3.7.1 and 3.7.4 as to MSX and Clauses 3.8.1 and 3.8.4 as to RB, during the last twelve (12) months of the Term of this Agreement: (i) RB shall have the right to develop Products outside the Field and to canvass, solicit and approach, and cause to be canvassed, solicited and approached, any person for the manufacture of the Products in the Field to commence after the expiration of the Term, and (ii) MSX shall have the right to develop products in the Field and to canvass, solicit and approach, and cause to be canvassed, solicited and approached, any person for the manufacture of products in the Field to commence after the expiration of the Term. Notwithstanding anything to the contrary contained in this Agreement, no notice by either party under this Clause 3.9 shall reduce or impair the respective obligations of each of the parties under this Agreement for the remainder of the Term except as set forth in this Clause 3.9.

3.10
At the option of RB delivered by written notice to MSX at least ninety (90) days prior to the expiration of the Term, MSX shall continue to supply the Products to MSX in accordance with the terms and conditions of this Agreement for a period determined by RB not to exceed six (6) months after the expiration of the Term.

3.11
The parties agree to use their best efforts to implement as soon as possible (including prior to Launch, or if this is not possible, as soon as possible thereafter) an electronic pedigree system in connection with the manufacture and supply of the Products which would satisfy the expected legal requirements of the E-Pedigree regulations of the State of California for the electronic tracking and tracing of prescription drugs through the supply chain, California Business and Professions Code § 4034 et seq. (the “E-Pedigree Regulations”) (currently scheduled to become effective as of January 1, 2011) and in accordance with the Serialized Product Specifications (as defined below). The parties agreement set forth in the preceding sentence shall apply to the manufacture and supply of the Products throughout the Territory; provided that such manufacture and/or supply, as the case may be, is not in violation of any applicable law, code of practice or regulation in any country in the ROW in which instance it shall not apply in such country in the ROW. To that end, RB intends to purchase, or have purchased, technology (including equipment and software) from a third party manufacturer (the “E-Pedigree Manufacturer”) which consists of a pouch image acquisition and collating system and affixes a unique serialization identifier on the packaging of each saleable unit of the Product/ Part of such technology will be installed at RB’s third party packager of the Product (the “Packager Serialization Technology”) and part of such technology will be purchased by and installed at the facility of MSX’s third party Foil supplier (the “Foil Supplier”) for the Product (the “Foil Serialization Technology”) (the Foil Serialization Technology together with the Packager Serialization Technology, shall collectively be referred to as the “Serialization Technology”). The specifications for serialization of the Product using the Foil Serialization Technology (the “Serialized Product Specifications”) are set forth in Schedule Four Part A.1 and shall not be modified without the prior approval of RB. RB acknowledges that the Foil Serialization Technology is newly developed by the E-Pedigree Manufacturer and has never before been installed, tested, or validated by the E-Pedigree Manufacturer and, as a result, the parties are at the time of signing this Agreement unable to guarantee the performance of the Foil Serialization Technology or the effectiveness, value, safety, merchantability or fitness for any particular purpose of the Foil Serialization Technology, or any part thereof, or its impact on the manufacture or supply of the Products under this Agreement. MSX agrees to coordinate the purchase, installation, testing, validation and qualification of the Foil Serialization Technology by the Foil Supplier and to use its best efforts to ensure that the Foil Serialization Technology is purchased, installed, tested, validated and qualified, in order to enable MSX to manufacture and supply the Products in accordance with the Product Specifications (the “Serialized Products”) for Launch (or if this is not possible as soon as soon as possible thereafter). Thereafter MSX shall manufacture and supply the Serialized Product in accordance with the Serialized Product Specifications subject to the following conditions, which conditions shall be and remain in effect only until such time as (i) MSX shall be required by state law to comply with the E-Pedigree Regulations, or be required by federal law to comply with a comparable electronic pedigree prescription drug supply chain tracking and tracing system, in connection with the manufacture and supply by MSX of Serialized Products under this Agreement (the “Effective E-Pedigree Regulations”) in accordance with the provision of Clause 3.13 or (ii) MSX has complied with its obligations under Clause 3.14 and successfully manufactured such volume of Serialized Products (as specified in Clause 3.14) in accordance with the Serialized Product Specification such that MSX shall thereon be responsible for ensuring all Products produced under this Agreement comply with the Serialized Product Specifications (and MSX shall no longer be able to produce to the Non-Serialized Product Specifications (as defined below)), whichever is the earlier:

3.11.1
In the event that the Foil Serialization Technology fails or causes a material adverse impact on the manufacture and supply of the Film or the Products or the timely delivery of same, RB and MSX agree to suspend the use of the Serialization Technology in the manufacture and supply of the Product until the cause of such material adverse impact has been cured or the parties agree in writing to abandon the Serialization Technology, and MSX shall thereafter resume the manufacture and supply of the Products which meet the Product Specifications not including the Serialized Product Specifications, (the “Non-Serialized Product Specifications”) in accordance with the terms of this Agreement. MSX shall promptly notify RB upon becoming aware of any such failure or material adverse impact. During the period while MSX is manufacturing and supplying the Product (including any Serialized Product or Non-Serialized Product) under this Clause 3.11, MSX shall arrange with the Foil Supplier to maintain an appropriate rolling amount of inventory of Foil (the “Foil Stock”) which is reasonably anticipated as necessary to avoid any material delay In the manufacture and supply of Product in compliance (with the Non-Serialized Product Specifications required as a result of such failure or material adverse impact. RB shall reimburse MSX for the cost of any unused Foil Stock providing that MSX has used reasonable efforts to ensure such unused Foil waste is kept to a minimum;

3.11.2
MSX shall bear no cost for the purchase, installation, implementation, testing, validation or qualification of the Serialization Technology and RB agrees that the Cost of Goods Price shall be simultaneously increased to reflect any and all direct increases incurred by MSX (without mark-up thereof by MSX and based upon supporting documentation from MSX) during the Term in the purchase of Foil manufactured using the Foil Serialization Technology (the “Serialized Foil”), whether as an increase in the cost of purchase of the Serialized Foil and/or as an amortization charge by the Foil Supplier for the purchase, installation, implementation, testing, validation, and/or qualification of the Serialization Technology. MSX estimates that the Cost of Goods Price will be initially increased by the sum of (i) [***] per unit of Product for the cost associated with the purchase by MSX of the Serialized Foil plus (ii) [***] per unit of Product for the amortized cost of purchasing the Foil Serialization Technology by the Foil Supplier based upon the purchase by MSX of Serialized Foil required to make [***] of Serialized Products (a total estimated initial cost increase per unit of Product of [***]). The parties agree that if the Cost of Goods Price is initially increased for the amortization of the cost of purchasing the Foil Serialization Technology by the Foil Supplier, when such cost is fully amortized by the Foil Supplier, or if RB has otherwise fully paid MSX or the Foil Supplier all sums due to the Foil Supplier in respect of the Foil Serialization Technology, the Cost of Goods Price per unit of Serialized Product would thereafter be reduced by an amount equal to any such increase in the Cost of Goods Price for the amortized cost of purchasing the Foil Serialization Technology by the Foil Supplier. Such estimates shall not be binding on MSX and shall be adjusted and finalized by MSX upon receipt by MSX from the Foil Supplier of all final costs incurred in purchasing the Foil Serialization Technology, producing and supplying the Serialized Foil and all other related costs and expenses of the Foil Supplier. In the event of any suspension or abandonment of the manufacture and supply of the Serialized Product in accordance with Clause 3.11.1, the Cost of Goods Price for the purchase of all Products manufactured and supplied following such suspension or abandonment in accordance with the Non-Serialization Specifications shall revert to the Cost of Goods Price in effect prior to such increase and any unamortized costs for the purchase of the Foil Serialization Technology shall be paid by RB; provided, however, that RB may exercise any right and remedy (and MSX shall assist RB therewith) against the Foil Supplies to dispute such payment in the event that such suspension is not due to a failure of the Serialization Technology but is due to the fault of the Foil Supplier, including failure by the Foil Supplier to manufacture the Foil in accordance with the Serialized Foil specifications agreed to by MSX and the Foil Supplier;

3.11.3
The provisions under Clause 7.14 relating to RB’s rights to obtain pricing for Major Raw Materials from third parties, and MSX’s obligations to engage any other supplier or obtain a price reduction from its then-current Foil supplier in the event that a Price Change exceeds the Pharma Price Index shall not apply to any Price Change resulting from the purchase, installation, implementation, testing, validation, and/or qualification of the Foil Serialization Technology until RB has complied with its obligations under Clause 3.11.7 in respect of identifying and qualifying an alternative secondary supplier for the Serialized Foil and such engagement of an alternate Foil supplier or obtaining a, price reduction from its then current Foil supplier would not result in a breach of the agreement between MSX and its then current Foil supplier. MSX shall remain obliged to show documentary evidence of the Price Change;

3.11.4	MSX makes no representation or warranty with respect to the Serialization Technology including any representation or warranty under Clause 9 as it may relate to the Foil Serialization Technology;

3.11.5
MSX shall be excused from any and all unfulfilled manufacturing, supply and delivery performance obligations under this Agreement resulting from, relating to or in connection with Foil Serialization Technology including the purchase, installation, implementation, testing, validation, qualification and/or operation of the Foil Serialization Technology; provided, however, that nothing in this Clause 3.11.5 shall limit MSX’s obligation to manufacture and supply Product in compliance with the Non-Serialized Product Specifications as soon as possible in accordance with Clause 3.11.1 in the event and for such period of time that the parties determine to suspend the manufacture of Serialized Product and, in the event that the parties determine to terminate and abandon the manufacture of Serialized Product in accordance with Clause 3.11.1; for the remainder of the Term or the date upon which the E-Pedigree Regulations become effective, whichever is earlier;

3.11.6
MSX shall not be in default or breach under this Agreement, and RB shall not be entitled to withhold payment for non-conforming Products, or to terminate this Agreement for any reason with respect to any delay or incomplete delivery of, failure to deliver or delivery of non-conforming Products relating to, as a result of or in connection with the Foil Serialization Technology (including the purchase, installation, implementation, testing, validation, qualification or failure of the Serialization Technology), except to the extent caused by the breach by MSX of any of its obligations under this Clause 3.11;

3.11.7
RB and MSX agree to use commercially reasonable efforts to qualify an FDA approved secondary supplier of the Serialized Foil as soon as practicable after the Commencement Date. It is acknowledged that, due to importance of obtaining a secondary supplier of the Serialized Foil in order to reduce the risk of failure to supply the Serialized Foil, both parties will use their best efforts to qualify such secondary supplier within one (1) year of the FDA approval of the Product or as soon as possible thereafter. The parties further agree that RB shall be responsible for payment to MSX of all costs and expenses incurred by MSX in connection with the qualification of any secondary and/or replacement supplier of Serialized Foil in connection with the manufacture and supply of the Products under this Agreement if RB continues to require that the Products be manufactured and supplied using the Serialization Technology, or any part thereof, or substitute therefore, including without limitation, the cost of the purchase, installation, implementation, testing, validation, and qualification of the Foil Serialization Technology by the secondary and/or replacement supplier.

3.11.8
In addition to the exceptions and exclusions set forth in the foregoing provisions of this Clause 3.11, notwithstanding anything to the contrary contained in this Agreement or otherwise, none of the provisions of Clauses 5.5, 6.5, 6.6, 6.7, 7.9, 10.2, 13.10, 16.2, 17.3.4, 17.3.6, and 17.4 shall during the course of manufacture under this Clause 3.11 apply to the Foil Serialization Technology or any event or matter covered therein relating to, resulting from or in connection with the purchase, installation, implementation, testing, validation, qualification and/or failure of the Foil Serialization Technology, and MSX shall have no obligations or responsibilities with respect to the Foil Serialization Technology except as expressly set forth in this Clause 3.11 which for the avoidance of doubt expressly includes MSX’s obligations to manufacture and supply Products in compliance with Non-Serialized Product Specifications as soon as possible in accordance with Clause 3.11.1 in the event and for such period of time that the parties determine to suspend the manufacture of Serialized Product, and for the remainder of this Clause 3.11 in the event that the parties determine to terminate the manufacture of Serialized Product in accordance with Clause 3.11.1.

3.12
RB acknowledges that MSX shall have no interest in the Serialization Technology and that, MSX shall have no obligations to transfer or grant to RB, or to arrange the transfer or grant to RB of, any interest in the Serialization Technology under any circumstances at any time whether during the Term or upon any expiration or termination of this Agreement for any reason, including, without limitation, the Foil Serialization Technology, and/or any Arising Intellectual Property Rights therein of the Foil Supplier under Clause 15 except to the extent such interests or Arising Intellectual Property Rights are in the possession or control of MSX and not subject to any third party restrictions on such transfer or grant to RB.

3.13
For the avoidance of doubt, in the event that MSX is required to comply with Effective E-Pedigree Regulations after the Commencement Date, MSX shall (i) use commercially reasonable efforts to deliver the Product serialization data produced by MSX in compliance with the Effective E-Pedigree Regulations in a format which is compatible with RB’s Product distribution system; and (ii) from the date on which the Effective E-Pedigree Regulations come into effect (currently scheduled to become effective as of January 1, 2011) be fully responsible for ensuring all Products manufactured and supplied under this Agreement comply with all legislation and regulatory requirements including the Specifications and Serialized Product Specifications as may be amended to ensure compliance with the Effective E-Pedigree Regulations (including without limitation the envisaged requirement to ensure all Products are serialized and thereafter scanned before leaving the Manufacturing Site) and, for the avoidance of doubt, from this date MSX shall under no circumstances (including without limitation those set out Clauses 3.11.1 to 3.11.8) be released from any liability arising from the failure to manufacture and supply the Products to such Specifications in accordance with the terms of this Agreement.

3.14
Following the date upon which each of the following has occurred (the “Product Serialization Acceptance Date”): (i) successful implementation of the Foil Serialization Technology; (ii) successful production of the Serialized Products in compliance with the Serialized Product Specifications at scale and consistent with applicable Product Order patterns for an uninterrupted period of three (3) consecutive months or a period of six (6) consecutive months after the Product Launch (whichever is the latter); and (iii) qualification of a secondary supplier of Serialized Foil in accordance with Clause 3.11.7; the Product Specification for the Products shall thereupon be permanently amended to include the Serialized Product Specifications. For the avoidance of doubt, from and after the Serialization Acceptance Date, MSX shall be responsible for ensuring that the Products manufactured and supplied under this Agreement are in compliance with the Serialized Product Specifications, and MSX shall be responsible for any failure to comply with such Serialized Product Specifications and, for the further avoidance of doubt, from and after the Product Serialization Date MSX shall under no circumstances (including without limitation those set out Clauses 3.11.1 to 3.11.8) be released from any liability arising from the failure to manufacture and supply the Products to such Serialized Product Specifications in accordance with the terms of this Agreement.

4.          FORECASTS, ORDERS AND SUPPLY OF THE API

4.1
No less than one (1) month prior to the end of every calendar month, RB shall provide (or cause to be provided from its Affiliates) a forecast of its requirements for the Products for the [***] months (a “Forecast”), By way of example, this means that the Forecast for [***] to [***] (inclusive) of any year shall be provided by no later than the end of [***] in the previous year, and the subsequent Forecast for [***] to [***] of any year shall be provided by no later than the end of [***] in the previous year.

4.2
In respect of the [***] months of the Forecast, RB shall specify the date by which the Products are requested to be delivered (“Delivery Date”). RB’s requirements as set out in the [***] months of the Forecast shall be fixed and shall constitute a firm order binding on MSX (subject to the terms and conditions of this Agreement) for the delivery of, and on RB for the purchase of, those Products specified in the [***] months of the Forecast by the Delivery Date with delivery in accordance with Clause 5.1 (an “Order”). Once MSX receives the Forecast, MSX shall ensure that it has sufficient Raw Materials, packaging components and other materials necessary to manufacture RB’s requirements for Products as set out in the Order, and MSX shall use commercially reasonable efforts to acquire sufficient Raw Materials, packaging components and other materials necessary to manufacture [***] percent [(***%)] of RB’s requirements as set out in the remaining [***] months of the Forecast. For the avoidance of doubt this means that the Forecast given at the end of [***] shall be a binding Order for [***] and the Forecast given at the end of [***] shall be a binding Order for [***]. To the extent that the Forecast given in [***] would increase the Order for [***] as originally set in [***], MSX agrees to liaise with RB and use reasonable endeavours to meet such increase but failure to supply such increase shall not in any way constitute a breach by MSX of this Agreement and shall not constitute a failure by MSX to deliver an Order on time for the purposes of Clause 6.4. Notwithstanding anything to the contrary contained in this Agreement, MSX shall be under no obligation to fill any Order that is for less than [***] units of a Product (the “Minimum Purchase Requirement”). RB shall have the right to delay the issuance of any firm Order for a reasonable period of time in order to combine such Order with one or more subsequent Orders for the purpose of meeting the Minimum Purchase Requirement (meaning that in order to meet the [***] unit Minimum Purchase Requirements RB can (subject to compliance with Clause 7.12) combine Orders for the same dose Product for different countries (such as [***] 2mg dose units for the UK and [***] 2mg dose units for the US (which therefore require different packaging requirements chargeable under Clause 7.3.2)) but cannot combine orders for different dose Products (such as [***] 2mg dose units and [***] 8mg dose units)).

4.3
RB shall supply, or arrange the supply of, API that conforms to the API Specification to MSX at the Manufacturing Site free of charge on the dates and in such quantities as are required by MSX for manufacture of the Products in the Forecasts and in connection with manufacturing validation and site transfer, together with the API’s Certificate of Analysis and Certificate of Compliance. Save as may be amended by the mutual written agreement of the parties in accordance with the terms of this Agreement, such supply shall be made by RB to MSX DDP (Incoterms 2000) and on or before the delivery dates reasonably required by MSX in writing. RB will promptly notify MSX of any changes to the safety and handling procedures in relation to the API that are required by applicable law or Regulatory Authorities after the Commencement Date, and MSX shall comply with such changes with respect to all future Orders placed by RB at least ninety (90) days following receipt of notice thereof, or such earlier time as required by applicable law or Regulatory Authority. The purchase orders by MSX for API shall be made and filled in accordance with the procedure specified in Schedule Seven. Subject to the terms of this Agreement, MSX shall only use the API to manufacture and test the Product and for no other purpose whatsoever.

4.4
MSX shall test each batch or stock of the API delivered to MSX in accordance with the testing procedure set out in the Schedule Eight to determine its conformance with the necessary amounts and API Specification or for contamination during transit. If in the reasonable opinion of MSX, MSX determines that such API is contaminated or does not meet the API Specification or necessary amounts, MSX shall within twenty-one (21) days from the date of completion of such tests notify RB in writing of such defect or non-conformance, including the test results supporting MSX’s opinion.

4.5
If RB agrees that the API is contaminated or does not meet the API Specification, RB shall at no charge to MSX replace the defective or non-conforming API with API that meets the API Specification. If RB disagrees with the alleged defective or non-conformity of the API, samples of the alleged defective or non-conforming API shall be retested by an independent laboratory, mutually agreed upon by the parties in writing, to determine compliance with the API Specification. MSX and RB shall be bound by the results of such independent laboratory testing. The costs incurred in connection with independent laboratory’s testing of the API shall be borne by MSX if the API in question is found to conform to the API Specification or not defective and by RB if it is found not to conform to the API Specification or be defective. Any delay in the manufacture or supply of Products resulting from RB’s failure or delay in supplying API in accordance with the API Specification or MSX’s good faith reasonable belief pursuant to Clause 4.4 and this Clause 4.5 that the API does not meet the API Specifications or is defective, shall not constitute a default under or breach of this Agreement. The parties agree that in the event that the API is found to be defective, RB shall be responsible, at its costs, to identify and implement such remedial action as is necessary to rectify the issue and ensure that the API meets the API Specification.

4.6
Notwithstanding the terms of any DDP delivery (or any other delivery) of the API by RB to MSX, legal title to the API shall remain with RB after delivery to MSX. MSX shall use reasonable efforts to ensure proper storage and handling of the API once delivered to MSX. Risk of damage to, or loss of, the API shall pass from RB to MSX upon delivery as set out in Clause 4.3. MSX shall retain casualty insurance coverage for the expected inventory of the API (amounts expected to be supplied to MSX by RB for manufacture of the Product in the amounts set forth in the Forecasts) to cover damage to or loss of the API for so long as the API remains at MSX’s risk.

4.7
In the event that MSX manufactures Products which cannot be sold due to latent defects in the API supplied (and such defects are not caused by MSX’s negligent storage or handling), RB shall remunerate MSX for its costs of manufacturing such Products. In the event that MSX manufactures Products which cannot be sold due to latent defects in the API caused by MSX’s negligent storage or handling, MSX shall remunerate RB for the Cost of Goods Price for such Products, to the extent such Cost of Goods Price has been paid to MSX for such Products.

5.          DELIVERY OF THE PRODUCTS

5.1
Unless otherwise specifically stated, the Delivery Date shall be the date by which the Order shall be made available FCA (Incoterms 2000) at MSX’s loading dock at the Manufacturing Site, whereupon MSX shall be entitled to invoice RB for Cost of Goods Price in respect of the Products so delivered. An Order may request boxed shipping at an additional handling charge beyond the Cost of Goods Price. No Orders shall be shipped in boxes unless expressly agreed to by MSX in writing. Legal title to the Products and risk of damage to, or loss of, the Products shall pass from MSX to RB upon being made available at MSX’s loading dock at the Manufacturing Site on the Delivery Date in accordance with Clause 5.7. Any invoices sent to RB under this Clause 5.1 shall specify the Price in respect of the Products delivered, the quantity of Products delivered, the date of delivery and the amount of VAT or other taxes due in respect of the Products delivered, together with any applicable transportation costs (if any) associated with delivery.

5.2	MSX shall not be liable for any delay or failure to deliver hereunder after the Products leave MSX’s loading dock at the Manufacturing Site as set out in Clause 5.1.

5.3	Each shipment of Product shall be delivered to RB with:

5.3.1	a Certificate of Analysis and Certificate of Compliance;

5.3.2	in accordance with the Quality Agreement; and

5.3.3	any other documentation required by any applicable rule, law or regulation having jurisdiction over the shipment and supply of the Products.

5.4
RB shall be entitled to reject any Product delivered to RB (or its nominee) without a Certificate of Analysis, Certificate of Compliance or other documentation required under any applicable rule, law or regulation.

5.5
MSX recognises that late delivery of the. Products may have an impact on RB’s obligations to its customers. MSX shall make all reasonable efforts to deliver Products by the Delivery Date requested by RB. The Delivery Date shall be reasonable based on MSX’s production capacity.

5.6
MSX shall manage any mutually agreed upon changes in writing to the Product Specification and the Packaging Specification, whilst maintaining the supply and delivery performance as set out herein. Changes to the Products shall be made with commercially reasonable speed of implementation, and meet the launch timings mutually agreed upon by the parties in writing or required by applicable law or Regulatory Authority. Inventory levels of Raw Materials, Film and the Products are to be communicated at least ninety (90) days prior to the change and usage agreed with RB in writing before the change is implemented. The parties shall agree in writing to the implementation date at least sixty (60) days prior thereto.

5.7
Legal title and risk in the Products shall pass to RB upon being made available FCA (Incoterms 2000) at MSX’s loading dock at the Manufacturing Site on the Delivery Date. MSX shall fully insure the Products (at a valuation based on MSX’s cost of manufacture plus the cost of API) for as long as they remain at MSX’s risk.

5.8
In the event there is an incomplete delivery of the Products to RB (or its nominee) pursuant to an Order, RB shall notify MSX in writing within twenty-one (21) days, identifying the amount of Product that has not been delivered. MSX shall use commercially reasonable efforts to rectify such incomplete delivery by supplying, the balance of the Products under such Order.

5.9
RB shall inspect and test the Products within thirty (30) calendar days of receipt thereof, and shall be entitled to reject such Products which do not conform to the Product Specification and withhold payment of the Cost of Goods Price for such non-conforming Products by giving written notice to MSX within forty (40) calendar days from receipt of such Products by RB.

5.10
Any written notice of rejection of the Products given by RB shall specify in sufficient detail the manner in which the Products fail to conform. If it is determined by written agreement between the parties (or, in the absence of written agreement of the parties, by an independent laboratory or consultant agreed upon by the parties in writing whose fees shall be paid by the non-prevailing party) that the non-conformity is due to:

5.10.1
damage to the Products caused by RB (or its nominee), including, without limitation, through improper Product storage or transit, after the delivery of the Products to RB (or its nominee), MSX shall have no liability to RB with respect thereto and RB shall promptly pay what is owed for such Products in accordance with the terms of this Agreement; or

5.10.2
the negligence of MSX or breach by MSX of the terms of this Agreement, then MSX shall credit RB’s account with the Cost of Goods Price invoiced for such non-conforming Products (or in the event the Cost of Goods Price has been withheld by RB, waive any right to claim the Cost of Goods Price for such non-conforming Products from RB under this Agreement). RB will either return such non-conforming Product to MSX, or lawfully destroy such non-conforming Products (in each case at MSX’s written option and cost).

6.          CAPACITY, STOCK LEVELS AND TOOLING

6.1	Within six (6) months following the Commencement Date, and thereafter within the first calendar month of each Year, MSX shall provide to RB copies of its disaster recovery and contingency plans.

6.2	MSX shall inform RB when:

6.2.1	the Forecasts; and

6.2.2	any other third party orders for products other than the Products that use any tooling or machines which are used in the manufacture of the Products;

together meet or exceed [***] percent ([***]%) of the Manufacturing Capacity.

6.3
MSX represents and warrants that it will have the capacity to fill RB’s requirements for the Products set forth in any Order so long as the amount specified in the Order does not exceed [***] percent ([***]%) of the forecasted volume for such period as set out in the previous Forecast (or such other figure as RB and MSX may agree in writing from time to time). At RB’s reasonable written request, MSX shall provide RB with capacity information to demonstrate that the available capacity meets RB’s requirements. MSX shall promptly take commercially reasonable action to address to RB’s reasonable satisfaction any capacity issues identified in accordance with this Clause 6.3 and Clause 6.5.

6.4
MSX hereby agrees that, in the event that MSX’s success in meeting Orders (whether in terms of failure to meet either or both of the volume and/or the Delivery Date specified in the Orders) falls below [***] percent ([***]%) for any consecutive [***] period during which RB places less than [***] Orders (provided that in the case of any Order which exceeds [***] percent ([***]%) of the volume as set out for that period in the previous Forecast, MSX shall only be deemed to have failed to meet that Order for the purposes of this Clause 6.4 if it fails to deliver on the Delivery Date at least [***] percent ([***]%) of the volume set out in the previous Forecast), MSX shall thereafter hold [***] month stock of the Products, as set out in the latest Forecast, in advance of any Orders from RB.

6.5	In the event that:

6.5.1
MSX’s success in meeting Orders (whether in terms of failure to meet either or both of the volume and/or the Delivery Date specified in the Orders) falls below either (i) [***] percent ([***]%) for any consecutive [***] period during which RB places [***] Orders or more, or (ii) [***] percent (***%) for any consecutive [***] period during which RB places less than [***] Orders (provided that in the case of any Order which exceeds [***] percent ([***]%) of the volume as set out for that period in the previous Forecast, MSX shall only be deemed to have failed to meet that Order for the purposes of this Clause 6.5.1 if it fails to deliver on the Delivery Date at least [***] percent ([***]%) of the volume set out in the previous Forecast); or

6.5.2	if MSX is prevented from performance in view of an event of Force Majeure as set out in Clause 16.2;

then RB shall have the right to retain a temporary alternative supplier to manufacture and supply the Product, without prejudicing any other rights RB may have under this Agreement.

6.6	If RB elects to purchase the Product from an alternative supplier in accordance with Clause 6.5 above, MSX shall, if necessary:

6.6.1
grant RB and the alternative supplier a limited, personal, non-exclusive, royalty-free licence, without the right to sublicense, to use MSX’s applicable Intellectual Property Rights for such period as may be necessary for the alternative supplier to be able to supply Products pursuant to the Forecasts; and

6.6.2
use commercially reasonable efforts to promptly transfer such MSX Intellectual Property Rights under Clause 6.6.1 above subject to confidentiality and intellectual property agreements in the form reasonably satisfactory to MSX.

6.7
MSX shall provide all reasonable assistance regarding the identification, appointment and validation of any proposed alternative supplier of the Products in the event a supply issue under Clause 6.5 hereof arises. The parties agree to work together in good faith to procure the continued manufacture and supply of the Products from MSX as soon as reasonably practicable following the resolution of the manufacturing problem by MSX.

6.8
At the recommencement of the supply of the Product by MSX pursuant to Clause 6.7 above, the licence to use MSX Intellectual Property Rights to make, have made and import the Products shall cease immediately thereupon. Supply of all Products to RB by MSX will resume immediately thereupon. Except as otherwise provided in Clause 6.5 above, RB shall source the Products exclusively from MSX during the Term.

6.9
The provisions of Clause 6.5 and 6.6 shall not apply, and subject to Clause 5.9, RB shall not be entitled to withhold payment for Products, where a delay or failure to deliver arises due to the delay or failure of RB to deliver the quantities of API ordered by MSX, where the API delivered by RB fails to meet the API Specification or is contaminated, or is due to any other delay, fault or failure attributable to RB or any of its Affiliates or assigns and, in each case, MSX shall not be in default under or breach of this Agreement for any corresponding failure or delay in the manufacture or delivery of Products.

6.10
MSX represents and warrants that, subject to Clause 6.12 and the receipt of binding Orders from RB for such stock materials, it will maintain sufficient stock levels of the Film (which subject to Clause 6.11 below shall be no less than [***] months) to provide flexibility and to respond in a commercially reasonable manner to increases in RB’s demand.

6.11
MSX will use commercially reasonable efforts to carry out such stability testing as is necessary to demonstrate that the storage of the Film (whether in the form of Master Rolls or in Daughter Rolls (being a Master Roll divided into approximately [***] equal rolls)) in accordance with Clause 6.8 shall not adversely affect the manufacture of the Products and that the Products will remain within the Product Specification and the Packaging Specification. If MSX is unable to demonstrate that the storage of the Film for [***] months or more shall not adversely affect the manufacture of the Products and/or the maintenance of the Products within the Product Specification and the Packaging Specification, it will use commercially reasonable efforts to obtain a suitable shorter duration of commercially reasonably possible storage under the circumstances and the duration specified in Clause 6.10 shall be adjusted accordingly.

6.12
RB warrants and represents that it shall reimburse MSX for all reasonable third party costs incurred by MSX in storing the Film and carrying out the stability testing as specified in Clauses 6.10 and 6.11, respectively. Such costs shall be invoiced by MSX to RB following MSX incurring the obligation to make payment of such costs and these invoices shall be paid by RB within the time set forth in such invoices, but in no event later than thirty (30) days from receipt thereof.

6.13
Where any Tooling is provided or funded by RB, if any (including in accordance with the provisions of Clause 15.17), ownership, title and interest in such Tooling shall at all times belong to RB and MSX shall throughout the Term keep and maintain the sign and/or sticker on the Tooling indicating the sole ownership of the property of RB.

7.          PRICE AND PAYMENT

7.1
The price for the Products (the “Price”) shall be as set out in Clause 7.2 and all references to sums payable shall be in U.S. dollars (USD) unless specifically indicated to the contrary in this Agreement.

7.2
The Price payable by RB to MSX for the Products shall be the Cost of Goods Price for the Year of manufacture, subject to minimum Order price adjustments and additional packaging fees, if any, in accordance with Clause 7.3 below.

7.3	RB agrees that, during the Term, the Price for each of the Products shall be adjusted as follows:

7.3.1	the Price for each Product shall be increased in the event that RB fails to satisfy the minimum Order requirements for each Order as set forth below:

(i)          each Order that is for [***] or more, but less than [***] units of a Product, the Price for each such Product shall be increased by [***] U.S. dollars (USD$[***]); and

(ii)          each Order that is for less than [***] units of a Product, the Price for each such Product shall be increased by [***] U.S. dollars (USD$[***]); and where in this Clause 7.3 Order shall mean any Order composed of the same dose Product for different countries (such that a requirement for [***] 2mg dose units for the UK and [***] 2mg dose units for the US would be an Order for [***] units) but shall not include any combination of orders for different dose Products (such that a requirement for [***] 2mg dose units and [***] 8mg dose units would be considered as two separate Orders for [***] units each).

7.3.2
In the event that any Order requests more than one packaging for the Products covered by such Order, RB shall pay a lump sum amount for each additional packaging request in the amount of [***] Dollars (USD $[***]), regardless of the number of units of Product covered by such new packaging request (the “Packaging Fee”). For the avoidance of doubt, the parties agree that any Order that is for [***] units of a Product or more shall not be adjusted as to price per each Product by a request under such Order for multiple packaging of such Products but RB will pay any applicable Packaging Fees for such Order.

7.4	Subject to Clauses 7.5 to 7.7, in addition to the fees under Clause 7.1, RB shall pay to MSX a royalty of the sum of the following:

7.4.1
[***] of the Net Sales Value of the Products sold during the Term in the U.S. up to a maximum annual royalty of USD$9,000,000 (nine million U.S. dollars) per Year of sale (pro rated accordingly for the period from the Product Launch of the Product in the U.S. to the 31st of December in the Year of the Product Launch in the U.S. and from the 1st of January until the expiry of the Royalty obligations in accordance with Clauses 7.5 in any Year where those obligations expire, if applicable); and

7.4.2
[***] of the Net Sales Value of the Products sold during the Term in the ROW up to a maximum annual royalty of GBP£2,000,000 (two million Pounds Sterling) per Year of sale (pro rated accordingly for the period from the Product Launch of the Product in the ROW to the 31st of December in the Year of the Product Launch in any country within the ROW and from the 1st of January until the expiry of the Royalty obligations in accordance with Clause 7.6 in any Year where those obligations expire, if applicable).

7.5	The obligations to pay Royalties as set out in Clause 7.4.1 above shall end upon the occurrence of:

7.5.1
the expiry of all of the Patents in the U.S. and of all patents which issue in the U.S. in respect of any Improvements relating to the MSX Arising Intellectual Property Rights and/or Existing Intellectual Property Rights, as the case may be; or

7.5.2	RB exercising the option under Clause 7.7.1 in respect of the U.S., whichever is the sooner.

7.6	The obligations to pay Royalties as set out in Clause 7.4.2 above shall end, on a country by country basis, upon the occurrence of:

7.6.1
the expiry of all of the Patents in the ROW and of all patents which issue in any country within the ROW in respect of any Improvements relating to the MSX Arising Intellectual Property Rights and/or Existing Intellectual Property Rights, as the case may be; or

7.6.2	RB exercising the option under Clause 7.7.2 in respect of the ROW, whichever is the sooner.

7.7	RB shall have the option upon prior written notice to MSX to stop making payments of the Royalties due under Clauses 7.4.1 and/or 7.4.2 (the “Options”) by making payment to MSX of:

7.7.1
with respect to Royalties due under Clause 7.4.1, USD$[***] U.S. dollars) immediately upon exercising such Option. The Option under this Clause 7.7.1 shall be exercisable at any time commencing after the [***] anniversary of the date of the Product Launch of the Product in the U.S.; and/or

7.7.2
with respect to Royalties due under Clause 7.4.2, GBP£[***] Pounds Sterling) immediately upon exercising such Option. The Option under this Clause 7.7.2 shall be exercisable at any time commencing after the [***] anniversary of the date of the Product Launch of the Product in any country of the European Union within the ROW.

Upon making payment to MSX of the amounts stated in Clause 7.7.1 the obligations to pay Royalties to MSX in respect of the U.S. will immediately cease and upon making payment to MSX of the amounts stated in Clause 7.7.2 the obligations to pay Royalties to MSX in respect of the ROW will immediately cease. For the avoidance of doubt, the Options granted under Clauses 7.7.1 and 7.7.2 may be exercised independently of each other.

7.8
For the avoidance of doubt, no credit will be given in respect of Royalties previously paid and where any of the Options are exercised part way through any Half Year Period, RB shall be responsible for making payments of any Royalties due in respect of sales of Products made before the date such of the Options was exercised and shall make such Royalty payments at the end of the Half Year period in which such of the Options was exercised.

7.9	Third Party Claims

7.9.1
If a third party claims that the manufacture and supply of a Product by MSX under this Agreement (including manufacture in accordance with the MSX’s Existing Intellectual Property Rights or MSX’s Arising Intellectual Property Rights), or the subsequent use and sale of such. Products by RB, infringes any claims of patents of such third party (and such infringement claim is not a claim that (i) the buprenorphine or naloxone component of the Product, and (ii) the manufacture of the buprenorphine or naloxone component of the Product, infringes any claims of patents of such third party) (a “TP Patent Claim”), MSX shall be responsible, at its cost and expense, for either defending or settling such TP Patent Claim and paying any judgment recovered by such third party in a suit for such TP Patent Claim (including any amounts for past infringement of such third party’s patent by the Product), and using commercially reasonable endeavours to obtain an exclusive license in the Field from such third party that would by the terms of such settlement or exclusive license allow RB the right to continue to sell during the Term such Product in the Field in the jurisdiction or country in which such claim is brought, consistent with the terms and conditions of this Agreement and without any additional royalty or remuneration therefore by RB. In the event that MSX has not successfully defended or settled such TP Patent Claim or obtained such exclusive license, the obligation for payment of Royalty by RB under Clauses 7.4.1 and 7.4.2 (and, if applicable, Clause 7.7) in connection with continued sales of such Product (if any) shall be adjusted as set out in Clauses 7.9.3.1 and 7.9.3.2, as applicable, and in the event that the TP Patent Claim is brought more than [***] years after the Commencement Date and RB is prohibited from selling Products (i) in any of the U.S. or that portion of the ROW that constitutes all of the European Union, then RB shall have the right upon [***] days prior written notice to MSX to terminate this Agreement, or (ii) in any other jurisdiction in the Territory, then RB shall have the right upon [***] days prior written notice to MSX to terminate this Agreement as to such other jurisdiction. For purposes of this Clause 7.9.1, MSX shall be deemed to have failed to use commercially reasonable efforts to obtain such a licence as set out above if MSX fails or elects not to use such efforts and resources (including, without limitation, the promptness in which such efforts and resources would be applied) consistent with its expression on and before the Commencement Date of MSX’s commitment to obtaining such a licence should it be required in order to alleviate as a priority concern of MSX, including expending such additional funds and devoting such additional manpower and other resources as is necessary and appropriate to reasonably assure the grant of such a licence to allow RB to continue to sell during the Term the Products in the Field in the relevant jurisdiction or country and, in any circumstances, which are consistent with the general level of effort and resources that would be used in the pharmaceutical industry for a company with the intention to commercialize and exploit a product critical to the continued success of the company. In the event that despite the use of such endeavours as described above, MSX is unable to obtain the licence described above it shall inform RB of this fact and discuss with RB any further possibilities for the joint resolution of this issue including, without limitation, RB assisting MSX to obtain such a licence (which RB shall be entitled to consider in its absolute discretion) on the assumption that any sums paid by RB (if any) towards obtaining such a licence will be offset against any Royalties to be paid by RB to MSX pursuant to Clause 7.4.

7.9.2
If a third party brings a claim of invalidity of the Patents in any part of the Territory, then, subject to Clause 7.9.4, MSX shall be responsible for defending such claim, at its cost and expense, and seeking to maintain validity of the Patents and all obligations for payment of a Royalty under Clauses 7.4.1 and 7.4.2 (and if applicable Clause 7.7) in connection with sales of Products following such claim shall be adjusted according to Clause 7.9.3.1 and 7.9.3.2 below, as applicable, and RB shall have the other rights set forth in Clause 7.9.3.3.

7.9.3	For any claim brought by a third party which is successful or not yet finally adjudicated under Clauses 7.9.1 or 7.9.2

7.9.3.1
and such third party introduces a product in the Field which gains a market share in the Field of at least a [***] percent ([***]%) but not more than [***] percent ([***]%) in any of (i) the U.S., (ii) that portion of the ROW that constitutes the European Union, or (iii) any other country in the Territory within [***] months after such product introduction (the “Market Review Period”), RB’s obligation to make such Royalty payments after the expiration of the Market Review Period with respect to sales of such Product in such jurisdiction or country shall be reduced by [***]; or

7.9.3.2
and such party introduces a product in the Field which gains a market share in the Field of [***] percent ([***]%) or more in any of (i) the U.S., (ii) that portion of the ROW that constitutes the European Union, or (iii) any other country in the Territory during the Market Review Period, RB’s obligation to make such Royalty payments after the expiration of the Market Review Period and thereafter with respect to sales of such Product in such jurisdiction or country shall be terminated; or

7.9.3.3
if such third party claim is brought within [***] years after the Commencement Date and (i) RB is prohibited from achieving Product Launch in any of the U.S. or that portion of the ROW that constitutes all of the European Union, then RB shall have the right upon thirty (30) days prior written notice to MSX to terminate this Agreement, or (ii) RB is prohibited from selling all Products in any other jurisdiction in the Territory, then RB shall have the right upon thirty (30) days prior written notice to MSX to terminate this Agreement as to such other jurisdiction. Upon termination of this Agreement under this Clause 7.9.3.3, RB shall satisfy its obligations under Clause 18.1.2 and MSX shall indemnify RB for the Losses incurred by RB as a result of such termination up to an amount equal to [***] of the payments made by RB (and its Affiliated Companies) to MSX and its Affiliated Companies in developing the Products (which for the avoidance of doubt shall be all sums paid by RB (and its Affiliated Companies) to MSX excluding sums paid by RB (and its Affiliated Companies) in respect of the purchase of the Products and Royalties under this Agreement including, payments by RB under Clause 7.7, if any) prior to such termination. Payment of such amount to RB under this Clause 7.9.3.3 shall be the sole and exclusive remedy of RB for any termination of this Agreement under this Clause 7.9.3.3 and, upon payment thereof to RB, MSX shall have no further obligation or liability to RB under this Agreement or otherwise for such third party claim, except for MSX’s obligations to pay the costs and expense of defending and settling such third party claim under Clause 7.9.1. This Clause 7.9.3.3 shall not apply to any claim brought by [***] within [***] after the Commencement Date, which claim (and the rights and obligations of MSX and RB relating thereto) shall be solely covered under Clause 7.10.

7.9.4
For any such third party claim brought under Clauses 7.9.1 or 7.9.2 in which such third party is unsuccessful (including a claim brought by [***] as described in Clause 7.10), then RB’s obligations to make payment of the Royalties shall remain unchanged and shall be in effect in accordance with the terms of this Agreement, subject to the following. If such third party introduces a product in the Field while such claim is being adjudicated and which is thereafter withdrawn from the Field after such adjudication, RB shall make payment of the Royalties (together will all future Royalties due under this Agreement) which would have been paid in accordance with the terms of this Agreement prior to such adjudication, subject to RB’s rights in accordance with Clauses 7.9.3.1 and 7.9.3.2 to reduce or terminate such Royalty payments, as the case may be, for the period prior to such withdrawal and subject to the last sentence of Clause 7.9.1 in which RB may offset royalties paid by RB to such third party for a license under Clause 7.9.1, if any, against Royalties to be paid by RB to MSX pursuant to Clause 7.4.

7.9.5
For any such third party claim that is brought alleging the invalidity of the Patents and MSX believes that defending such claim is unnecessary and uneconomical, then save in respect of the US and that portion of the ROW that constitutes all of the Europe Union (in which areas MSX shall be obliged to defend any claims for invalidity), MSX shall seek RB’s consent not to defend such actions and RB agrees that such consent shall not be unreasonably withheld, conditioned or delayed.

7.10
In the event that [***] brings a claim that the manufacture and supply of a Product by MSX under this Agreement (including manufacture in accordance with MSX’s Existing Intellectual Property Rights or MSX’s Arising Intellectual Property Rights) or the subsequent use and sale of such Products by RB, infringes a claim of one of its patents described in Schedule 10 attached hereto (and such infringement claim is not a claim that (i) the buprenorphine or naloxone component of the Product, or (ii) the manufacture of the buprenorphine or naloxone component of the Product, infringes any claims of such patents), MSX shall have all of the obligations to defend, settle and obtain an exclusive license with respect thereto in accordance with the terms of Clause 7.9.1. If the claim is brought within one year after the Commencement Date and [***] is successful in its claim, or such claim has not yet been finally adjudicated, and, as a result thereof, RB is prohibited from achieving Product Launch in the US or that portion of the ROW that constitutes all of the European Union, RB shall have the right to terminate this Agreement and, upon such termination, RB shall satisfy its obligations under Clause 18.1.2 and MSX shall pay to RB as liquidated damages a lump sum amount equal to [***] for all Losses incurred or to be suffered by RB (the “[***] Settlement”) as a result thereof or in connection therewith. Payment of the [***] Settlement to RB shall be the sole and exclusive remedy of RB for any termination of this Agreement with respect to a claim by [***] under this Clause 7.10 and, upon payment of the [***] Settlement to RB, MSX shall have no further obligation or liability to RB under this Agreement or otherwise with respect to such [***] claim, except for MSX’s obligation to pay for the defense and settlement of such [***] claim, including the payment of any judgement (including for past infringement of [***] patents by the Product, if any) recovered by [***] in a suit for such [***] claim in accordance with Clause 7.9.1.

7.11	In addition to the Price, RB shall make a payment to MSX of USD$[***] U.S. dollars) (the “Milestone Payments”) on each of the following dates:

7.11.1	the Product Launch of the Product in the U.S.; and

7.11.2	the first Product Launch of a Product within any country within the ROW.

For the avoidance of doubt, this shall amount to a maximum total payment of USD$[***] for Milestone Payments.

7.12
For the duration of this Agreement, MSX shall use commercially reasonable efforts to be technically and commercially competitive, taking into account the market for the supply and the cost from other suppliers of product(s) similar to the Products, and shall effect cost reductions and engage in all such technical innovations in respect of the Products which are commercially reasonably possible, taking into account MSX’s manufacturing obligations to other parties, capital investment and any other relevant factor as determined by MSX.

7.13
Promptly following the execution and delivery of this Agreement, MSX shall deliver to RB information regarding the Costs of Raw Materials. At least sixty (60) days prior to the beginning of each subsequent Year, the parties shall confer (each, an “Annual Review”) regarding all costs of manufacturing the Products, including without limitation, Raw Materials, other components, energy, transportation, legal, regulatory and all other hard and soft costs of manufacture, but not labour, in order to determine if cost reductions are appropriate.

7.14
The cost of goods price for the period from the Commencement Date and expiring on the 31St of December in the Year of the Commencement Date shall be the price as set out in Schedule One and, unless otherwise agreed by the parties in writing pursuant to this Clause 7.14, the cost of goods price for each subsequent Year, shall be increased or decreased in accordance with the Price Change (the “Cost of Goods Price”). In the event that the Price Change for a Year exceeds the change in the Pharma Price Index for the same period, RB may, at its option, obtain pricing for one or more of the Major Raw Materials from , third parties who are, to the reasonable satisfaction of MSX, qualified suppliers (as can be demonstrated through written documentation). If the pricing obtained by RB is at least [***] more favourable for a given Year than the costs provided by MSX during such Year, MSX shall engage in a good faith review of the obtained pricing. If MSX, acting with commercial reasonableness (including, without limitation, giving consideration to quality control, shipping fees, import duties, warehousing fees, time of transit, and the cost of certifying, qualifying and testing the Major Raw Materials of such proposed supplier), determines that the pricing obtained by RB is at least [***] more favourable for a given Year, MSX shall, at its sole option, either (i) engage the supplier offering the pricing obtained by RB for such period as the supplier pricing remains at least [***] more favourable, and adjust the Cost of Raw Materials for the given period, or (ii) obtain a price reduction from its then-current supplier to pricing similar (even if less favourable) to the reduced pricing obtained by RB. The parties agree that during the course of such discussions the Price chargeable for the Products shall be the Price for the previous Year as varied according to the Pharma Price Index and that following the determination of the Price in accordance with the above procedure RB shall be responsible to MSX for the payment of any excess sums due to MSX applying such determined price retrospectively against all Orders for the Products during such period. RB shall make such payment within [***] days after determining the Price in accordance with the above procedures. For the avoidance of doubt, MSX acknowledges that in dealing with any third party suppliers of Raw Materials it will not disproportionately allocate any discounts in determining costs charged by the third party supplier for the Raw Materials, when such Raw Materials are purchased from a third party supplier supplying to MSX raw materials to be used by MSX in relation to products other than the Products. MSX hereby agrees that upon reasonable advance written notice to MSX, RB shall have a right to an audit of such records of MSX as is reasonable to ensure that the cost of such rat materials are in compliance with this Clause 7.14; provided, that, such access shall be limited to the period ending not more than [***] years prior to the date of such audit and RB shall be responsible for the costs of such audit and MSX shall not charge RB for any of MSX’s costs of such audit. For the avoidance of doubt, RB agrees that all information disclosed by MSX under this Clause 7.14 shall be Confidential Information for the purpose of this Agreement and RB shall ensure that any nominee of RB participating in such audit shall enter into a confidentiality agreement with MSX obligating such nominee to maintain the confidentiality of any information disclosed by MSX pursuant to this Clause 7.14.

7.15	All invoices to be sent to RB shall be sent to Accounts Payable, Reckitt Benckiser Pharmaceuticals Inc., 10710 Midlothian Turnpike, Suite 430, Richmond, Virginia 23235.

7.16
RB shall pay invoices in respect of the Cost of Goods Price, together with any other invoices submitted to it pursuant to this Agreement, within [***] of receipt by RB from MSX of a valid VAT (or other applicable similar taxes) invoice therefore.

7.17
If RB is required to withhold any tax, including, but not limited to, the value-added tax (VAT) and any similar taxes that can replace or append the existing ones, then RB shall make payment of the relevant fee after such withholding in accordance with the applicable law. The parties agree to co-operate in all commercially reasonable respects necessary to determine, prior to any such withholding, whether either party is responsible for any taxes in connection with the transactions contemplated under this Agreement and during the Term to take advantage of such double taxation agreement as may be available and the party responsible for securing any certificates or approvals that are necessary for the payment without any withholding of taxes at source is MSX, and all the expenses related to obtaining such certificates or approvals are for the remit of MSX.

7.18
RB shall pay the Royalty for Products (if any) within [***] days of the expiry of the Half Year period in which the relevant Royalties are chargeable. Each Royalty payment shall be accompanied by a statement detailing the calculation of Royalties due to MSX, including, without limitation, the amount of Products sold and the corresponding Royalty amount.

7.19	MSX shall be expressly permitted to assign any sums payable under this Clause 7.

7.20
MSX shall have the right to have its independent certified accountants (“MSX Accountants”) review and verify the accuracy of the records and accounts related to the Royalties (including records of sales as notified to it by its distributor in respect of certain countries within the Territory) hereunder for any Half Year ending not more than [***] years prior to the date of such review (the “Records”); provided, that, MSX shall not have the right to conduct more than [***] such inspection in any [***] month period, unless MSX or RB shall have a good faith belief that during such period that a Regulatory Authority inspection is expected, or unless otherwise required by applicable law, regulation rule or Regulatory Authority. Following such review, MSX’s accountants shall disclose to RB and MSX whether the Royalties paid to MSX hereunder are correct and accurate, and give details of any discrepancies between the Royalties due under the Records and Royalties paid. MSX shall be responsible for the costs of the MSX Accountants unless the MSX Accountants certify that RB has underpaid Royalties properly due to MSX by [***] or more in the period being audited, in which instance RB shall reimburse MSX for all costs of the MSX Accountants within [***] of receipt of notice of such underpayment. In no event shall the MSX Accountants disclose to MSX information other than whether the Royalties payable by RB were accurate of inaccurate and the amount of any discrepancies due. For the avoidance of doubt, MSX agrees that all information disclosed by RB under this Clause 7.20 shall be Confidential Information for the purpose of this Agreement and MSX shall ensure that the MSX Accountants shall enter into a confidentiality agreement with RB obligating the MSX Accountants to maintain the confidentiality of any information disclosed by RB pursuant to this Clause 7.20.

7.21
In the event that the review conducted under Clause 7.20 concludes that RB owes to MSX further Royalty payments, RB shall make such additional payments within [***] days of a copy of the MSX Accountants’ review being delivered to both parties. In the event that the review conducted under Clause 7.20 concludes that RB has made Royalty payments to MSX in excess of those required, such excess payments shall be credited against future payments owed by RB to MSX under this Agreement (or, if no such payments are owed, shall be promptly refunded by MSX to RB within [***] days of a copy of the MSX Accountants’ review being delivered to MSX).

7.22	During the Term commencing with the period ending at December 31, 2008, RB shall be entitled to receive a rebate on volume purchases of the Products in accordance with the following (the “Rebate”):

7.22.1
In the event that RB purchases in any Year in the aggregate more than [***], but less than [***], units of Product, in any combination of one or more Products set forth on Schedule 3, RB shall be entitled to receive a Rebate of [***] U.S. dollars (USD$[***]) for each unit of Product over [***] and less than [***] purchased by RB during such Year; and

7.22.2
In the event that RB purchases in any Year in the aggregate [***] units of Products or more, in any combination of one or more Products set forth on Schedule 3, then in addition to the rebate payable under Clause 7.22.1 above, RB shall be entitled to receive a Rebate of [***] U.S. dollars (USD$[***]) for each unit of Product at and in excess of [***] purchased by RB during such Year; and

7.22.3	The Rebate due to RB in any Year, if any, shall be calculated by MSX on or before January 31st of the immediately succeeding Year (the “Rebate Calculation”); and

7.22.4
At the option of MSX, exercised in its sole discretion, the Rebate for each Year, if any, shall be either: (i) paid by MSX to RB on or before February 15th of the immediately succeeding Year for which such Rebate Calculation is due; or (ii) granted as a credit by MSX in the amount of such Rebate against the payment or payments of Royalties due by RB after the Rebate Calculation; and

7.22.5
No Rebate under this Agreement, if any, shall result in or entitle RB to any right of set-off, discount or similar reduction of the Price of any Product purchased by RB, or in any other payment due by RB under this Agreement, including, without limitation, any Milestone payment, Option payments, and Royalty payments except as specifically set forth in Clause 7.22.4(ii) above. No interim payments of Rebates, if any, due under this Agreement shall be made during the Term except any Rebates due and unpaid by MSX, pursuant to the terms of this Agreement, upon the expiration or termination of this Agreement and not theretofore applied by MSX as a credit against Royalties due and owing by RB upon such expiration or termination.

8.          QUALITY DOCUMENTATION AND INSPECTION

8.1	MSX shall manufacture the Products in accordance with this Agreement and in particular with the provisions of Clause 3.1.1.

8.2
If MSX has actual knowledge that any aspect of the Product Specification is liable to result in the manufacture of a defective Product which may lead to a liability being incurred, MSX shall, as soon as reasonably practicable, notify RB in writing.

8.3
MSX shall establish and maintain a batch-tracking system to enable it to identify and procure the recall (if necessary) of Products which may be affected in any way by manufacturing and production problems. MSX shall provide details to RB of its batch-tracking system upon RB’s reasonable written request to do so.

8.4	MSX shall:

8.4.1
complete the documentation relevant to the manufacture, testing, storage and delivery of the Product in accordance with cGMP and any other reasonable requirements of RB provided to MSX in advance in writing, and shall retain such documentation for a minimum period of six (6) years after delivery of the Product to RB (or its nominee);

8.4.2
permit RB (or its nominee), on reasonable prior written notice to MSX, access to the Manufacturing Site from time to time during the Term as is reasonable (or if required by applicable law, regulation, rule or Regulatory Authority) for the inspection of any documentation relating solely to the manufacture, testing, storage or delivery of the Products, the Raw Materials or the Film for the period ending not more than [***] years prior to the date of such inspection; provided, that, RB shall be responsible for the costs of such inspection and MSX shall not charge RB for MSX’s costs of such inspection. For the avoidance of doubt, RB agrees that all information disclosed by MSX under this Clause 8.4.2 shall be Confidential Information for the purpose of this Agreement and RB shall ensure that any nominee of RB participating in such inspection shall enter into a confidentiality agreement with MSX obligating such nominee to maintain the confidentiality of any information disclosed by MSX pursuant to this Clause 8.4.2;

8.4.3
promptly, upon the reasonable written request of RB, provide RB with any Product validation report, including a summary of the analytical results, the stability results, details of any Product failures, process deviations and any out of Product Specification results; and

8.4.4	complete and lodge with the appropriate Regulatory Authorities where required all documentation relating to the export of the Products where delivery involves export from the country of manufacture.

8.5
RB (or its nominee) shall have the right to perform any tests it wishes (at RB’s expense) on any Product, Raw Materials or Film at MSX’s Manufacturing Site as reasonably requested by RB upon ten (10) days advance written notice to MSX to ensure its compliance with the Product Specification, and without interference with MSX’s operations.

8.6
MSX shall, and shall use commercially reasonable efforts to, procure that its Affiliates shall, grant a right of reasonable access to RB (or its nominee) to inspect any records relevant to the manufacture of the Products subject to Clause 8.4.2 or conduct any tests on the Products, Raw Materials or Film subject to Clause 8.5.

8.7	RB shall, and shall use commercially reasonable efforts to procure that any Affiliate or third party API manufacturer shall:

8.7.1
complete the documentation relevant to the manufacture, testing, storage and delivery of the API in accordance with cGMP and any other reasonable requirements of MSX provided to RB in advance in writing, and shall retain such documentation for a minimum period of six (6) years after delivery of the API to MSX (or its nominee);

8.7.2
permit MSX (or its nominee), on reasonable prior written notice to RB, access to the manufacturing site of the API from time to time during the Term as is reasonable (or if required by applicable law, regulation, rule or Regulatory Authority) for the inspection of any documentation relating to the manufacture, testing, storage or delivery of the API for the period ending not more than [***] years prior to the date of such inspection; provided, that, MSX shall be responsible for the costs of such inspection and RB shall not charge MSX for any of RB’s costs for such inspection. For the avoidance of doubt, MSX agrees that all information disclosed by RB under this Clause 8.7.2 shall be Confidential Information for the purpose of this Agreement and MSX shall ensure that any nominee of MSX participating in such inspection shall enter into a confidentiality agreement with RB obligating such nominee to maintain the confidentiality of any information disclosed by RB pursuant to this Clause 8.7.2;

8.7.3
promptly, upon reasonable request of MSX, provide MSX with any validation report for any API batch, including a summary of the analytical results, the stability results, details of any such batch failures, process deviations and any out of API Specification results; and

8.7.4	complete and lodge with the appropriate Regulatory Authorities where required all documentation relating to the export of the API where delivery involves export from the country of manufacture.

8.8
MSX shall have the right, but not the obligation, to perform any tests it wishes (at MSX’s expense) on any API at the manufacturing site of the API or any other relevant sites as MSX reasonably requests to ensure its compliance with API Specifications.

8.9
RB shall, and shall use commercially reasonable efforts to procure that its Affiliates and any third party API manufacturer shall, grant a right of reasonable access to MSX (or its nominee) to inspect any records relevant to the manufacture of the API subject to Clause 8.7.2 or conduct any tests on the API subject to Clause 8.7.4.

8.10
Each of the parties hereby warrant and represents to the other that (i) it is not debarred under the Generic Drug Enforcement Act of 1992, 21 U.S.C. 335[a] (the “Generic Drug Enforcement Act”), and that it has not been convicted of a crime for which it could be debarred under the Generic Drug Enforcement Act; and (ii) it shall not use in any capacity the services of any person debarred under the Generic Drug Enforcement Act, or convicted of a crime for which a person can be debarred under the Generic Drug Enforcement Act.

9.          WARRANTIES

9.1	MSX hereby warrants that:

9.1.1
the Manufacturing Site has as of the Commencement Date, and will maintain during the Term, all necessary or appropriate consents, approvals, licences, permits, registrations or authorisations (or waivers) required to manufacture the Products, in accordance with the terms of this Agreement;

9.1.2	it has the necessary facilities, equipment, Know-How, procedures and personnel at the Manufacturing Site to manufacture the Products in accordance with the terms of this Agreement;

9.1.3	any Products manufactured pursuant to this Agreement shall comply with the Product Specification and all provisions as to quality set out in the Quality Agreement;

9.1.4
subject to Clause 6.9, at the time that legal title and risk of loss passes to RB pursuant to Clause 5.7, the Products manufactured pursuant to this Agreement shall be free from adulteration or contamination and fit for their intended purpose under this Agreement; and

9.1.5
the manufacture of the Products will comply with all applicable national and local laws, rules, regulations and guidelines in force in the jurisdiction of the country of distribution in respect of the manufacture of the Products and, to the knowledge of MSX, there are no circumstances or conditions in existence as of the Commencement Date which would reasonably be expected to prevent continuing compliance of the manufacture of the Products in accordance with the terms of this Agreement with all such national and local laws, rules, regulations and guidelines during the Term.

9.2	MSX further warrants that:

9.2.1	subject to the terms of this Agreement, it will meet all Orders from RB for the Products that are consistent with the terms of this Agreement;

9.2.2	it shall supply the Products within the periods set out in Clause 5.1;

9.2.3	it shall convey good title in any Products delivered to RB under this Agreement;

9.2.4
it is duly incorporated and organized and is validly existing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own its assets and to conduct its businesses and to perform its obligations hereunder;

9.2.5
the execution and delivery of this Agreement by it and the completion by it of the transactions contemplated herein do not and will not result in the breach of, or violate any term or provision of, its articles of incorporation or by-laws;

9.2.6
it is not subject to any outstanding injunction, judgement or order of any governmental authority which would prevent or materially delay the transactions contemplated by this Agreement; there are no civil, criminal or administrative claims, actions, suits, demands, proceedings, hearings or investigations pending or, to MSX’s knowledge threatened, at law, in equity or otherwise, in, before, or by, any governmental authority which (if successful) would prevent or materially delay MSX’s compliance with the provisions of this Agreement;

9.2.7	no dissolution, winding up, bankruptcy, liquidation or similar proceeding has been commenced or is pending or, to MSX’s knowledge, proposed in respect of it;

9.2.8
the execution and delivery of this Agreement and the completion of the transactions contemplated herein have been duly approved by appropriate persons within its organisation and this Agreement constitutes the legal, valid and binding obligation of MSX enforceable against it in accordance with its terms;

9.2.9
it or its Affiliates has taken or will take all action as may be required to obtain and maintain, comply and keep current any governmental licences, permits, approvals and/or registrations that are necessary for MSX and/or its Affiliates to manufacture and/or supply the Products and to carry out and perform its obligations under this Agreement;

9.2.10
it shall, at its own cost, diligently prosecute to grant all subsisting patent applications within the Patents so as to secure the broadest monopoly legally and reasonably obtainable within the Field consistent with avoiding serious prejudice to the validity of such granted Patents and provide RB with a patent update report (which shall include details of the renewal dates of all Patents registered) every [***] months during the Term;

9.2.11
it shall for the life of the Patents pay all renewal fees and do all such act: and things as may be necessary to maintain and keep the Patents and shall provide RB with written notice of its intent not to renew at least [***] months before the last day for renewing the Patents; and

9.2.12
it shall not during the Term, save following receipt of written notice that RB does not wish to acquire the Patents in accordance with Clause 15.13, abandon any of the Patents or allow any of them to lapse.

9.3	RB hereby warrants that:

9.3.1
RB, the manufacturing site of the API and/or any third party API manufacturer, as applicable, has as of the Commencement Date, and to RB’s knowledge will maintain during the Term, all necessary or appropriate consents, approvals, licences, permits, registrations or authorisations (or waivers) required to manufacture the API in accordance with the terms of this Agreement. For the avoidance of doubt this warranty is given without prejudice to RB’s obligations to supply API in accordance with the API Specifications;

9.3.2
it and/or any third party API manufacturer, as applicable has the necessary facilities, equipment, Know-How, procedures and personnel at the manufacturing site of the API to manufacture the API in accordance with the terms of this Agreement;

9.3.3	any API delivered pursuant to this Agreement shall comply with the provisions the API Specification;

9.3.4	the API supplied pursuant to this Agreement shall conform to the API Specification and shall be free from adulteration or contamination and fit for its intended purpose under this Agreement;

9.3.5
it and/or any third party API manufacturer, as applicable shall comply with all applicable national and local laws, rules, regulations and guidelines in force in the U.S. and the European Union in respect of the manufacture of the API and, to the knowledge of RB, there are no circumstances or conditions in existence as of the Commencement Date which would reasonably be expected to prevent continuing compliance of the manufacture of the API in accordance with the terms of this Agreement with all such national and local laws, rules, regulations and guidelines during the Term; and

9.3.6
MSX’s use of the API in accordance with the terms of this Agreement shall not infringe any third party patent rights or other intellectual property rights which are known by RB (or ought reasonably to be known by RB) to exist as of the Commencement Date.

9.4	RB further warrants that:

9.4.1	it shall supply the API within the time periods set out in Clause 4.3;

9.4.2
it is duly incorporated and organized and is validly existing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own its assets and to conduct its businesses and to perform its obligations hereunder;

9.4.3
the execution and delivery of this Agreement by it and the completion by it of the transactions contemplated herein do not and will not result in the breach of, or violate any term or provision of its articles of formation or by-laws;

9.4.4
it is not subject to any outstanding injunction, judgement or order of any governmental authority which would prevent or materially delay the transactions contemplated by this Agreement; there are no civil, criminal or administrative claims, actions, suits, demands, proceedings, hearings or investigations pending or, to RB’s knowledge threatened, at law, in equity or otherwise, in, before, or by, any governmental authority which (if successful) would prevent or materially delay RB’s compliance with the provisions of this Agreement;

9.4.5	no dissolution, winding up, bankruptcy, liquidation or similar proceeding has been commenced or is pending or, to the knowledge of RB, proposed in respect of it;

9.4.6
the execution and delivery of this Agreement and the completion of the transactions contemplated herein have been duly approved by appropriate persons within its organisation and this Agreement constitutes the legal, valid and binding obligation of RB enforceable against it in accordance with its terms; and

9.4.7
it or its Affiliates has taken or will take all action as may be required or necessary to obtain and maintain, comply and keep current any governmental licences, permits, approvals and/or registrations that are necessary for RB and/or its Affiliates to manufacture and/or supply the API and to carry out and perform its obligations under this Agreement.

9.5
NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A WARRANTY OR REPRESENTATION BY EITHER PARTY (II) REGARDING THE EFFECTIVENESS, VALUE, SAFETY, NON-TOXICITY OR PATENTABILITY OF ANY PATENT TECHNOLOGY, THE PRODUCT OR ANY INFORMATION OR RESULTS PROVIDED BY EITHER PARTY PURSUANT TO THIS AGREEMENT, OR (II) THAT THE PRODUCT WILL BE APPROVED. EACH PARTY EXPRESSLY DISCLAIMS, WAIVES, RELEASES, AND RENOUNCES ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, EXCEPT THOSE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT WHICH SHALL REMAIN IN FULL FORCE AND EFFECT IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

10.          INDEMNITY

10.1
Subject to the limitations in Clause 22 below, RB shall indemnify, defend and hold harmless MSX, its Affiliates and its and their respective directors, officers, employees, representatives, agents and contractors (“MSX Parties”) from any and all Losses that result from or arise in connection with any claim, action, suit or proceeding, made or brought by or on behalf of a third party (a “Claim”) against any of the MSX Parties to the extent the Claim arises from (i) the marketing, distribution or sale of the Products by RB, its Affiliates and its agents, (ii) the use of the Products, (iii) the failure of API to meet the API Specification as a result of defects (latent or otherwise) in, or non-conformance of, the API (save for those defects or non-conformance which would have been discovered but for MSX’s failure to perform the tests to be carried out by MSX in accordance with the terms under Clause 4.4) or the breach by RB of the warranties set forth in Clauses 9.3 and 9.4.1, or (iv) a material breach of this Agreement by RB or any of its Affiliates; provided, that:

10.1.1	the Claim does not arise from the negligence, wilful default or breach of the terms of this Agreement (including the warranties by MSX in Clause 9) or the Quality Agreement by the MSX Parties; and

10.1.2
the indemnity shall not extend to any part of a Claim that results from any failure by MSX to promptly notify RB in writing of any matter which may give rise to such a Claim to which this indemnity may apply, where such failure actually causes material prejudice to RB’s rights or ability to defend against such Claim.

10.2
MSX shall indemnify, defend and hold harmless RB, its Affiliates, and its and their respective directors, officers, employees and contractors (“RB Parties”) from any and all Losses that result from or arise in connection with any Claim brought against the RB Parties to the extent the Claim arises from (i) the failure of the Products to meet the Product Specification or the breach by MSX of the warranties set forth in Clause 9, or (ii) a material breach of this Agreement by MSX or its Affiliates, provided, that:

10.2.1	the Claim does not arise from the negligence, wilful default or breach of the terms of this Agreement (including the warranties by RB in Clause 9) or the Quality Agreement by the RB Parties; and

10.2.2
the indemnity shall not extend to any part of a Claim that results from any failure by RB to promptly notify MSX in writing of any matter which may give rise to such a Claim to which this indemnity may apply, where such failure actually causes material prejudice to MSX’s rights or ability to defend against such Claim.

10.3
Each party shall be obliged to promptly notify the other in writing upon becoming aware of any indemnity claims likely to be made by a third party under the terms of this Clause 10, and shall promptly exchange all information relating to an indemnity claim to the extent reasonably practicable.

10.4	The indemnifying party shall:

10.4.1
have sole control over the conduct, defense (including the right to select counsel) and settlement of any such Claim; provided that no compromise or settlement may be affected by the indemnifying party that indicates an admission of liability by the indemnified party or requires the indemnified party to make any monetary payments, without the prior written consent of the indemnified party, such consent not to be unreasonably withheld, conditioned or delayed; and

10.4.2	keep the indemnified party fully informed of the progress of the defense of such Claim.

10.5	The indemnified party shall:

10.5.1	cooperate fully with the indemnifying party and its legal representatives in the investigation and defense of any Claim under this Agreement;

10.5.2	not make any admissions or do anything that may compromise or prejudice the defense of such Claim without the prior written consent of the indemnifying party; and

10.5.3
not make any payment or incur any expenses in connection with any such Claim or make any admission or do anything that may compromise or prejudice the defense of the Claim without the prior written consent of the indemnifying party, such consent not to be unreasonably withheld, conditioned or delayed.

10.6
Subject to Clause 10.5, in the event a Claim is asserted, the indemnified party may elect to choose counsel independent from that representing the indemnifying party and participate in the Claim, in which case the indemnified party shall be solely responsible for any costs and expenses associated with such counsel including, legal costs, expert fees and all related costs.

10.7
No later than the first shipment of Product to RB for commercial sale, throughout the remainder of the Term and for a period of [***] months after its expiry or termination, the parties shall carry and keep in force a comprehensive general liability insurance policy, including product liability as well as blanket contractual liability coverage. This insurance policy shall provide a liability limit of not less than £[***] for each occurrence or series of related occurrences within any twelve (12) month period. Each party shall, upon the reasonable request of the other, produce satisfactory evidence that all insurance premiums have been paid and kept up to date and are kept in accordance with local insurance laws or regulations from time to time in force. The existence of such insurance shall not be construed as a limitation of either party’s liability hereunder.

11.          CONFIDENTIAL INFORMATION

11.1
For the avoidance of doubt, RB and MSX may be disclosing Confidential Information belonging to them or their Affiliates on behalf of those Affiliates and those Affiliates may also disclose such information themselves directly.

11.2	“Discloser” means either party or any of its Affiliates disclosing Confidential Information to the Recipient.

11.3	“Recipient” means either party or any of its Affiliates receiving Confidential Information from the Discloser.

11.4	Each party will disclose to the other such Confidential Information as it considers necessary to further the purpose of this Agreement.

11.5	Each party shall treat all Confidential Information disclosed hereunder with strict confidentiality.

11.6	The Recipient shall only use Confidential Information to further the purpose of this Agreement and for no other purpose.

11.7
The Recipient will not, without the prior written consent of the Discloser, make any notes, sketches, drawings, photographs or copies of any kind of any part of the Confidential Information, except when reasonably necessary for the purposes of this Agreement, in which case such copies will be regarded as Confidential Information of the Discloser.

11.8
The Recipient shall not authorise any third party other than a Sub-Contractors as set forth in Schedule Five (and in the case of the API Specification which, for the avoidance of doubt, MSX shall not without the prior written consent of RB disclose or pass to, or allow use by, any party including a Sub-Contractor as set forth in Schedule Five) to act on or use in any way any Confidential Information belonging to the Discloser (whether or not such third party is aware of such Confidential Information), shall promptly notify the Discloser if it becomes aware of any third party so acting, and (without prejudice to any of its other obligations) shall provide the Discloser such assistance as the Discloser reasonably requires, at the Discloser’s cost and expense, to prevent such third party from so acting.

11.9
The Recipient will not without the prior written consent of the Discloser communicate or otherwise make available the Confidential Information to any third party save in so far as is necessary to make available the Confidential Information (other than the API Specification which for the avoidance of doubt shall be held in the strictest confidence and shall not be disclosed to any third party (otherwise than under Clause 11.12.6) without the prior written consent of RB) to a third party for any application for registration of any Intellectual Property Rights that it owns or in connection with the registration of any medicinal product provided that it does not prevent the registration of or destroy any registrable Intellectual Property Right. The Recipient will forthwith notify the Discloser of any such application and the Discloser may (in its absolute discretion) refuse permission to allow publication. The Recipient shall require each third party (including Sub-Contractors) to which it gives Confidential Information of the Discloser, including those covered under Clause 11.8 and this Clause 11.9, to sign, prior to receipt of any of the Discloser’s Confidential Information, an agreement of confidentiality having the same obligations on such third party as are placed on the Recipient under this Agreement.

11.10
The Recipient will however be permitted to disclose Confidential Information to those of its officers and employees and/or officers and employees of its Affiliates who are required in the course of their duties to receive and acquire the Confidential Information for the purpose of this Agreement where such Affiliates and/or employees and/or officers are bound by obligations of confidentiality to the Recipient and/or the relevant Affiliate and are first made aware of the other terms of this Agreement. The Recipient will be liable to the Discloser for any breach of the terms of this Agreement by such Affiliates or by their employees or officers.

11.11
The terms of this Clause 11 will continue beyond the expiration or termination of this Agreement for a period of [***] years, except in relation to the Know-How of the Discloser and the API Specification which shall remain confidential for the duration of its confidential nature.

11.12	The undertakings given in Clauses 11.4 to 11.11 above shall not apply, in relation to the Recipient, to Confidential Information that:

11.12.1	the Recipient can show by written records was already in the Recipient’s possession prior to the Commencement Date and was not obtained under a duty of confidentiality;

11.12.2
the Recipient can show by written records is subsequently developed independently by the Recipient without any reference to or use by the Recipient of Confidential Information disclosed by the Discloser;

11.12.3	is or becomes public knowledge other than through the default of the Recipient;

11.12.4
is disclosed to the Recipient by a third party where such third party did not obtain the same under an obligation of confidence to the Discloser and was not under an obligation of confidence to the Discloser at the time of disclosure;

11.12.5	is approved for release upon the written permission of the Discloser; or

11.12.6
is required by applicable law, rule or regulation including, without limitation, the United States Securities Act of 1933, the Securities Exchange Act of 1934 and related regulations and interpretations thereof (collectively, the “Securities Laws”) to be disclosed by the Recipient, in which case the Recipient shall first inform the Discloser of all relevant facts relating to such a disclosure and shall provide such opportunity as is reasonable in the circumstances for the Discloser to object to, or limit, such disclosure and will provide reasonable assistance to the Discloser in seeking to prevent or limit such disclosure, except that no such act by the Discloser to object to or limit, or assistance of the Recipient requested by the Discloser, shall interfere with, delay or hinder the Recipient’s obligations under Securities Laws.

11.13
Notwithstanding any other provision of this Agreement, neither party shall make any public disclosure or statement relating to the existence, nature, terms, subject matter or other item in connection with this Agreement, except as required by applicable law, rule or regulation (including, without limitation, Securities Laws), and shall follow the procedure stated in Clause 11.12.6 in connection with issuing such statement.

12.          HEALTH REGISTRATIONS AND QUALITY ASSURANCE

12.1
RB shall be responsible for obtaining and maintaining the Health Registrations in the Territory and MSX shall provide such assistance as may be reasonably required in connection with obtaining and maintaining such Health Registrations.

12.2
RB shall prepare, submit and maintain any relevant DMF dossiers for the Products and any relevant certificate of suitability for the Products in accordance with cGMP. Upon the reasonable request of MSX, MSX shall be given access to relevant information contained in DMF dossiers or the certificate of suitability necessary for its activities under this Agreement or required by applicable law.

12.3	The parties shall comply, and procure that their Affiliates comply, with their respective obligations set out in the Quality Agreement.

12.4	MSX shall, on reasonable written request by RB to MSX, provide RB with access to the Master Manufacturing File compiled by MSX in connection with the manufacture of the Products for review.

13.          REGULATORY COMPLIANCE, COMPLAINTS AND PRODUCT RECALLS

13.1	MSX shall promptly and at its own cost:

13.1.1	provide any Regulatory Authority all such documents and information as it may request in relation to the manufacture of the Products;

13.1.2
allow any Regulatory Authority access in relation to the manufacture of the Products to the Manufacturing Site or any other relevant sites for the purpose of an audit or inspection promptly on request by such Regulatory Authority;

13.1.3	respond in a timely manner to any questions of a regulatory nature relating to the manufacture of the Products raised by any Regulatory Authority and copy RB into any such response; and

13.1.4	promptly provide to RB the findings of any such Regulatory Authority audits, inspections or enquires relating to the Manufacturing Site or other sites relevant to the manufacture of the Products.

13.2
If any Regulatory Authority requires any changes to be made to the manufacture of the Products, the process, plant or equipment used in the manufacture of the Products or disposal of residue after such manufacture, MSX shall promptly notify RB and send it copies of any relevant documents. MSX shall consult with RB and shall use commercially reasonable efforts to defer implementation of any such changes until RB has been able to make any appropriate amendments to its Health Registrations as may be necessary for manufacture of the Products by MSX.

13.3	Each party shall notify the other immediately by telephone and confirm in writing within twenty-four (24) hours upon having actual knowledge of any problem relating to the Products including where:

13.3.1	the Products do not comply with the Product Specification or any matter which may affect the safety or efficacy of the Products arising during their manufacture;

13.3.2	the Products are affected by bacteriological or other contamination; or

13.3.3	the Products are affected by significant chemical, physical or other change or deterioration or stability failures.

13.4
Upon written request by a party, the other party shall promptly investigate any problem identified under Clause 13.3 above or any third party complaint it relation to the Products and shall promptly submit follow-up reports upon the receipt of any new information in connection with the problem or complaint. Upon written request by RB, MSX shall provide reasonable assistance to RB in investigating such problems or complaints. Such investigations by MSX shall include appropriate chemical or microbial analysis of the relevant Product sample (if available), analysis of any retained Product sample or the review of relevant batch documentation. MSX shall provide RB with a written report of its investigations and conclusions [***] days from receipt of RB’s written request (including samples, if available) for such investigation. RB shall provide all reasonable assistance to MSX in analyzing any such Product problems or complaints.

13.5
All contact and correspondence with any Regulatory Authority in relation to a Product recall or complaint shall be made and co-ordinated by RB (unless otherwise required by applicable law). MSX shall not contact any Regulatory Authority or other government body in relation to any matter concerning the recall of or complaint concerning the Products, without the prior written consent of RB (unless required to do so by law), such consent not to be unreasonably withheld, conditioned or delayed.

13.6	During the Term:

13.6.1	MSX shall provide RB with copies of any communications (which are known to MSX to exist and are within its possession or control) with any Regulatory Authority specifically relating to the Products;

13.6.2	RB shall provide MSX with copies of relevant communications with any Regulatory Authority in relation to the API or the Products which would impact MSX’s obligations under this Agreement; and

13.6.3
If the communications with any Regulatory Authority referred to in this Clause 13 require or directly lead to any change in or to the Manufacturing Site in so far as such change affects or impacts upon the manufacture of the Products, then MSX shall in every case provide RB with all information relating thereto and in addition shall keep RB regularly updated of all events occurring and all further communications from Regulatory Authorities from time to time.

13.7	MSX shall, on written request by RB, provide RB with reasonable assistance at RB’s cost in the event that:

13.7.1	any Regulatory Authority issues a request, directive or order that the Products be recalled, corrected or withdrawn from market; or

13.7.2	a court of competent jurisdiction orders such a recall, correction or withdrawal from market; or

13.7.3	RB determines in its reasonable discretion that the Products shall be recalled, withdrawn from market or corrected for any reason.

13.8
RB shall at all times have sole responsibility for the initiation and co-ordination of any recall of the Products or the issue of corrective statements (unless otherwise required by applicable law or Regulatory Authorities). MSX shall not, without RB’s prior written consent, communicate with any Regulatory Authority or other third party in connection with any such recall or complaint (unless required to do so by law). Notwithstanding the above, MSX and RB shall notify the other promptly if any of the Products are suspected or proven to be the subject of a complaint which may require a recall of the Products and the parties shall cooperate with each other in the handling and disposition of such complaint.

13.9
If RB reasonably determines that a recall of the Products is required, the recall strategy shall be reasonably developed by RB and followed by MSX with strict regard to timing. RB shall promptly notify MSX in writing in the event that it deems that a recall of the Products is required.

13.10
MSX shall be responsible for its own and RB’s reasonable costs and expenses of all recalls of Products or complaints in the event that such recall or complaint is the result of any negligent act or omission or breach of the terms of this Agreement by MSX.

13.11
RB shall be responsible for its own and MSX’s reasonable costs and expenses of all recalls of Products or complaints in the event that such recall or complaint is the result of any negligent act or omission or breach of the terms of this Agreement by RB.

13.12
In the event that a recall of Products results from the joint negligence of RB and MSX, each party shall be responsible for the expenses of such recall in direct proportion to each party’s percentage of fault as determined jointly by written agreement of the parties or by a court of competent jurisdiction.

13.13
In the event of a recall being initiated by a Regulatory Authority, where the scope of the recall is directed at all Products and where the purpose of such recall is not attributable to the fault of either RB or MSX, RB shall be responsible for MSX’s expenses properly and necessarily incurred directly in connection with the recall.

13.14
Provided that MSX has stocks of usable API, MSX shall use commercially reasonable efforts, subject to other MSX contractual commitments, in attempting to supply RB with replacement Products during the handling and disposition of such recall.

14.          AD HOC INSPECTION TESTING AND SAMPLES

14.1
Notwithstanding the provisions of Clause 13 above, upon the reasonable written request of RB, MSX shall promptly, at RB’s cost, submit samples of the Products for RB’s approval before the Products are delivered. Such samples shall be marked by MSX for identification.

14.2
On reasonable request and notice in writing, RB shall be entitled, without interfering with MSX’s operations, to inspect and test the Products during manufacture, processing and storage and MSX shall at its own cost provide or shall procure the provision of all such facilities as may reasonably be required by RB including access to MSX’s premises.

14.3
The exercise by RB of its rights pursuant to Clauses 14.1 or 14.2 shall not prejudice RB’s right to reject, pursuant to the terms of this Agreement, any Products which do not comply with the Product Specification or the provisions of this Agreement (except the API Specification), or represent RB’s assumption of liability in any manner whatsoever with respect to such non-compliant Products.

15.          INTELLECTUAL PROPERTY RIGHTS AND LABELLING

15.1
Nothing in this Agreement shall affect the ownership of any Existing Intellectual Property Rights which one party agrees to make available to the other during the Term and, save as otherwise set out in this Agreement, neither party shall have the right to use or exploit the Existing Intellectual Property Rights of the other party.

15.2
MSX hereby grants RB and its Affiliates during the Term the exclusive (including to the exclusion of MSX) and only right and license (with the right to grant sub-licenses thereunder) under MSX’s Existing Intellectual Property Rights to use and sell any product, including the Products, in the Field throughout the Territory. During the remainder of the Term after payment of Royalties stops under Clause 7 (or otherwise in accordance with the terms of this Agreement) in the Territory or any portion thereof, as applicable, this license shall thereafter become royalty-free in the Field in that portion of the Territory, as applicable.

15.3	During the Term, MSX shall not assign or license any of MSX Existing Intellectual Property Rights to other parties for the use or sale of products within the Field.

15.4
If, during the Term, either party (or any agent or authorised Sub-Contractor of it) develops or creates (whether with or without others and whether jointly with the other party or not) any Arising Intellectual Property Rights, it will forthwith disclose any such Arising Intellectual Property Rights to the other party. To this extent, MSX warrants to RB that in the event of MSX using any agent (including without limitation and authorised Sub-Contractor) for the performance of any tasks under this Agreement it has in place, or will put in place, agreements with such agents which provide that any Arising Intellectual Property Rights within the Field created in the performance of such tasks shall belong to RB.

15.5
Any Arising Intellectual Property Rights (including without limitation any Arising Intellectual Property Rights created by MSX acting alone or in combination with RB) in the Field will belong to RB. To the extent that MSX would otherwise be the owner in whole or in part of any such rights, MSX shall promptly, upon request by RB, assign the entire right, title and interest to any and all such Arising Intellectual Property Rights to RB for a consideration of one Pound Sterling. In cases where MSX owns Arising Intellectual Property Rights within the Field which cannot be assigned, MSX will grant RB an irrevocable, perpetual, exclusive (including to the exclusion of MSX) royalty-free license (with the right to grant sub-licenses thereunder) under such Arising Intellectual Property Rights solely within the Field throughout the Territory. Other than as set forth in the first three sentences of this Clause 15.5, MSX shall own and, unless otherwise agreed in writing by MSX, RB shall not have or be granted under this Agreement any right, title or interest to, in or under, any Arising Intellectual Property Rights.

15.6
Claims of patent applications filed by RB shall be limited to the Field. To the extent that registered patent protection is obtained which is broader than the Field, RB grants MSX a royalty-free worldwide exclusive (including to the exclusion of RB) license, with rights to sublicense, outside the Field under the registered protection or applications therefor, which shall last for the duration of the registered protection or application therefor, to carry out all acts which would otherwise be prohibited due to RB’s patent protection outside the Field.

15.7
Any Arising Intellectual Property Rights (including without limitation any Arising Intellectual Property Rights created by RB acting alone or in combination with MSX) other than those covered by Clause 15.5 above will belong to MSX. To the effect that RB would otherwise be the owner in whole or in part of any such rights, RB shall promptly upon request by MSX assign with full title guarantee the entire right, title and interest to any and all such Arising Intellectual Property Rights to MSX for a consideration of one Pound Sterling. In cases where RB owns Arising Intellectual Property Rights which cannot be assigned, such as a claim which falls outside the Field, RB will grant MSX a royalty-free, worldwide exclusive (including to the exclusion of RB) license, with rights to sublicense, outside the Field.

15.8
Claims of patent applications filed by MSX shall be limited to being outside the Field. To the extent that registered patent protection is obtained which is within the Field, MSX grants RB a royalty-free worldwide exclusive (including to the exclusion of MSX) license, with rights to sublicense, within the Field under the registered protection or applications therefor, which shall last for the duration of the registered protection or application therefor, to ‘carry out all acts which would otherwise be prohibited due to MSX’s patent protection within the Field.

15.9
By way of illustration of Clauses 15.5 through and including Clause 15.8 and Clause 15.10, if the parties were to create an improved formulation for certain types of common compounds which would speed the production time for the product, RB would have all Arising Intellectual Property Rights (including the exclusive right to use or to license) within the Field and MSX would have all Arising Intellectual Property Rights (including the exclusive right to use or to license) outside of the Field. For the avoidance of doubt, following termination of this Agreement then, subject to any future written agreement of the parties expressly to the contrary, RB would have rights to the Arising Intellectual Property Rights within the Field but no rights to any Arising Intellectual Property Rights outside the Field or MSX’s Existing Intellectual Property Rights, and MSX would have rights to Arising Intellectual Property Rights outside the Field but no rights to the Arising Intellectual Property Rights within the Field or any of RB’s Existing Intellectual Property Rights.

15.10
The parties agree that, in order (i) to allow RB to apply for, prosecute or maintain any registered protection for RB’s rights in the Arising Intellectual Property as identified in Clause 15.5 and (ii) to allow MSX to apply for, prosecute or maintain any registered protection for MSX’s rights in the Arising Intellectual Property as identified in Clause 15.7, each in a manner which does not prejudice the prospects for registered protection of the other party. Each party shall work with and cooperate with the other prior to any disclosure of, or patent application filing for, any Arising Intellectual Property Right and shall act in accordance with Schedule Nine.

15.11	During the Term, MSX will not assign or license any of MSX’s Existing Intellectual Property Rights to other parties for use in the Field.

15.12
During the Term, except during the last twelve (12) month period thereof if the parties have elected not to extend the Term of this Agreement in accordance with the terms of Clause 3.9, and whether in isolation or for or with others, MSX shall not carry out research or research work related to the Field, other than pursuant to this Agreement.

15.13
During the Term, in the event that MSX shall decide that it no longer wishes to apply for, prosecute or maintain any registered protection for any of MSX Existing Intellectual Property Rights for any country, it shall forthwith notify RB. If RB indicates to MSX that it wishes to take an assignment of such Existing Intellectual Property Rights within the Field, it shall so notify MSX who agrees to conduct good faith negotiations in attempting to reach a resolution to assign such Existing Intellectual Property Rights within the Field to RB. For the avoidance of doubt, this includes any registered protection which MSX is entitled to claim priority from an earlier application at the end of the Paris Convention priority period. If such Existing Intellectual Property Rights are assigned to RB, and to the extent that registered patent protection is obtained which is broader than the Field, RB will grant MSX an irrevocable, perpetual, exclusive (including to the exclusion of RB), royalty-free license (with the right to grant sub-licenses thereunder) under such registered protection or applications therefor outside the Field and throughout the Territory. Notwithstanding anything to the contrary, MSX is under no obligation to assign such Existing Intellectual Property Rights to RB.

15.14
During the Term and upon its knowledge of the occurrence of any infringement or suspected or threatened infringement of any of the Patents, the Arising Intellectual Property rights or the Existing Intellectual Property Rights in the Product or in the Field, or of any proceedings or suspected or threatened proceedings for the revocation or involving the validity of any of the Intellectual Property Rights, the party with this knowledge shall notify the other and provide all details within its knowledge with respect to the same and thereafter upon receipt of a written request the parties will assist each other in taking such steps as either party may reasonably consider to be appropriate at the expense of the party that considers such steps to be appropriate.

15.15	For the purpose of protecting the Intellectual Property Rights, each party shall also procure that its Affiliates shall comply with Clause 3 and this Clause 15.

15.16
Each party undertakes that it shall not at any time during the Term or after the termination or expiration of this Agreement knowingly do or suffer to be done any act or thing which may impair the rights of the other party in its Intellectual Property Rights and further undertakes that it shall not represent that it has any title to or right of ownership in the Intellectual Property Rights of the other party.

15.17
MSX shall manufacture the Products incorporating such layout, content, design, trade marks and artwork as may be reasonably directed by RB in writing. RB shall bear the cost of designing the layout, content and appearance of the labelling, inserts and packaging, including costs of Tooling, used solely in connection with the Products.

15.18
Except as may be required by any Regulatory Authority, MSX shall not make any change or modification to the Products’ packaging or labelling, including the layout, content, design, trade marks or artwork used in connection with such packaging or labelling without the prior written consent of RB.

15.19
RB may, on reasonable prior written notice, change any part of the packaging or labelling of the Products. In the event that such change results in any write-off of the cost of Raw Materials, RB shall bear the cost of such write-off to the extent that such Raw Materials were reasonably required to meet RB’s Forecasts.

15.20
In the event of any packaging or labelling changes, MSX shall, if requested in writing by RB, either destroy (in accordance with all applicable laws) or deliver to RB any Products which are to be written off. RB is to bear the cost of such write off for such Products at: (1) the Cost of Goods Price for such Products if the packaging or labelling change was at RB’s choice; or (2) the manufacturing costs for such Products if the packaging or labelling change was done to meet a change in legal requirements. In addition to the foregoing, in either case, RB shall reimburse MSX for the acquisition costs of any unused packaging materials which can no longer be used for the Products to the extent that such Raw Materials were reasonably required to meet RB’s Forecasts.

15.21
For the avoidance of doubt, in the event of any packaging or labelling changes pursuant to Clause 15.18 or Clause 15.19, upon receipt of written notice of such changes, MSX shall inform and keep RB informed of the stock levels of the Products and relevant Raw Materials and packaging components in order that RB may decide how it wishes to proceed under Clauses 15.18 and 15.19.

15.22
All copyright and other Intellectual Property Rights in any artwork and origination work supplied by RB or its nominee for the labelling, packaging and, where applicable, package inserts for the Products is and shall remain the property of RB or its nominee absolutely. MSX shall not supply or manufacture any such packaging or other components or finished Products or confusingly similar packaging or products other than to RB or as it may direct. Subject to RB being able to incorporate the trademark of MSX as set out in Schedule Eleven (or such variation thereto as is reasonably suggested by MSX and approved by RB, such approval not to be unreasonably withheld, conditioned or delayed) on the back of secondary packaging (being packaging containing one or more of the Products and of an appropriate size for such requirements) without impeding the artwork and information required by Regulatory Authorities to be placed on such secondary packaging, RB shall include the MSX trademark on the reverse of such secondary packaging with the size and location approved by RB (such approval not to be unreasonable withheld, conditioned or delayed but shall remain subject to RB’s obligations to place information required by Regulatory Authorities on such secondary packaging).

16.          FORCE MAJEURE

16.1
If either party is prevented or delayed in the performance of any of its obligations under this Agreement as a result of civil commotion, strike (but excluding industrial action or strikes by employees of either party) embargo, governmental legislation or regulation, riot, invasion, war, threat of or preparation for war, fire, explosion, storm, flood, earthquake, subsidence, epidemic or other natural physical disaster or other event beyond the reasonable control of a party that has not occurred as a result of its negligence or other act or omission (“Force Majeure Event”), it shall notify the other party, in writing, of the same as soon as practicable, fully detailing the background to, and all relevant matters connected with, such Force Majeure Event, together with such evidence thereof that it reasonably can give and specifying the period for which such prevention or delay can reasonably be expected to continue. The affected party shall use commercially reasonable efforts to remove or overcome such Force Majeure Event as quickly as possible and shall also use its commercially reasonable efforts to mitigate the impact of such Force Majeure Event of the other party. Subject to Clause 16.2, if a party shall have fully complied with its obligations under this Clause 16.1, it shall be excused from performance of its unfulfilled obligations under this Agreement from the start date of the Force Majeure until such Force Majeure Event no longer pertains.

16.2
If a Force Majeure Event prevents performance by a party of any obligations hereunder for a continuous period in excess of [***] weeks, the other party shall be entitled to terminate this Agreement by written notice at any time after such [***] week period provided the relevant Force Majeure Event remains subsisting at the time such notice is given.

17.          TERMINATION

17.1
This Agreement may be terminated at any time upon either party giving to the other [***] days notice in writing if the other party commits a material breach of the terms of this Agreement and (where such breach is capable of remedy) fails to remedy such breach within [***] days of receiving written notice from the other party specifying the breach and requiring its remedy.

17.2	This Agreement may be terminated by either party, immediately on written notice to the other, if;

17.2.1
the other party shall go into liquidation whether voluntary or compulsory or is dissolved or becomes insolvent or if a petition shall be presented or an order made for the appointment of an administrator or if a receiver, administrative receiver or manager shall be appointed over any part of its assets or undertaking which appointment is not dismissed within thirty (30) days of having been made; or

17.2.2	any distress, execution, sequestration or other process is levied or enforced upon or sued out against the property of the other party which is not discharged within thirty (30) days.

17.3	This Agreement may be terminated by RB, forthwith upon written notice to MSX, in the event that:

17.3.1
any applicable Regulatory Authority, state or local regulatory approvals, laws, ordinances or regulations, present or future, state that the Manufacturing Site is not suitable, or ceases to be suitable, for the manufacture of the Products; or

17.3.2	the Product is not suitable for Manufacture by MSX due to environmental, health or safety reasons; or

17.3.3	any of RB’s Health Registrations for the Products is suspended or withdrawn; or

17.3.4	it is determined that the formulation, use or sale of the Products infringes any third party Intellectual Property Rights; or

17.3.5	RB is unable to demonstrate bio-equivalence between the Products and its Suboxone product; or

17.3.6
MSX is unable to provide stability data demonstrating, and obtain appropriate authorisation specifying, a shelf life of the finished Products (i.e. Products packed in accordance with the Packaging Specification) at least equivalent to [***] months; or

17.3.7	RB exercises its right to terminate in accordance with the terms of Clause 7.9.

17.4
This Agreement may be terminated by RB, forthwith upon written notice to MSX, in the event that MSX’s cumulative on-time Product delivery falls below eighty percent (80%) during any six (6) month period as specified in Clause 6.5.1, provided that the reason for such failure is not due to the failure of RB to deliver the API on time or to any other fault or failure attributable to RB or its Affiliates or their respective assigns or sublicensees.

17.5	This Agreement may be terminated by MSX, forthwith upon written notice to RB:

17.5.1
In the event that following RB’s filing of a New Drug Application (“NDA”) for FDA approval of the Product (which shall be filed on the assumption that both parties will act reasonably to obtain such filing) and after the expiry of the six (6) month period commencing with RB’s receipt of final response from the FDA regarding RB’s NDA filing, RB fails to use its commercially reasonable efforts to obtain and diligently pursue all approvals from the FDA as required by this Agreement. For purposes of this Clause 17.5.1, RB shall be deemed to have failed to use commercially reasonable efforts to obtain all approvals from the FDA as required by this Agreement if RB fails or elects not to use such efforts and resources (including, without limitation, the promptness in which such efforts and resources would be applied) consistent with its expression of commitment and intent regarding its regulatory strategy for the commercialization exploitation of the Products, on and before the Commencement Date, as a priority of its and its Affiliates product development program, including expending such additional funds and devoting such additional manpower and other resources as is necessary and appropriate to reasonably assure the timely grant of such approvals to effect the transactions contemplated under this Agreement and, in any circumstances, which are consistent with the general level of effort and resources that would be used in the pharmaceutical industry for a company similar in size and scope and with the intention to commercialize and exploit a product critical to the continued success of the company. The parties understand and agree that RB shall not be construed as failing to use commercially reasonable efforts for delays caused solely by the FDA in its review of the applications for U.S. Regulatory Approvals by RB if RB is diligently and timely responding to requests and demands by the FDA relating to such applications;

17.5.2
In the event that RB fails to make reasonable efforts toward a Product Launch in the U.S. after obtaining all necessary approvals from the relevant Regulatory Authorities within six (6) months after obtaining such approvals; or

17.5.3
In the event that RB fails to reach minimum sales of the Products of at least USD$15,000,000 (fifteen million U.S. dollars) within twenty-four (24) months from the Product Launch set forth in Clause 17.5.2 above.

17.6
This Agreement may be terminated by MSX, forthwith upon written notice to RB, in the event that MSX notifies RB that supplies of the API do not meet the API Specification in accordance with Clause 4.4 and have not done so during the previous consecutive three (3) month period, and RB has not implemented an action plan and remedied the failure to supply the API to the API Specification in accordance with Clause 4.5 within three (3) months after the end of such three (3) month period.

17.7
This Agreement may be terminated by RB if a majority percentage of the issued share capital, or control of the management or voting rights, of MSX is taken over or acquired (collectively, a “Change in Control”) by any third party or parties operating within the Field or expropriated or nationalised.

18.          CONSEQUENCES OF TERMINATION

18.1	Upon termination or expiry of this Agreement for whatever reason, MSX shall:

18.1.1
at the written request of RB, use its best endeavours to novate the contracts for the supply of all Raw Materials, Film, packaging components and other materials used in the production of the Products to RB, or as RB may direct, and to meet any request from RB required to transfer production or any registrations or licences or approvals relating to the Products to RB, its Affiliates or any third party approved in writing by RB;

18.1.2
release and make available for immediate collection by or on behalf of RB, and RB shall forthwith purchase from MSX, (i) all finished Products (including stocks maintained in accordance with Clause 6.4) at the Cost of Goods Price and/or (ii) the Raw Materials at the relevant cost of Raw Materials, each as determined in the previous Annual Review;

18.1.3	promptly deliver to RB (or its nominee) a copy of the Master Manufacturing File;

18.1.4
in the case of termination of this Agreement by RB under Clauses 17.1, 17.2, 17.3.1, 17.3.2, 17.3.6, 17.3.7, 17.4, and 17.7 promptly provide to RB all relevant Intellectual Property which is necessary or reasonably useful for the manufacture of the Product in the Field by a qualified third party manufacturer including, but not limited to, those specified in Clause 6.6, subject to confidentiality and intellectual property agreements in the form reasonably satisfactory to MSX; MSX not to unreasonably withhold or delay the execution of such agreements;

18.1.5
promptly collect, pack and make ready for delivery to RB all Tooling provided by or funded by RB, and follow all reasonable directions of RB with respect to the disposition of such Tooling, such delivery being at RB’s cost, and the risk of loss or damage to such Tooling shall pass to RB at the time of removal from MSX’s facility; and

18.1.6
promptly procure the delivery to RB of, or at RB’s request destroy, all copies in its possession of all Confidential Information which is in documentary or other tangible form (including all copies thereof) and which has been disclosed to MSX together with all material relating to that Confidential Information prepared by, or on behalf of, MSX and, at RB’s written request, undertake to RB in writing that it has complied with the provisions of this Clause 18.

19.          ASSIGNMENT AND THIRD PARTY RIGHTS

19.1
Except as expressly provided herein, neither the benefits nor the obligations of this Agreement (or any agreement hereunder) or of any provision of it may be assigned or transferred (including sub-contracting other than sub-contracting to the Sub-Contractors listed on Schedule Five) by either party without the prior written consent of the other.

19.2
Without MSX’s consent, this Agreement (including any agreements hereunder) shall be assignable by RB to any Affiliate and to any purchaser of all or a substantial part of the business of RB to which this Agreement relates and in the event of such assignment and written assumption by such purchaser, RB shall with effect from such assignment be released from its obligations hereunder and all references in this Agreement to RB shall be changed to mean its assigns.

19.3
Any Affiliate of RB may place Orders for Products under this Agreement and may accordingly in their own right enforce the provisions of this Agreement, as though it were RB; provided, that (a) each Affiliate of RB that places an Order for Products shall by doing so be deemed to have assumed RB’s obligations under this Agreement for purposes of such Order, and (b) RB shall remain obligated for the performance of all of the obligations of RB and the applicable Affiliate of RB arising from this Clause 19.3.

19.4
MSX may, without the prior consent of RB, assign this Agreement (and any agreements hereunder): (i) to any purchaser of all or a substantial part of the assets or business of MSX to which this Agreement relates, or (ii) to MonoSol Rx, Inc., and, in each such case, MSX shall with effect from such assignment be released from its obligations hereunder and all references in this Agreement to MSX shall be deemed to include its assigns.

19.5
MSX may, without the prior consent of RB, assign its rights and/or benefits under this Agreement or any provision of it, including, without limitation, any Royalties and/or any other payments due MSX, to any third party, including, without limitation, MonoSol Rx, Inc. or other Affiliate of MSX; provided, that in the event of such assignment under this Clause 19.5, MSX shall remain obligated for the performance of all of the obligations of MSX arising under this Agreement.

20.          NOTICES

20.1	Any notice or other communication to be given under this Agreement shall be delivered personally, sent by first-class, pre-paid post or by fax to the following numbers and addresses:

RECKITT BENCKISER		With a copy to
Addressee Fax Address	[***] [***] [***] 10710 Midlothian Turnpike, Suite 430 Richmond, VA 23235	[***] [***] [***] 10710 Midlothian Turnpike, Suite 430 Richmond, VA 23235

MONOSOL RX, LLC		With a copy to

Addressee Fax Address	Senior Vice President – Business Development [***] 30 Technology Drive Warren, NJ 07059	[***] [***] Day Pitney LLP By Courier: 200 Campus Drive Florham Park, New Jersey 07932 Or By Mail: P.O. Box 1945 Morristown, New Jersey 07962

and shall be deemed to have been served upon delivery to the above addresses (if served by hand), three (3) working days following postage to such addresses (if sewed by first-class pre-paid post), and upon transmission of the fax correctly sent to the above number (provided that the sender has proof of transmission and any notice sent after 16:30 shall be deemed to have been served on the recipient the next working day).

21.          MISCELLANEOUS

21.1
If there are any inconsistencies between the terms and conditions set forth in this Agreement and the terms and conditions set forth in any quotation, Order, acknowledgement or invoice, the terms and conditions of this Agreement shall prevail.

21.2
This Agreement, the Product Specification, Packaging Specification, API Specification, or any Order may only be amended, modified or varied by the parties by an instrument in writing signed on behalf of each of the parties.

21.3
The waiver by either party of any right under this Agreement or of any failure to perform or breach hereof by the other party shall not constitute or be deemed to be a waiver of any other or future right hereunder or of any other failure to perform or breach hereof by such other party, whether of a similar or dissimilar nature.

21.4
The expiration or earlier termination of this Agreement will not operate to release either party hereto from its obligations which are expressed to or implicitly survive such expiration or termination (including, without limitation, Clauses 9, 10, 11, 12, 13, 15, 18, 20, or 22 and any regulatory obligations imposed by Regulatory Authorities to the extent that these obligations by their terms require the parties to continue to perform such obligations beyond such expiration or termination), or from any liability which has already accrued to the other party as of the date of expiration or termination or which may thereafter accrue in respect of any act, omission or default occurring prior to expiration or termination.

21.5	Nothing in this Agreement shall constitute or be deemed to constitute the creation of a partnership, agency, or employer/employee relationship between the parties.

21.6
This Agreement, together with the Development Agreement for a Pharmaceutical Film between the parties dated 11 December 2006 (and associated amendments, collectively, the “Development Agreement”), Product Specification, API Specification, Quality Agreement and the Schedules attached hereto, constitute the entire agreement and understanding of the parties and supersede any previous agreement between RB and MSX and their Affiliates in relation to the subject matter of this Agreement. To the extent of any conflict or inconsistency between the Development Agreement and/or the Quality Agreement and this Agreement, the terms and conditions of this Agreement shall supersede and control such conflict and/or inconsistent term or condition of the Development Agreement and/or the Quality Agreement, as the case may be save that in the event that the Quality Agreement imposes an additional or greater responsibility than that contained in this Agreement, such additional or greater responsibility shall prevail and be binding on the parties.

21.7
If any provision of this Agreement is held by any court or other competent authority to be invalid or unenforceable in whole or in part it shall be deemed severed from this Agreement and the validity of the other provisions and the remainder of the provision in question shall not be affected.

21.8
This Agreement may be executed in one or more counterparts, all of which shall be considered as one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties.

21.9
All royalties, taxes and duties imposed or levied on any Products delivered hereunder shall be for the account of and paid by MSX to the point where the Products have been delivered FCA in accordance with Clause 5.7. All royalties, taxes and duties imposed or levied on the Products after such delivery shall be for the account of and paid by RB.

22.          LIMITATION OF LIABILITY

22.1
Notwithstanding any provision of this Agreement to the contrary (save in respect of any liability for personal injury or death resulting from a party’s negligence), in no event shall either party be liable to the other, or have any obligation to the other, as the case may be, for any consequential or indirect damages or Losses (including any loss of profits suffered by RB or MSX) however caused and on any theory of liability, regardless of any failure of essential purpose of any remedy available under this Agreement. For the avoidance of doubt, notwithstanding the foregoing limitation of liability, MSX shall ‘remain liable for performance of its obligations as set out under Clauses 7.9.3.3 and 7.10 and the foregoing limitation of liability shall not be applicable to consequential or indirect damages or Losses (including, without limitation, lost profits incurred by the indemnified party) suffered or incurred by an indemnified party as a direct result of any failure by the indemnifying party to perform its obligations under this Agreement which the indemnified party can demonstrate is due to wilful misconduct by the indemnifying party or any of its employees or Affiliates; provided, however, that the parties acknowledge and agree that any act or omission of the indemnifying party or any of its employees or Affiliates done in good faith shall not be and shall not be construed to be wilful misconduct of the indemnifying party or any of its employees or Affiliates. The indemnified party shall inform the indemnifying party in writing of its intent to seek damages pursuant to the foregoing sentence and provide the indemnifying party with reasonable opportunity to remediate any such Loss; provided that nothing in this sentence shall relieve the indemnifying party from performing its obligations in accordance with the terms of this Agreement.

23.          LAW AND JURISDICTION

23.1
This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, United States of America, save as to conflict of law provisions, and the parties hereby agree to submit to the jurisdiction of the federal courts located in the State of Delaware.

24.          CODE OF CONDUCT

24.1
MSX and RB shall discuss at each Annual Review RB’s Code of Conduct as published as at the time of such Annual Review and ways in which MSX may seek to be consistent with such Code of Conduct to the extent such Code of Conduct does not conflict with the laws of employment practices in the United States and the State of Indiana.

Signed for and on behalf of Reckitt Benckiser Pharmaceuticals Inc.
/s/Shaun Thaxter
Name:	Shaun Thaxter
Title:	President RB Pharma U.S.
Date:	8/18/08

Signed for and on behalf of MonoSol Rx, LLC
/s/Alexander M. Schobel
Name:	Alexander M. Schobel
Title:	President & CEO
Date:	8/18/08

Schedule One

Cost of Goods Price

USD$[***] per pouched single dose Product

Net Sales Value

The Net Sales Value shall mean, in any case where a Product is sold or commercially disposed of for value by RB, its Affiliates or distributors, the gross invoiced sales price for such Product to third parties, on an arm’s length basis, less the following discounts: (a) customary trade, quantity and trade discounts, charge backs, Medicare or other governmental rebates and customary rebates actually taken or allowed; (b) credits or allowances given or made for the rejection or return of any previously sold Product; (c) to the extent included and separately invoiced in such gross invoice price, any tax or government charge imposed and paid on sale, delivery or use of such Product including, without limitation, any value added or similar tax or government charge, but not including any tax levied with respect to income; and (d) to the extent included and separately invoiced in such gross invoice price any reasonable or documented transport charges.

Schedule Two

Patents

Filed MSRX IP Covering Reckitt-Benckiser
Current Film Formulations and Processes

[***]

Schedule Three

Products

A pouched single dose of the following products:

Buprenorphine Active Ingredient

2 mg

8 mg

12 mg

16 mg

Buprenorphine plus Naloxone Active Ingredient

2 mg Buprenorphine + 0.5 mg Naloxone

8 mg Buprenorphine + 2 mg Naloxone

12 mg Buprenorphine + 3 mg Naloxone

16 mg Buprenorphine + 4 mg Naloxone

Schedule Four

Specifications

PART A

Product and Packaging Specifications

These specifications are as attached in the following pages

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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

	Name	Department	Signature	Date
Prepared by:	[***]	[***]	[***]	[***]
Reviewed by:	[***]	[***]	[***]	[***]
Approved by:	[***]	[***]	[***]	[***]
Approved by:	[***]	[***]	[***]	[***]
Approved by:	[***]	[***]	[***]	[***]
Approved by:	[***]	[***]	[***]	[***]

MonoSol Rx, LLC	[***]	Rev. 2	Page: 1 of 1	[***]
[***]			[***]	[***]

[***]

TEST	Method	Specification
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

	Name	Department	Signature	Date
Prepared by:	[***]	[***]	[***]	[***]
Reviewed by:	[***]	[***]	[***]	[***]
Approved by:	[***]	[***]	[***]	[***]
Approved by:	[***]	[***]	[***]	[***]

MonoSol Rx, LLC	[***]	Rev. 1	Page: 1 of 1	[***]
[***]			[***]	[***]

[***]

Test	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

	Name	Department	Signature	Date
Prepared by:	[***]	[***]	[***]	[***]
Reviewed by:	[***]	[***]	[***]	[***]
Approved by:	[***]	[***]	[***]	[***]
Approved by:	[***]	[***]	[***]	[***]
Approved by:	[***]	[***]	[***]	[***]
Approved by:	[***]	[***]	[***]	[***]

MonoSol Rx, LLC	[***]	Rev. 1	Page: 1 of 1	[***]
[***]			[***]	[***]

[***]

Test	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

	Name	Department	Signature	Date
Prepared by:	[***]	[***]	[***]	[***]
Reviewed by:	[***]	[***]	[***]	[***]
Approved by:	[***]	[***]	[***]	[***]
Approved by:	[***]	[***]	[***]	[***]
Approved by:	[***]	[***]	[***]	[***]
Approved by:	[***]	[***]	[***]	[***]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 1
COMMERCIAL EXPLOITATION AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendments'’) is made on the 19th day of August, 2009 (the “Effective Date”) between:

PARTIES

(1)	MonoSol Rx, LLC, a company organized and existing under the laws of the USA, with offices at 30 Technology Drive, Warren, New Jersey 07059, USA (“MSX”),

and

(2)	Reckitt Benokiser Pharmaceuticals Inc., a company existing under the laws of the USA with offices at 10710 Midlothian Turnpike, Suite 430, Richmond, Virginia 23235 (“RB”).

WHEREAS, MSX and RB entered into a Commercial Exploitation Agreement, dated August 15, 2008 (the “Agreement”), pursuant to which RB engaged MSX to manufacture and supply the Products on the terms of the Agreement and MSX agreed to manufacture and supply the Products to RB on the terms of the Agreement; and

WHEREAS, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the. parties mutually desire to amend and modify certain terms and conditions of the Agreement as set forth in this Amendment.

IT IS AGREED as follows:

A.          Capitalized terms used In this Amendment without definition shall have the respective meanings ascribed thereto in the Agreement.

B.          The parties hereby agree that from the Effective Date through and until March 31, 2010 (the “Expedited Release Approval Period”), MSX shall manufacture and supply RB’s requirements of the Products for the U.S. in accordance with the SUBOXONE® Sublingual Film — Batch Transfer and Batch Release Approval Process (the “Expedited Release Approval Process”), a copy of which is annexed hereto as Schedule B and made a part hereof.  As between MSX and RB, RB shall be solely responsible for ensuring that the Products are not released for commercial distribution by RB or its secondary packager(s) until the prerequisites for release set forth in the Expedited Release Approval Process have been satisfied.  RB shall indemnify, defend and hold harmless MSX Parties pursuant to Clause 10 of the Agreement from any and all Losses that result from or arise in connection with any Claim against any of the MSX Parties to the extent the Claim arises from a release of Product by RB or its secondary packager(s) during the Expedited Release Approval Period in violation of the Expedited Release Approval Process.  RB shall accept all shipments of Product subject to the Expedited Release Approval Process.  The parties acknowledge and agree that MSX’s release of Product under the Expedited Release Approval Process deviates from the release process set forth in the underlying Agreement and Quality Agreement and that, as such, such deviation by MSX shall not constitute a violation of the underlying Agreement or the Quality Agreement.
1

C.          This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, United States of America, save as to conflict of law provisions, and the parties hereby agree to submit to the Jurisdiction of the federal courts located in the State of Delaware.

D.          Except as expressly set forth herein, all other terms and provisions of the Agreement shall remain in full force and effect without modification or change.

Signed for and on behalf Reckitt Benckiser Pharmaceuticals Inc.

/s/ Shaun Thaxter
Name: Shaun Thaxter
Title: President

Date:

Signed for and on behalf of MonoSol Rx, LLC

/s/ Mark Schobel
Name: Mark Schobel
Title: CEO

Date:

2

SCHEDULE B

SUBOXONE® SUBLINGUAL FILM – BATCH TRANSFER AND BATCH APPROVAL PROCESS
3

SUBOXONE® SUBLINGUAL FILM — BATCH TRANSFER AND BATCH RELEASE APPROVAL PROCESS

[***]
4

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 2
COMMERCIAL EXPLOITATION AGREEMENT

THIS AMENDMENT NO. 2 (the “Amendment”) is made effective as of the 13th day of November, 2009 (the “Effective Date”) between:

PARTIES

(1)	MonoSol Rx, LLC, a company organized and existing under the laws of the USA, with offices at 30 Technology Drive, Warren, New Jersey 07059, USA (“MSX”),

and

(2)	Reckitt Benckiser Pharmaceuticals Inc., a company existing under the laws of the USA with offices at 10710 Midlothian Turnpike, Suite 430, Richmond, Virginia 23235 (“RB”).

WHEREAS, MSX and RB entered into a Commercial Exploitation Agreement, dated August 15, 2008, as amended by Amendment No. 1, dated August 19, 2009 (the “Agreement”), pursuant to which RB engaged MSX to manufacture and supply the Products on the terms of the Agreement and MSX agreed to manufacture and supply the Products to RB on the terms of the Agreement; and

WHEREAS, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually desire to amend and modify certain terms and conditions of the Agreement as set forth in this Amendment.

IT IS AGREED as follows:

A.
Capitalized terms used in this Amendment without definition shall have the respective meanings ascribed thereto in the Agreement. This Amendment shall apply solely to Products supplied for sale or other uses in the U.S. and shall not be construed to amend, modify or change the Agreement as it relates to any Products supplied for sale or other uses the ROW, except as otherwise specifically set forth in this Amendment.

B.
The parties acknowledge and agree that, as of the Effective Date, the Price payable by RB to MSX for purchases of Products for the U.S. shall be fixed at USD$[***] per pouched single dose Product, subject only to price adjustments pursuant to Clause 7.3 and Clause 7.23 of the Agreement (a new provision to the Agreement as set forth in Section K below) (the “Fixed Purchase Price”), until the earlier of either: (i) RB’s acceptance of the delivery of the One Hundred and Thirtieth Million (130,000,000) unit of Product for the U.S., or (ii) January 1, 2011 (the “Fixed Purchase Price Period”). The parties further acknowledge and agree that, as of the Effective Date, RB shall not be entitled to receive any Rebate on any Products purchased for the U.S. during the Term pursuant to Clause 7.22; however, all of RB’s purchases of Products during the Term, including without limitation, RB’s purchases of Products for the U.S., shall be included in and counted towards the calculation of RB’s aggregate volume purchases of Product in any Year for purposes of determining RB’s entitlement to the Rebates on purchases of Products during the Term in the ROW pursuant to Clause 7.22. By way of example, if during any one Year, RB purchases [***] units of Product for the U.S. and [***] units of Product for the ROW, for an aggregate purchase of [***] units of Product, RB would be entitled to receive a Rebate of [***] U.S. Dollars (USD$[***]) per unit of Product for the [***] units of Product for the ROW [***] on the units of Product for the U.S, By way of further example, if during any one Year, RB purchases [***] units of Product for the U.S. and [***] units of Product for the ROW, for an aggregate purchase of [***] units of Product, RB would be entitled to receive a Rebate of [***] U.S. Dollars (USD$[***]) per unit of Product for the first [***] units of Product for the ROW and a Rebate of [***] U.S. Dollars (USD$[***]) per unit of Product for the second [***] units of Product for the ROW but no Rebate on the units of Product for the U.S.

1

C.	The parties hereby agree that the definition of “Cost of Goods Price” under Clause 1.1 of the DEFINITIONS section of the Agreement shall be amended and restated as follows:

“Cost of Goods Price” shall have the meaning given in Clause 7.14.

D.	The parties hereby agree to amend the DEFINITIONS section of the Agreement to include the definition of “Quarter Year” under Clause 1.1 as set forth below:

“Quarter Year” means the three month period ending 31 March, 30 June, 30 September, or 31 December in each calendar year (or such part thereof as the case may be for the initial and final Quarter Year periods under this Agreement).

E.	The parties hereby agree that Clause 2.1 set forth in the TERM section of the Agreement shall be amended and restated in its entirety to read as follows:

2.1
This Agreement shall be effective beginning as of the Commencement Date and shall continue, unless earlier terminated by either party in accordance with the provisions of Clause 17, for a period of seven (7) years (the “Initial Term”). Upon expiration of the Initial Term, this Agreement shall thereafter automatically renew for successive one (1) year periods (each, a “Renewal Term”) on a continuous basis, unless and until RB delivers to MSX written notice of RB’s intent not to renew the Agreement, which notice must be delivered at least one (1) year prior to the expiration of the Initial Term or of a Renewal Term (the Initial Term, together with any Renewal Terms, are hereinafter collectively referred to as the “Term”). In no case shall the Term of this Agreement extend beyond the expiration date of the last to expire of the Patents, without the written consent of both parties.

F.	The parties hereby agree that Clause 6.3 set forth in the CAPACITY, STOCK LEVELS AND TOOLING section of the Agreement shall be amended and restated in its entirety to read as follows:

6.3.1
MSX represents and warrants that it will have the capacity to fill RB’s requirements for the Products set forth in any Order so long as the amount specified in the Order does not exceed [***] percent ([***]) of the forecasted volume for such period as set out in the previous Forecast (or such other figure as RB and MSX may agree in writing from time to time). In addition to the foregoing, MSX covenants, represents and warrants that it shall take commercially reasonable action to promptly validate and obtain cGMP approval of its Melton Road and Ameriplex facilities for the manufacture of the Products at the [***] batch size and that, by no later than [***] months after the date on which the new drug application for the Products is approved by the FDA (the “Capacity Increase Deadline”), MSX will have the capacity to manufacture and supply to RB up to [***] units of the Products for the U.S. per Quarter Year [***] units of the Products for the U.S. per Year). At RB’s reasonable written request, MSX shall provide RB with capacity information to demonstrate that the available capacity meets RB’s requirements of Product. MSX shall promptly take commercially reasonable action to address to RB’s reasonable satisfaction any capacity issues identified in accordance with this Clause 6.3 and Clause 6.6.

2

6.3.2
To ensure RB of Product supply continuity for the U.S. and ROW and in support of an extended shelf-life for the Products, MSX agrees that: (i) upon execution of this Amendment, it shall provide all necessary support to RB in order to expeditiously validate and obtain cGMP approval of an RB-designated third party packaging facility with the capability to package the Products [***]; and (ii) in the event that MSX cannot supply RB’s requirements for Products in the U.S. and/or ROW because MSX either does not have the capacity or capability to package sufficient Product [***] or Product [***], as determined by the longest Product shelf-life, to meet RB’s requirements, then RB shall have the right to source packaging of the Products from the RB-designated third party packager but only until such time as MSX is able to meet RB’s requirements for Products; and (iii) further to subsection (ii) of this Clause 6.32, MSX will supply to RB such quantities of unpackaged Product (i.e., the finished substrate) in bulk rolls, as needed by RB (within the capacity limits set forth in the Agreement), to meet RB’s requirements for Product in accordance with the terms of this Agreement.

G.	The parties hereby agree that Clause 7.4.1 set forth in the PRICE AND PAYMENT section of the Agreement shall be amended and restated in its entirety to read as follows:

7.4.1
[*** [ percent ([***]%) of the Net Sales Value of the Products sold during the Term in the U.S. per Year up to a not to exceed amount of Twenty Million U.S. Dollars (USD$20,000,000) per Year. Once the aggregate Royalties paid by RB to MSX with respect to Products sold in the U.S., inclusive of the Royalty prepayment pursuant to Clause 7.18 and the advance on Royalties pursuant to Clause 7.24, equal Forty Seven Million U.S. Dollars (USD$47,000,000), RB’s obligation to pay any further Royalties to MSX with respect to Products sold in the U.S. shall immediately and permanently cease; and

H.	The parties hereby agree that Clause 7.5.2 set forth in the PRICE AND PAYMENT section of the Agreement shall be amended and restated in its entirety to read as follows:

7.5.2
The aggregate Royalties paid by RB to MSX with respect to Products sold in the U.S., inclusive of the Royalty prepayment pursuant to Clause 7.18 and the advance on Royalties pursuant to Clause 7.24, reaching the amount of Forty Seven Million U.S. Dollars (USD$47,000,000).

3

I.
The parties hereby agree that Clause 7.7 set forth in the PRICE AND PAYMENT section of the Agreement shall be amended to delete: (i) the reference to Clause 7.4.1 in the first sentence, (ii) Clause 7.7.1 in its entirety, and (iii) the last two sentences of Clause 7.7 and replace these sentences with the following provision: “Upon making payment to MSX of the amounts stated in Clause 7.7.2 the obligations to pay Royalties to MSX in respect of the ROW will immediately cease.”

J.	The parties hereby agree that Clause 7.16 set forth in the PRICE AND PAYMENT section of the Agreement shall be amended and restated in its entirety to read as follows:

7.16	Invoices shall be paid in accordance with the following payment schedule:

7.16.1          RB shall pay invoices in respect of the Cost of Goods Price for the U.S., together with any other invoices submitted to it pursuant to this Agreement for the U.S. prior to the expiry of the 2010 Year, within [***] of receipt by RB from MSX of a valid invoice therefore (reflecting applicable sales tax, if any). RB shall thereafter pay invoices in respect of the Cost of Goods Price for the U.S., together with any other invoices submitted to it pursuant to this Agreement for the U.S. for the remainder of the Term, within [***] of receipt by RB from MSX of a valid invoice therefore (reflecting applicable sales tax, if any); provided, however, that, commencing after the Price reduction in respect of the U.S. pursuant to Clause 7.23 below takes effect, RB shall thereafter pay for the remainder of the Term such invoices [***] of receipt by RB from MSX of a valid invoice therefore (reflecting applicable sales tax, if any).

7.16.2          RB shall pay invoices in respect of the Cost of Goods Price for the ROW, together with any other invoices submitted to it pursuant to this Agreement for the ROW, within [***] of receipt by RB from MSX of a valid invoice therefore (reflecting applicable sales tax, if any).

K.	The parties hereby agree that Clause 7.18 set forth in the PRICE AND PAYMENT section of the Agreement shall be amended and restated in its entirety to read as follows:

7.18
RB shall pay the Royalty for Products (if any) pursuant to Clause 7.4.1 within [***] of the expiry of the Quarter Year period in which the relevant Royalties are chargeable. Once the aggregate Royalties paid by RB to MSX with respect to Products sold in the U.S., inclusive of the advance on Royalties pursuant to Clause 7.24, equal [***] U.S. Dollars (USD[***]), RB shall, within [***] days, prepay to MSX [***] U.S. Dollars (USD$[***]) on a non-refundable basis, which prepayment shall be credited by MSX against future Royalties payable by RB for Products sold in the U.S. Upon making the prepayment of [***] U.S. Dollars (USD$[***]) to MSX, RB’s obligation to pay any further Royalties to MSX with respect to Products sold in the U.S. shall immediately and permanently cease. RB shall pay the royalty for Products (if any) pursuant to Clause 7.4.2 within [***] of the expiry of the Half Year period in which the relevant Royalties are chargeable. Each Royalty payment shall be accompanied by a statement detailing the calculation of Royalties due to MSX, including, without limitation, the amount of Products sold and the corresponding Royalty amount.

4

L.	The parties hereby agree that the PRICE AND PAYMENT section of the Agreement shall be amended to include a new Clause 7.23, which shall be set forth as follows:

7.23
Upon the payment by RB to MSX of [***] U.S. Dollars (USD$[***]) of Royalties for the U.S. (including the prepayment of Royalties pursuant to Clause 7.18), the then current Price payable by RB to MSX for purchases of Products in the U.S. shall automatically and immediately be reduced by [***] percent ([***]%) and this reduced Price shall thereafter remain in effect for a period of one (1) year before it is subject to adjustment pursuant to the terms of the Agreement.

M.	the parties hereby agree that the PRICE AND PAYMENT section of the Agreement shall be amended to include a new Clause 7.24, which shall be set forth as follows:

7.24
RB agrees to pay MSX an advance of [***] U.S. Dollars (USD$[***]) on the Royalties payable to MSX pursuant to Clause 7.4.1 upon receiving approval of its new drug application (NDA) for the Products from the FDA. MSX hereby agrees that RB shall be entitled to receive interest on this advance in the amount of [***] percent ([***]%) per annum and that the total amount of the advance, plus accumulated interest, shall be credited against the Royalties payable by RB to MSX pursuant to Clause 7.4.1.

N.
Except as expressly set forth herein, all other terms and provisions of the Agreement shall remain in full force and effect without modification or change. This Amendment shall be made a part of, and incorporated by reference into, the Agreement and shall be subject to the terms and provisions thereof, except as expressly set forth herein.

5

Signed for and on behalf Reckitt Benckiser Pharmaceuticals Inc.

/s/ Shaun Thaxter
Name: Shaun Thaxter
Title: President
Date: November 13, 2009

Signed for and on behalf of MonoSol Rx, LLC

/s/ Mark Schobel
Name: Mark Schobel
Title: CEO
Date: November 13, 2009

6

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 3
COMMERCIAL EXPLOITATION AGREEMENT

THIS AMENDMENT NO. 3 (this “Amendment”) is made on the 30th day of March 2010 (the “Effective Date”) between:

PARTIES

(1)	MonoSol Rx, LLC, a company organized and existing under the laws of the USA, with offices at 30 Technology Drive, Warren, New Jersey 07059, USA (“MSX”),

and

(2)	Reckitt Benckiser Pharmaceuticals Inc., a company existing under the laws of the USA with offices at 10710 Midlothian Turnpike, Suite 430, Richmond, Virginia 23235 (“RS”).

WHEREAS, MSX and RB entered into a Commercial Exploitation Agreement, dated August 15, 2008 (the “Agreement”), pursuant to which RB engaged MSX to manufacture and supply the Products on the terms of the Agreement and MSX agreed to manufacture and supply the Products to RB on the terms of the Agreement; and

WHEREAS, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually desire to amend and modify certain terms and conditions of the Agreement as set forth in this Amendment.

IT IS AGREED as follows:

A.	Capitalized terms used in this Amendment without definition shall have the respective meanings ascribed thereto in the Agreement.

B.
The parties hereby agree that from the Effective Date through and until May 31, 2010 (the “Expedited Release Approval Period”), MSX shall manufacture and supply RB’s requirements of the Products for the U.S. in accordance with the SUBOXONE® Sublingual Film — Batch Transfer and Batch Release Approval Process (the “Expedited Release Approval Process”), a copy of which is annexed hereto as Schedule B and made a part hereof. As between MSX and RB, RB shall be solely responsible for ensuring that the Products are not released for commercial distribution by RB or its secondary packager(s) until the prerequisites for release set forth in the Expedited Release Approval Process have been satisfied. . RB shall indemnify, defend and hold harmless MSX Parties pursuant to Clause 10 of the Agreement from any and all Losses that result from or arise in connection with any Claim against any of the MSX Parties to the extent the Claim arises from a release of Product by RB or its secondary packager(s) during the Expedited Release Approval Period in violation of the Expedited Release Approval Process. RB shall accept all shipments of Product subject to the Expedited Release Approval Process. The parties acknowledge and agree that MSX’s release of Product under the Expedited Release Approval Process deviates from the release process set forth in the underlying Agreement and Quality Agreement and that, as such, such deviation by MSX shall not constitute a violation of the underlying Agreement or the Quality Agreement.

1

C.
This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, United States of America, save as to conflict of law provisions, and the parties hereby agree to submit to the jurisdiction of the federal courts located in the State of Delaware.

D.	Except as expressly set forth herein, all other terms and provisions of the Agreement shall remain in full force and effect without modification or change.

Signed for and on behalf Reckitt Benckiser Pharmaceuticals Inc.

/s/ Shaun Thaxter
Name: Shaun Thaxter
Title: President

Date:

Signed for and on behalf of MonoSol Rx, LLC

/s/ Mark Schobel
Name: Mark Schobel
Title: CEO

Date:
2

SCHEDULE B

SUBOXONE® SUBLINGUAL FILM – BATCH TRANSFER AND BATCH APPROVAL
  PROCESS

[***]
3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 4
COMMERCIAL EXPLOITATION AGREEMENT

THIS AMENDMENT NO. 4 (this “Amendment”) is made on the 13th day of October 2010 (the “Effective Date”) between:

PARTIES

(1)	MonoSol Rx, LLC, a company organized and existing under the laws of the USA, with offices at 30 Technology Drive, Warren, New Jersey 07059, USA (“MSX”),

and

(2)	Reckitt Benckiser Pharmaceuticals Inc., a company existing under the laws of the USA with offices at 10710 Midlothian Turnpike, Suite 430, Richmond, Virginia 23235 (“RB”).

WHEREAS, MSX and RB entered into a Commercial Exploitation Agreement, dated August 15, 2008 as amended by Amendment No, 1 thereto on August 19, 2009, Amendment No. 2 thereto on November 13, 2009, and Amendment No. 3 thereto on March 30, 2010 (collectively, the “Agreement’), pursuant to which RB engaged MSX to manufacture and supply the Products on the terms of the Agreement and MSX agreed to manufacture and supply the Products to RB on the terms of the Agreement; and

WHEREAS, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually desire to amend and modify certain terms and conditions of the Agreement as set forth in this Amendment.

IT IS AGREED as follows:

A.          Capitalized terms used in this Amendment without definition shall have the respective meanings ascribed thereto in the Agreement.

B.
The parties hereby agree that from the Effective Date through and until December 31, 2010 (the “Expedited Release Approval Period”), MSX shall manufacture and supply RB’s requirements of the Products for the U.S. in accordance with the SUBOXONE4 Sublingual Film — Batch Transfer and Batch Release Approval Process (the “Expedited Release Approval Process”), a copy of which is annexed hereto as Schedule B and made a part hereof. As between MSX and RB, RB shall be solely responsible for ensuring that the Products are not released for commercial distribution by RB or its secondary packager(s) until the prerequisites for release set forth in the Expedited Release Approval Process have been satisfied. RB shall indemnify, defend and hold harmless MSX Parties pursuant to Clause 10 of the Agreement from any and all Losses that result from or arise in connection with any Claim against any of the MSX Parties to the extent the Claim arises from a release of Product by RB or its secondary packager(s) during the Expedited Release Approval Period in violation of the Expedited Release Approval Process. RB shall accept all shipments of Product subject to the Expedited Release Approval Process. The parties acknowledge and agree that MSX’s release of Product under the Expedited Release Approval Process deviates from the release process set forth in the underlying Agreement and Quality Agreement and that, as such, such deviation by MSX shall not constitute a violation of the underlying Agreement or the Quality Agreement.

1

C.
This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, United States of America, save as to conflict of law provisions, and the parties hereby agree to submit to the jurisdiction of the federal courts located in the State of Delaware.

D.	Except as expressly set forth herein, all other terms and provisions of the Agreement shall remain in full force and effect without modification or change.

Signed for and on behalf Reckitt Benckiser Pharmaceuticals Inc.

/s/ Shaun Thaxter
Name: Shaun Thaxter
Title: President

Date: 10/18/10

Signed for and on behalf of MonoSol Rx, LLC

/s/ Mark Schobel
Name: Mark Schobel
Title: CEO

Date: 10/19/10

2

SCHEDULE B

SUBOXONE® SUBLINGUAL FILM – BATCH TRANSFER AND BATCH APPROVAL
PROCESS

[***]
3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 5
COMMERCIAL EXPLOITATION AGREEMENT

THIS AMENDMENT NO. 5 (this “Amendment”) is made on the 15th day of December 2010 (the “Effective Date”) between:

PARTIES

(1)	MonoSol Rx, LLC, a company organized and existing under the laws of the USA, with offices at 30 Technology Drive, Warren, New Jersey 07059, USA (“MSX”),

and

(2)	Reckitt Benckiser Pharmaceuticals Inc., a company existing under the laws of the USA With office’s at 10710 Midlothian Turnpike, Suite 430, ROMEO, Virginia 23235 (“RB”).

WHEREAS, MSX and RB entered into A Commercial Exploitation Agreement, dated August 15, 2005 as amended by Amendment No. 1 thereto do August 19, 2009, Amendment No, 2 thereto on November 13, 2009, Amendment No, 3 thereto on March 30, 2010, and Amendment No. 4 thereto on October 13, 2010 (collectively the “Agreement”), pursuant to which RB engaged MSX to manufacture and supply the Products on the terms of the Agreement and MSX agreed to manufacture and supply the Products to RB on the terms of the Agreement; and

WHEREAS, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually desire to amend and modify certain terms and conditions of the Agreement as set forth in this Amendment.

IT TS AGREED as follows:

A.	Capitalized terms used In. this Amendment without definition Shell have the respective meanings ascribed thereto in the Agreement.

B.	The parties hereby agree that Clause 7.16 set forth in the PRICE AND PAYMENT section of the Amendment No. 2 dated November 13, 2009 shall be amended and restated in its entirety to read as follows;

7.16          Invoices shall be paid in accordance with the following payment schedule:

7.16.1          RB shall pay Invoices in reaped of the Cost of Goods Price for the U.S., together with any other invoices submitted to it pursuant to this Agreement for the U.S. prior to the expiry of the 2010 Year, within [***] of receipt by RB from MSX of a valid invoice therefore (reflecting applicable sales tax, if any). RB shall pay invoices in respect of the Cost of Goods Price for the U.S., together with any other invoices submitted to it pursuant to this Agreement for the U.S. from January 1, 2011 to March 31, 2011, within [***] of receipt by RB from MSX of a valid invoice therefore (reflecting applicable safes tax, if any). RB shall thereafter pay invoices, in respect of the Cost of Goods Price for the U.S., together with, any other invoices submitted to pursuant to this Agreement for the U.S. for the remainder-of the Term, within [***] of receipt by RB from MSX of a valid invoice therefore (reflecting applicable sales tax, if any) provided, however, that, commencing after the Price reduction in respect of the U.S. pursuant to Clause 7:23 of the Amendment No. 2 dated November 13, 2002 takes effect, RB shall thereafter pay for the remainder of the Term such invoices [***] days of receipt by RB from MSX of a valid invoice therefore (reflecting applicable sales tax, if any).
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7.16.2          RB shall pay invoices in respect of the Cost of Goods Price for the ROW, together with any other invoices submitted to if pursuant to this Agreement for the ROW, within [***] of receipt by RB from MSX of a valid invoice therefore (reflecting applicable sales fax, if any).

C.
This Amendment shall be governed by and construed In accordance with the laws of the State of Delaware, United States of America, save as to conflict of law provisions, and the parties hereby agree to submit to the jurisdiction of the federal courts located In the State of Delaware.

D.	Except as expressly set forth herein, all other terms and provisions the Agreement shall remain in full force and effect without modification or change.

Signed for and on behalf Reckitt Benckiser Pharmaceuticals Inc.

/s/ Shaun Thaxter
Name: Shaun Thaxter
Title: President

Date: 12/16/10

Signed for and on behalf of MonoSol Rx, LLC

/s/ Mark Schobel
Name: Mark Schobel
Title: CEO

Date:

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 6
COMMERCIAL EXPLOITATION AGREEMENT

THIS AMENDMENT NO. 6 (this “Amendment”) is made on the 9th day of December 2011 (the “Effective Date”) between:

PARTIES

(1)	MonoSol Rx, LLC, a company organized and existing under the laws of the USA, with offices at 30 Technology Drive, Warren, New Jersey 07059, USA (“MSX”),

and

(2)	Reckitt Benckiser Pharmaceuticals Inc., a company existing under the laws of the USA with offices at 10710 Midlothian Turnpike, Suite 430, Richmond, Virginia 23235 (“RB”).

WHEREAS, MSX and RB entered into a Commercial Exploitation Agreement, dated August 15, 2008, as amended (collectively, the “Agreement”), pursuant to which RB engaged MSX to manufacture and supply the Products on the terms of the Agreement and MSX agreed to manufacture and supply the Products to RB on the terms of the Agreement; and

WHEREAS, MSX currently maintains an existing packaging line pursuant to which MSX currently packages the Products at MSX’s Melton Road facility (the “Melton Road Packaging Line”); and

WHEREAS, MSX has acquired a second packaging line more particularly described in Schedule 1 to this Amendment (the “Ameriplex Packaging Line”) from [***] for use at MSX’s Ameriplex facility for which capital investment is required to upgrade the Ameriplex facility, install the Ameriplex Packaging Line and validate the packaging of the Products on the Ameriplex Packaging Line to cGMP requirements; and

WHEREAS, RB has agreed to contribute towards such further capital investment in the Ameriplex Packaging Line in exchange for, inter alia, certain guarantees with respect to MSX’s capacity to fill RB’s requirements for the Products on the terms herein set forth;

WHEREAS, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually desire to supplement, amend and/or modify certain terms and conditions of the Agreement as set forth in this Amendment.

IT IS AGREED as follows:

A.	Capitalized terms used in this Amendment without definition shall have the respective meanings ascribed thereto in the Agreement.

B.
RB shall provide up to [***] US Dollars ($[***]) in funding for the required build-out of the Ameriplex facility and installation of the Ameriplex Packaging Line (the “Funding”). The cost estimates for such build-out and installation are set forth on Schedule 1 to this Amendment and are derived from that certain engineering study dated October 27, 2010 issued by [***] The Funding shall be made by RB to MSX in immediately available funds to an account designated by MSX as follows:

[***] to be paid on January 10, 2012;
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[***] upon the achievement of certain milestones related to the build-out of the Ameriplex facility and installation of the Ameriplex Packaging Line, which milestones shall be agreed to by the parties in writing subsequent to the execution of this Amendment; and

The balance of the project costs incurred by MSX, not to exceed [***] of the total Funding, upon completion of the build-out and installation of the Ameriplex Packaging Line and receipt of all FDA approvals needed for commercial packaging of the Products to cGMP requirements.

C.
RB and MSX shall agree upon key suite build-out features of the Ameriplex Packaging Line and RB shall have the right to approve the cGMP suite build-out and the installation plans relating thereto, such approval not to be unreasonably withheld, delayed or conditioned. Selection of and negotiations with engineering and construction providers shall be undertaken jointly by MSX and RB; provided that, MSX shall have final approval rights with respect to the retention of any engineering and construction providers within the scope of the cost estimates referred to in paragraph B. of this Amendment.

D.
RB and MSX mutually agree that certain activities related to the build-out of the Ameriplex facility and installation of the Ameriplex Packaging Line, including, but not limited to, engineering support, process work and qualification, may be performed more efficiently by MSX resources and that if such efficiencies can quantified, then the activities should be performed by MSX resources and reimbursed by RB as part of the Funding; provided, however, that the final decision on entitlement for reimbursement shall be at RB’s discretion and that the performance of such activities by MSX resources follows certain agreed principles, including, but not limited to, the following:

Said activities, if performed by MSX employees, would not be part of their normal duties or responsibilities, hence not part of MSX fixed costs;

MSX can quantify that said activities would be performed more efficiently if carried out by MSX resources; and Said activities could be done by duly qualified temporary workers hired by MSX.

E.
In exchange for RB’s contribution of the Funding: (i) MSX will increase its current annual capacity commitment under Clause 6.3 of the Agreement from [***] units of the Products for the U.S. per Quarter Year (i.e., [***] units of the Products for the U.S. per Year) to [***] units of the Products for the U.S. and ROW combined per Quarter Year (i.e., [***units of the Products for the U.S. and ROW combined per Year), with the intent of the parties being to utilize the Ameriplex Packaging Line as the primary line such that the majority of units of the Products shall be packaged on the Ameriplex Packaging Line; and (ii) MSX agrees to undertake commercially reasonable efforts to support peaks in demand of Product of up to [***] units of Products per month.

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F.
MSX shall have the right to use excess capacity on the Ameriplex Packaging Line for the packaging of other products for its other customers; provided, however, that RB’s production requirements and service levels are not impacted. With respect to the Ameriplex Packaging Line only, any capacity utilized by MSX for the packaging of other commercial products shall be subject to the payment by MSX to RB of a fee of $[***] per unit of packaged product, subject to the total fees receivable by RB shall not exceed the amount of Funding provided by RB hereunder. For the sake of clarity, MSX shall not be subject to the per unit fee for non-commercial usage of the Ameriplex Packaging Line.

G.
In the event of a business interruption impacting the Ameriplex Packaging Line, MSX hereby agrees to utilize the Melton Road Packaging Line line as a contingency / business continuity solution, subject to MSX’s other commercial commitments, for quantities of Product of up to [***] units for U.S. and ROW per Year. In the event of a business interruption impacting the Melton Road Packaging Line, MSX hereby agrees to utilize the Ameriplex Packaging Line as a contingency / business continuity solution, subject to MSX’s other commercial commitments, for quantities of Product of up to [***] units for U.S. and ROW per Year.

H.
From and after the date of this Amendment, other than as set forth In this paragraph H, RB shall place Orders for Product as: (i) [***] batch sizes; and (ii) a maximum of [***] SKU changeovers per batch or a maximum of [***] SKUs per batch (the “Ordering Criteria”). The parties shall create a joint project team to develop and have in ‘place the most cost-effective solution of packaging small runs by March 31, 2013.

I.	The parties hereby agree that Clause 7.3.2 set forth in the PRICE AND PAYMENT section of the Agreement shall be amended and restated in its entirety to read as follows:

7.3.2          In the event that any Order requests more than one packaging for the Products covered by such Order, RB shall pay a lump sum amount for each additional packaging request in an amount of [***] Dollars (USD $[***]), regardless of the number of units of Product covered by such new packaging request (the “Packaging Fee”). RB and MSX will review the documented costs for additional packaging (“Changeover Costs”) on an annual basis and increase or decrease the Packaging Fee based on the annual increase or decrease in Changeover Costs. For Orders containing SKU runs of [***] doses or less RB will pay the actual documented Changeover Costs by run as provided by MSX, which actual documented Changeover Costs are expected to be [***]) or less.

J.
Consistent with Section 7.12 of the Agreement, MSX will, together with RB, examine the costs associated with the Ameriplex Packaging Line on annual basis to determine if Product cost reductions are commercially reasonable based upon equipment or environmental improvements; provided, however, that such obligation on the part of MSX shall cease if and when the payments made by MSX to RB equal the full amount of the Funding provide by RB hereunder.

K.
MSX may buy out its obligations under paragraph E to utilize the Ameriplex Packaging Line as the primary line at any point within [***] years of the Effective Date of the Amendment in return for payment to RB of an amount equal to the amount of Funding provided by RB hereunder net of any payments made by MSX to RB in respect to paragraph F. On the [***] anniversary of the Effective Date of the Amendment, MSX’s obligation to utilize the Ameriplex Packaging Line as the primary line will cease.

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L.
This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, United States of America, save as to conflict of law provisions, and the parties hereby agree to submit to the jurisdiction of the federal courts located in the State of Delaware.

M.	Except as expressly set forth herein, all other terms and provisions of the Agreement shall remain in full force and effect without modification or change.

Signed for and on behalf Reckitt Benckiser Pharmaceuticals Inc.

/s/ Shaun Thaxter
Name: Shaun Thaxter
Title: President

Date:

Signed for and on behalf of MonoSol Rx, LLC

/s/ Keith Kendall
Name: Keith Kendall
Title: COO

Date: 12/9/01

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SCHEDULE 1

[***]
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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 7
COMMERCIAL EXPLOITATION AGREEMENT

THIS AMENDMENT NO. 7 (this “Amendment”) is made on the ___ day of December 2012 (the “Amendment Effective Date”) between:

PARTIES

(1)	MonoSol Rx, LLC, a company organized and existing under the laws of the USA, with offices at 30 Technology Drive, Warren, New Jersey 07059, USA (“MSX”),

and

(2)	Reckitt Benckiser Pharmaceuticals Inc., a company existing under the laws of the USA with offices at 10710 Midlothian Turnpike, Suite 430, Richmond, Virginia 23235 (“RB”).

WHEREAS, MSX and RB entered into a Commercial Exploitation Agreement, dated August 15, 2.008, as amended (collectively, the “Agreement”), pursuant to which RB engaged MSX to manufacture and supply the Products on the terms of the Agreement and MSX agreed to manufacture and supply the Products to RB on the terms of the Agreement; and

WHEREAS, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually desire to amend and modify certain terms and conditions of the Agreement as set forth in this Amendment.

IT IS AGREED as follows:

A.          Capitalized terms used in this Amendment without definition shall have the respective meanings ascribed thereto in the Agreement.

B.          From and after the Amendment Effective Date, an additional formulation of Product is hereby added to Schedule 3 of the Agreement as follows:

•	4 mg Buprenorphrine + 1 mg Naloxone

C.          The Cost of Goods Price for the 2012 and 2013 Years of manufacture per pouched single dose of Product for the following dosage strengths will be as follows:

• 4 mg Buprenorphine + 1 mg Naloxone (US)	$[***]
• 4 mg Buprenorphine + 1 mg Naloxone (ROW)	$[***]
• 12 mg Buprenorphine + 3 mg Naloxone (US)	$[***]
• 12 mg Buprenorphine + 3 mg Naloxone (ROW)	$[***]

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D.          The Cost of Goods Price per pouched single dose of Product for the 2013 Year of manufacture for the following dosage strengths will be as follows:

• 2 mg Buprenorphine + 0.5 mg Naloxone (US)	$[***]
• 2 mg Buprenorphine + 0.5 mg Naloxone (ROW)	$[***]
• 8 mg Buprenorphine + 2 mg Naloxone (US)	$[***]
• 8 mg Buprenorphine + 2 mg Naloxone (ROW)	$[***]

E.          As of the Amendment Effective Date, MSX will conduct a representative batch sampling of no less than [***] doses per batch and no more than [***] doses per batch of 8 mg Buprenorphine + 2 mg Naloxone and 12 mg Buprenorphine + 3 mg Naloxone for each such batch commenced on or after the Amendment Effective Date. The batch sampling quantities may be adjusted by written agreement from both parties. [***].

F.          For the 12 mg Buprenorphine + 3 mg Naloxone Product, MSX will warehouse Product until RB has provided MSX written instructions either to ship the Product or have the Product destroyed (“Disposition Instructions”). RB shall provide the Disposition Instructions to MSX within ten (10) business days after receipt by RB of the Summary Findings from the Visual Sampling unless RB has commercially reasonable questions on a given batch or seeks further clarification on existing data from a particular batch in order to aid RB in making a decision in which case MSX will make available an appropriate level of management to respond to RB. If RB does not provide the required Disposition Instructions within ten (10) business days of MSX having provided responses to commercially reasonable inquiries made by RB, then RB will have the subject batch shipped to a third party of RB’s choosing for further warehousing (such Product, “12 mg Warehoused Product”). The Order for a batch will be fulfilled per Section 5.1 of the Agreement and legal title shall pass to RB per Section 5.7 of the Agreement upon MSX providing a Certificate of Analysis to RB. MSX will invoice RB upon providing a Certificate of Analysis to RB and RB shall pay the full batch Price plus associated Sampling Charges for all 12 mg Buprenorphine + 3 mg Naloxone Product with a Certificate of Analysis in accordance with the terms of the Agreement regardless of the associated Disposition Instructions. In the event that RB subsequently elects to have the 12 mg Warehoused Product destroyed, RB shall cause the Product to be shipped (at RB’s cost) to MSX along with instructions to destroy the Product and MSX shall destroy the Product (at MSX’s cost). Notwithstanding the foregoing, each shipment of Product (including 12 mg Warehoused Product) delivered by MSX shall comply with Clause 5.3 of the Agreement.

G.          For the 8 mg Buprenorphine + 2 mg Naloxone Product, MSX will warehouse Product until the summary findings from the Visual Sampling have been provided to RB. For batches with a Visual Sampling Level [***] of [***]% or less, MSX will ship Product per Clause 5.1 of the Agreement and RB shall pay for all Product with a Certificate of Analysis. MSX will warehouse 8 mg Buprenorphine + 2 mg Naloxone Product for an additional ten (10) business days where the Visual Sampling Level for a batch exceeds [***]%. RB shall provide MSX with Disposition Instructions within said ten (10) business day period unless RB submits to MSX commercially reasonable questions on a given batch or seeks further clarification on existing data from a particular batch in order to aid RB in making a decision, in which case MSX will make available an appropriate level of management to answer commercially reasonable questions on a given batch or provide further clarification on existing data from a particular batch in order to aid RB in making a decision. RB shall provide the required Disposition Instructions to MSX within five (5) business days of MSX having provided responses to commercially reasonable inquiries made by RB during the ten (10) business day period referenced in the immediately preceding sentence. If the Disposition Instructions provided to MSX require destruction of the Product, then MSX shall dispose of the subject batch and the parties respective liability for costs associated with the destroyed batch shall be as set forth below:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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Responsibility for costs associated with destroyed batches with Visual Sampling Level above [***]% which are in process as of the Amendment Effective Date shall be as follows: (i) for batch [***] (produced in July) MSX shall be responsible for all MSX costs and all API costs shall be the responsibility of RB; (ii) for batch [***] (presently warehoused at Sharp) RB shall accept the batch; (iii) for batch [***] MSX shall be responsible for all MSX costs and all API costs shall he split equally by MSX and RB; and (iv) all other remaining in process batches will be subject to this Amendment.

If the Disposition Instructions provided to MSX require shipment of the Product, then MSX will ship Product per Clause 5.1 of the Agreement and RB shall pay for all Product with a Certificate of Analysis. Notwithstanding the foregoing, each shipment of Product (including 8 mg Warehoused Product) delivered by MSX shall comply with Clause 5.3 of the Agreement.

H.          Both parties acknowledge and agree that nothing in this Amendment relieves either party of its responsibilities to undertake commercially reasonable efforts to continuously improve the Products. Accordingly, the parties agree to establish and convene a joint technical team (the “JTT”) consisting of members from each party who have the requisite expertise to analyze manufacturing and Product data, customer complaints on an ongoing basis, and utilize the Annual Product Review Process to continuously improve the Products. The parties hereby further agree that the JTT will meet on a quarterly basis and the first meeting of the JTT shall be convened within thirty (30) days of the Amendment Effective Date. MSX agrees to work diligently and in good faith, through the JTT, to improve the manufacturing process and quality of the Product output on [***] of the production line. The JTT shall also work in good faith to evaluate the merits and feasibility of a robust Product reformulation and shall work in good faith to agree upon a commercially viable plan for such Product reformulation. The JTT may also, from time-to—time, with both parties written approval, develop other specific and limited projects to improve the overall quality of the existing Product or manufacturing process.
3

I.          The parties hereby agree that Clause 3.4.3 set forth in the MANUFACTURE AND SUPPLY section of the Agreement shall be amended and restated in its entirety to read as follows:

monitor, account for and keep RB regularly informed of the usage and waste of API. MSX will act reasonably to ensure maintenance of an overall yield percentage (the “Yield Target”), defined as the actual strips produced before samples divided by the theoretical strips available based on the amount of defect free API used in manufacturing. For the avoidance of doubt, this includes any API dispensed and/or used for commercial production regardless of whether film strips were yielded from said use but excluding API associated with batches destroyed based on Visual Sampling data. The parties will work in good faith to identify commercially reasonable Yield Targets for dosage strengths, batch sizes, and SKU configurations within ninety (90) days of the Amendment Effective Date. On an annual basis, MSX and RB will review and reconcile results against the Yield Target and MSX will, within thirty (30) days, remunerate RB for RB’s documented API costs on an annual basis to the extent MSX falls below the Yield Target. For the sake of clarity, the formula for calculating API costs owed will be Yield Target minus the actual yield times the API costs. The parties hereby agree that Clause 3.4.3 of the Agreement represents the sole mechanism for MSX reimbursement of API to RB associated with manufacturing usage and waste.

J.          The parties hereby agree that Clause 4.6 set forth in the FORECASTS, ORDERS AND SUPPLY OF THE API section of the Agreement shall be amended and restated in its entirety to read as follows:

Notwithstanding the terms of any DDP delivery (or any other delivery) of the API by RB to MSX, legal title to the API shall remain with RB after delivery to MSX. MSX shall use reasonable efforts to ensure proper storage and handling of the API once delivered to MSX and prior to manufacturing. Risk of damage to, or loss of, the API shall pass from RB to MSX upon delivery as set out in Clause 4.3. MSX shall retain casualty insurance coverage for the expected inventory of the API (amounts expected to be supplied to MSX by RB for manufacture of the Product in the amounts set forth in the Forecasts) to cover damage to or loss of the API during storage for so long as the API remains at MSX’s risk. For the sake of clarity, the responsibilities of the parties with respect to usage and waste of API during manufacturing is covered under Clause 3.4.3 and this Clause 4.6 is in no way intended to address API usage and waste during manufacturing.

K.          The parties hereby agree that Clause 4.7 set forth in the FORECASTS, ORDERS AND SUPPLY OF THE API section of the Agreement shall be amended to include the following sentence at the end of the paragraph:

For the sake of clarity, MSX’s obligation to remunerate RB under this Clause 4.7 is limited to the amount paid to MSX by RB and shall not include remuneration for RB’s API cost.

L.          RB agrees to waive any API loss claims to MSX for batches made prior to the Amendment Effective Date.
4

M.          This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, United States of America, save as to conflict of law provisions, and the parties hereby agree to submit to the jurisdiction of the federal courts located in the State of Delaware.

N.          Except as expressly set forth herein, all other terms and provisions of the Agreement shall remain in full force and effect without modification or change.

Signed for and on behalf Reckitt Benckiser Pharmaceuticals Inc.

/s/ Shaun Thaxter
Name: Shaun Thaxter
Title: President

Date: 12/1/12

Signed for and on behalf MonoSol Rx, LLC

/s/ Keith Kendall
Name: Keith Kendall
Title: COO

Date:

5

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ADDENDUM A TO COMMERCIAL EXPLOITATION AGREEMENT:
SUBOXONE STRIP DEVELOPMENT AGREEMENT

This Addendum A to Commercial Exploitation Agreement: Suboxone Strip Development Agreement (the “Addendum”) is entered into as of this 14th day of October, 2013 the (“Addendum Effective Date”), by and between Reckitt Benckiser Pharmaceuticals Inc., with offices at 10710 Midlothian Turnpike, Suite 430, Richmond, VA 23235 (“RB”) and MonoSol Rx, LLC, with offices at 30 Technology Drive, Warren, NJ 07059 (“MSX”).

BACKGROUND AND PURPOSE OF PROJECT

A.          The parties entered into a Commercial Exploitation Agreement dated August 15, 2008, as amended (the “Agreement”).

B.          Pursuant and subject to the Agreement, the parties now wish to enter into an addendum to the Agreement relating to the development and potential commercialization of improved formulations of the Products;

C.          This Addendum relates to a research and development project to develop and potentially commercialize improved formulations of the Products having a higher degree of product stability which MSX would manufacture and supply to RB pursuant to the terms of the Agreement. The parties intend that the Price for these improved formulations be the same as the Price which RB is currently paying for existing Products with the same API and dosage strengths, (subject only to variations in costs with respect to Raw Materials, Direct Labor, Release Testing, or use of manufacturing line time; provided however, that MSX shall validate with competent evidence any increase in costs with respect to Raw Materials, Direct Labor, Release Testing, or use of manufacturing line time).

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1.          Capitalized Terms

Capitalized terms used in this Addendum without definition shall have the same meanings ascribed to those terms in the Agreement.

2.          Addendum is Part of Agreement

This Addendum is hereby incorporated into and made a part of the Agreement as if fully set forth therein, and is subject to the terms of the Agreement.

Without limiting the foregoing and for the avoidance of doubt, rights to and ownership of any inventions and other intellectual property developed or created as a result of the work performed hereunder shall be governed by the Intellectual Property Rights provisions of the Agreement.
1

3.          Services and Payment

MSX shall perform the services set forth in the attached Appendix A (the “Services”), which is hereby incorporated by reference and made a part of this Addendum as if fully set forth herein.

MSX represents and warrants that it will perform the Services in accordance with prevailing industry standards. MSX further represents and warrants that all personnel who perform the Services shall have appropriate training, experience and qualifications.

In consideration for performing the Services, MSX shall receive payments as set forth herein and in Appendix A and Appendix B. Appendix B is hereby incorporated by reference and made a part of this Addendum as if fully set forth herein.

The initial payment will be invoiced by MSX upon Signing (as defined below) and will be due upon receipt of said invoice by RB.

Subsequent payments will be invoiced by MSX upon completion of all applicable criteria and will be due [***] after receipt of said invoice by RB. In the event of any good faith disputes with respect to any such invoice, RB shall pay the undisputed portion of any such invoice within this time period.

4.          Project Specifics

Project milestones and timelines as well as associated payments are outlined in Appendix A.

4.1.          Payment Triggers

RB’s obligation to make a payment for services rendered pursuant to each milestone phase is triggered by either the commencement or the completion of a milestone activity, as outlined in Appendix A and further described herein.

In order to receive payments for an applicable milestone activity whereby payment is due on “commencement of the activity” MSX shall first provide RB a project plan outlining critical activities and a definitive time period for the commencement of the milestone phase, which plan must be accepted in writing by RB (such approval not to be unreasonably withheld or delayed).

If payment is due upon completion, MSX shall first provide RB with written confirmation of completion, which confirmation shall be deemed accepted by RB unless RB delivers to MSX a written deficiency notice within twenty-one (21) business days of RB’s receipt of written confirmation of completion. Any such deficiency notice delivered by RB hereunder shall contain a level of detail sufficient for MSX to assess the deficiency and propose a plan of corrective action to address the deficiency. In the event a deficiency notice is delivered by RB under this Section 4.1, the parties shall endeavor to agree promptly upon a corrective action plan and payment of the milestone payment in question will not be required and the milestone shall not be deemed completed until such time as the deficiency is remedied in accordance with the corrective action plan; provided that the time periods during which RB is responsible for responding under this Section 4.1 (i.e., the period of up to 21 business days during which RB is reviewing MSX’s proposed completion of a milestone) shall not be counted for purposes of MSX’s eligibility for any Milestone Bonus Payment or the assessment of any Milestone Reduction Penalty set forth in Appendix A.
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As used in Sections 4.2 and 4.3 below (and elsewhere in this Addendum), the completion of a milestone or a project activity is considered to include both the completion of the specified activities by MSX and their acceptance by RB as set forth above.

4.2.          Bonus Payments

RB will pay milestone bonus payments described in this Section 4.2 (“Milestone Bonus Payments”) to MSX where MSX has completed all project activities as outlined in the project plan pertaining to a particular project milestone a minimum of [***] in advance of the specified target delivery date, with larger bonuses payable if MSX completes all project activities pertaining to a particular milestone a minimum of [***] in advance of the specified target delivery date. The Milestone Bonus Payment column indicates the percentage of the bonus, with the number to the left of the diagonal indicating the percentage bonus (expressed as a percentage of the base milestone payment) if the milestone is completed a minimum of [***] before the target date and the (smaller) percentage to the right of the diagonal line indicating the percentage bonus payment if the milestone is completed a minimum of [***] in advance of target date.

As an example, the Milestone Bonus Payment for the “Analytical Toolkit” phase is written “[***]% / [***]%,” and the target delivery date is described as “[***]” and the Milestone Amount is $[***]. (“Signing” is the date on which the later to be executed of the [***] and the [***] is fully executed by both parties).

If MSX completes all of the activities in the Analytical Toolkit milestone a minimum of [***] prior to the target delivery date, i.e., no more than [***] from Signing, MSX would receive a bonus payment of [***]% of the milestone payment. In such case, its bonus payment would be $[***] ([***]% x $[***] = $[***]) in addition to the base milestone payment of $[***], which means that that total amount payable for this milestone to MSX would be $[***].

If MSX completes all of the activities in the Analytical Toolkit milestone a minimum of [***] prior to the target delivery date, i.e., no more than [***] from Signing, MSX would receive a bonus payment of [***]% of the milestone payment. In such case, its bonus payment would be $[***] ([***]% x $[***] = $[***]) in addition to the base milestone payment of $[***], which means that that total amount payable for this milestone to MSX would be $[***].

For the avoidance of doubt, bonus payments for completion of a particular milestone are not cumulative. MSX might receive either a [***] bonus or a [***] bonus, but it could not receive both bonuses for completing a single milestone (although MSX might receive separate bonuses, or penalties, for completing other milestones specified in Appendix A early or late, as applicable.)
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4.3.          Penalty Payment Reductions

Subject to Section 4.1 of this Addendum, milestone reduction penalties described in this Section 4.3 (“Milestone Reduction Penalties”) will be deducted from the amounts payable to RB if MSX exceeds the applicable target delivery date for successfully completing all project activities pertaining to a particular milestone by more than [***], with larger reduction penalties if MSX exceeds the applicable Target Delivery Date for successfully completing all project activities pertaining to a particular milestone by more than [***]. The Milestone Reduction Penalty column indicates the percentage of the penalty, with the number to the left of the diagonal line indicating the percentage penalty if MSX completes the project activities more than [***] after the target date and the (larger) percentage to the right of the diagonal line indicating the percentage penalty if MSX completes the project activities more than [***] after the target date.

As an example, the Milestone Reduction Penalty for the “Analytical Toolkit” phase is written “[***]% / [***]%,” and the target delivery date is described as “[***] from Signing” and the Milestone Amount is $[***].

If MSX completes all of the project activities in the Analytical Toolkit milestone at least [***] after the target delivery date, i.e., a minimum of [***] from Signing, MSX would receive a reduction penalty of [***]% of the milestone payment. In such case, its reduction penalty would be $[***] ([***]% x $[***] = $[***]) deducted from the base milestone payment of $[***], which means that that total amount payable for this milestone to MSX would be $[***].

If MSX completes all of the project activities in the Analytical Toolkit milestone at least [***] after the target delivery date, i.e., a minimum of [***] from Signing, MSX would receive a reduction penalty of [***]% of the milestone payment. In such case, its reduction penalty would be $[***] ([***]% x $[***] = $[***]) deducted from the base milestone payment of $[***], which means that that total amount payable for this milestone to MSX would be $[***].

4.4.          Termination and Termination Fee

MSX may terminate this Addendum at any time with or without cause during the “Pre-Signing” and “Analytical Toolkit” phases of the project only by giving written notice of termination to RB.

4.4.1          RB may terminate this Addendum or any individual milestone phase at any time with or without cause by giving written notice of termination to MSX. Each individual milestone phase, except the “Pre-Signing” and “Analytical Toolkit” milestones, requires the payment of a termination fee by RB (as specified in Appendix A) in the event that RB terminates the applicable milestone phase of the project, along with the milestone payment associated with any active and ongoing work. Any termination notice by RB shall specify the particular milestone phase or phases being terminated. In the event that RB terminates the entire project or multiple milestone phases at substantially the same time, RB shall pay only a single termination fee, which shall be equal to the largest individual termination fee applicable to any of the terminated milestone phases in addition to the milestone payments associated with any active and ongoing work (i.e., as an illustrative example, in the event that RB elects to pursue the optional “Delivery of [***]” milestone phase (termination fee = $[***]) and then subsequently terminates that phase, and, at substantially the same time, RB terminates the “[***]” milestone phase (termination fee = $[***]), then, in addition to the milestone payments associated with any active and ongoing work, RB would owe MSX a single termination fee of $[***], which is the largest individual termination fee applicable to any of the terminated milestone phases).
4

4.4.2          In addition to the amounts specified in 4.4.1 above, RB will make the following termination payments to MSX if RB without cause terminates either the entire Addendum or the milestone phases specified below prior to making the applicable milestone payments:

Batch Manufacture milestones

[***] Manufacture of [***] validation batches: Payment of $[***] for each batch manufactured in conformance with applicable specifications prior to termination (up to a maximum of $[***]).

[***]: Payment of $[***] for each batch manufactured in conformance with applicable specifications prior to termination (up to a maximum of $[***]).

[***]: Payment of $[***] for each batch manufactured in conformance with applicable specifications prior to termination (up to a maximum of $[***]).

[***]: Provide cGMP hand-cut samples for clinical PK studies: Payment of $[***] for manufacture of cGMP clinical supplies manufactured in conformance with applicable specifications prior to termination.

Stability Test milestones

[***]: Payment of $[***] upon both (i) manufacture of formulation in conformance with applicable specifications prior to termination and (ii) demonstration that such formulation satisfies applicable [***] stability standards (even if this [***] period concludes after termination by RB).

[***]: Payment of $[***] upon (i) manufacture of formulation in conformance with applicable specifications prior to termination and (ii) demonstration that such formulation satisfies applicable [***] stability standards (even if this [***] period concludes after termination by RB).

For the avoidance of doubt, in no case will the total amount payable by RB under this Section 4.4.2 with respect to any particular milestone exceed the total amount which would have been payable if MSX had completed such milestone in the absence of termination by RB,

Termination of this Addendum by either party does not, by itself, affect the remaining portions of the Agreement, nor does it affect any obligations of the parties under this Addendum which survive termination of the Addendum pursuant to the Agreement, including without limitation, the obligation of RB to pay for milestone payments as and when due under this Addendum.
5

4.5.          Inclusions and Exclusions

For all milestones except the “Pre-Signing” and “Analytical Toolkit” milestones, any project activities involving the design of improved formulations prepared by MSX shall include stability analyses performed on sample materials front sample batches and formulations at the following time periods: [***]. The costs of the performance of stability analyses at these intervals are covered and included in the applicable milestone payment, and no additional payments by RB for these stability analyses shall be required. If, however, RB requests stability analyses at time intervals beyond those specified in the previous sentence, additional reasonable charges for the cost of performing the additional requested stability analyses would apply.

Capital purchases required for final solutions (e.g., “[***]”) are not included in the milestone payments, and would be an additional charge. If purchased by MSX, the costs of such capital purchases would be passed through (without markup) to RB.

Except as expressly stated in this Section 4.5 (regarding extra stability tests, capital purchases for [***]) or in Section 4.4 (regarding termination fees), the milestone payments specified for each activity shall be all-inclusive for all project activities pertaining to a particular milestone to be completed. Work outside the scope of such project activities, and the additional fees associated therewith, would require a separate written agreement by both parties.

4.6.          Optional Activities

The activities classed as “optional” in Appendix A can only be commenced upon prior written approval by RB.

4.7.          API

RB shall timely provide MSX with all necessary API free of charge. In the event that RB fails to provide API meeting the API Specification in a timely manner and MSX can demonstrate that such failure caused delays in MSX’s ability to perform its obligations under this Addendum and MSX notifies RB of such delays in writing at the time such delays are occurring, then MSX may deduct the amount of time its performance of a particular milestone activity was delayed by such failure from the total amount of time MSX took to complete a particular milestone activity for purposes of determining whether MSX receives a bonus or penalty for its performance of the particular milestone under Appendix A. Failure of RB to timely deliver API or at all shall not be used by RB as grounds to avoid its obligation to make any milestone payment provided for in this Addendum.

5.          Project Management

5.1.          MSX shall be responsible for the project management and for providing appropriate resources to deliver the project. RB shall be responsible for (1) attending monthly project update meetings either in person or via teleconference, (2) providing timely decisions on items requested by MSX, and (3) providing appropriate RB expertise on the project.

5.2.          MSX is to present RB with a written project plan which shall be updated on a monthly basis.
6

5.3.          Additionally, MSX shall give verbal updates on a monthly basis. This is to take place in the form of a monthly teleconference or alternatively face- to-face meeting with participation and attendance by the joint technical team (“JTT”) and the supply team.

5.4.          The JTT shall consist of an equal number of members front MSX and RB, shall guide the project team and provide technical support when needed.

6.          Pricing of Commercial Products

Any products, designs or formulations which are developed pursuant to this Addendum or the performance of the Services herein and which are approved for commercial sale by at least one Regulatory Authority in at least one country or jurisdiction, or which have been supplied by RB or its agents to at least one customer (collectively, “Addendum Products”) shall be considered “Products” as defined in Clause 1.1 of the Agreement and treated as Products for purposes of the Agreement and this Addendum except as expressly stated in the last two paragraphs of this Section 6.

Without limiting the foregoing, the parties agree that the Price payable by RB to MSX for any Addendum Product shall be the same as the then-current Cost of Goods Price for the “analogous Products” as set forth in Clauses 7.2 and 7.14 of the Agreement. An “analogous Product” refers to a Product containing the same amount of Buprenorphine API and dosage strength as an Addendum Product. As an illustrative example, if at a given time the then-current U.S. Cost of Goods Price per pouched single dose of pre-existing Product containing 2 mg Buprenorphine were $[***] and the then-current ROW Cost of Goods Price per pouched single dose of pm-existing Product containing 2 mg Buprenorphine were $[***], then the U.S. price of an Addendum Product containing an API of 2 mg Buprenorphine would also be $[***] per pouched single dose and the ROW price of an Addendum Product containing an API of 2 mg Buprenorphine would also be $[***] per pouched single dose). For the avoidance of doubt, the titles on pricing set forth in this paragraph apply both at the time of Product Launch of an Addendum Product and at all other times.

As the sole exception to the foregoing, in the event that the cost with respect to Raw Materials, Direct Labor, and/or manufacturing line time required to produce an Addendum Product is more or less expensive than that required to produce the analogous Product, then at the request of either party, the price of such Addendum Product shall be increased or decreased (as applicable) on a purely pass-through basis (without any markup by MSX) to account solely for the variations in costs with respect to Raw Materials, Direct Labor, Release Testing, or use of manufacturing line time; provided however, that MSX shall validate with competent evidence any increase in costs with respect to Raw Materials, Direct Labor, Release Testing, or use of manufacturing line time.

The parties acknowledge and agree that RB has completely fulfilled and satisfied its obligations under the Agreement to pay Royalties on Products sold in the U.S. Accordingly, RB shall have no obligation to make any royalty payments for any Products, including any Addendum Products, sold in the U.S. The parties acknowledge and agree that RB has continuing obligations to pay Royalties on the Net Sales Value of Products, including Addendum Products, sold in the ROW, pursuant to Section 7.4.2 of the Agreement.
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7.          CONFLICTING TERMS

In the event of a conflict between this Addendum and the Agreement, the Agreement shall govern. In the event of a conflict between this Addendum and an Appendix to this Addendum, this Addendum shall govern.

8.          EFFECTIVE DATE

This Addendum shall be effective as of the Addendum Effective Date.

9.          GOVERNING LAW; JURISDICTION

This Addendum shall be governed by and construed in accordance with the laws of the State of Delaware, United States of America, save as to conflict of law provisions, and the parties hereby agree to submit to the jurisdiction of the federal courts located in the State of Delaware.
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IN WITNESS WHEREOF, the parties have caused this Addendum to be executed as of the Addendum Effective Date.

MonoSol Rx, LLC

/s/ Keith Kendall

Keith Kendall
Print Name

President - COO
Print Title

Reckitt Benckiser Pharmaceuticals, Inc.

/s/ Shaun Thaxter

Shaun Thaxter
Print Name

CEO
Print Title
9

APPENDIX A
Milestone	Milestone Amount	Target Delivery Date	Milestone Bonus Payment[1]	Milestone Reduction Penalty[2]
[***]	[***]	[***]
[***]	[***]	[***]
Analytical Toolkit
[***]	[***]	[***]	[***]	[***]
[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]

[***]
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APPENDIX B

[***]

	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23
[***]	[***]
[***]							[***]
[***]	[***]	[***]
[***]	[***]									[***]				[***]							[***]
[***]	[***]				[***]					[***]				[***]							[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ADDENDUM B TO COMMERCIAL EXPLOITATION AGREEMENT:
SUBOXONE STRIP DEVELOPMENT AGREEMENT

This Addendum B to Commercial Exploitation Agreement: Suboxone Strip Development Agreement (this “Addendum B”) is entered into as of this 30th day of July, 2014 the “(“Addendum Effective Date”), by and between Reckitt Benckiser Pharmaceuticals Inc., with offices at 10710 Midlothian Turnpike, Suite 430, Richmond, VA 23235 (“RB”) and MonoSol Rx, LLC, with offices at 30 Technology Drive, Warren, NJ 07059 (“MSX”).

BACKGROUND AND PURPOSE OF PROJECT

A.          The parties entered into a Commercial Exploitation Agreement dated August 15, 2008, as amended (the “Agreement”).

B.          The parties entered into Addendum A to the Agreement as of October 15, 2013 relating to the development and potential commercialization of improved formulations of the Products (“Appendix A”).

C.          Pursuant and subject to the Agreement, the parties now wish to amend Addendum A by entering into a further addendum to the Agreement relating to: (i) the accelerated completion of scale-up work and manufacture of the [***] registration batches of the current development formulation of [***] Suboxone Sublingual Film containing [***] and the new development formulation, to be mutually agreed, of [***] Suboxone Sublingual Film containing [***] (the “[***]”) without [***] as outlined under Addendum A in order to facilitate an accelerated launch of Suboxone Sublingual Film in [***]; and (ii) a reformulation program for Suboxone Sublingual Film ([***] or [***] as determined by RB).

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1.          Capitalized Terms

Capitalized terms used in this Addendum without definition shall have the same meanings ascribed to those terms in the Agreement.

2.          Addendum is Part of Agreement

This Addendum B is hereby incorporated into and made a part of the Agreement as if fully set forth therein, and is subject to the terms of the Agreement.

Without limiting the foregoing and for the avoidance of doubt rights to and ownership of any inventions and other intellectual property developed or created as a result of the work performed hereunder shall be governed by the Intellectual Property Rights provisions of the Agreement.
1

3.          Project Specifics

3.1.          Scope of Work

Within the scope of work set forth in this Addendum B, the following shall apply;

MSX will undertake the scale-up and manufacture of [***] registration batches each for the [***] and [***] dosage strengths required by Addendum A at MSX’s [***] facility (“[***]”).

As part of the scale-up work for each dosage strength, MSX will use commercially reasonable efforts to identify critical process parameters and in-process controls with limits where a control is deemed necessary. Parameters and control limits will be mutually agreed upon in writing between MSX and RB.

As part of the scale-up work for each dosage strength, MSX will use commercially reasonable efforts to conduct an appropriate [***] experiment to establish the working range for [***]. RB and MSX will agree upon the experiment design in writing prior to the start of the experiment.

All methods utilized in the mutually agreed finished product specification (the “Finished Product Specification”) will be validated prior to the delivery of the [***] data for Suboxone [***] Film registration batches.

MSX represents and warrants that it will perform the work under this Addendum B in accordance with prevailing industry standards. MSX further represents and warrants that all personnel who perform work under this Addendum B shall have appropriate training, experience and qualifications.

3.2.          Timeline and Payments

Assuming this Addendum B is executed and delivered by the parties on or before August 1, 2014, the [***] registration batches will be placed on stability by October 22, 2014 and the [***] registration batches will be placed on stability by December 31, 2014. (If this Addendum B is not executed and delivered by August 1, then for each day after August 1 before this Addendum B is executed and delivered, the timelines of the previous sentence for placing the registration batches on stability will be pushed back by an equivalent number of days). RB acknowledges that the timeline represents an accelerated approach and that any additional batches (above and beyond the batches described in Section 3.1 or in Addendum A) required to obtain scale-up manufacturing at [***] may impact the timeline. MSX will use commercially reasonable efforts to ensure that the registration batches meet the Finished Product Specifications; however, RB acknowledges and agrees that the accelerated approach outlined in this Addendum B increases the risk of the registration batches failing to meet the Finished Product Specifications. RB will make prompt payment to MSX upon the completion of the registration batches as outlined under Addendum A regardless of the final performance of the batches unless the registration batch failure(s) are due to MSX’s gross negligence, intentional misconduct or breach of this Addendum B, Addendum A or the Agreement.

The parties recognize that the accelerated scope of work and timeline requested by RB related to the [***] product under this Addendum B has a significant impact on MSX’s business. In order to appropriately compensate MSX for this impact, RB will pay MSX [***]. MSX shall invoice RB and RB shall make payment [***] upon the execution and delivery of this Addendum B.
2

With the exception of the [***] milestone, all other milestones and payments contemplated under Addendum A and any existing statements of work between the parties shall continue to apply. (The [***] milestone, and any associated payment obligations to the extent not already paid on the part of RB, are hereby cancelled). MSX will credit RB [***] against the [***] for the [***] milestone payment already received by MSX under Addendum A.

RB and MSX will undertake a [***] for Suboxone Sublingual Film ([***] or [***] as determined by RB; the “[***]”). RB and MSX will build a project plan for the [***] and begin work by the earlier of (i) the reported outcome of the planned clinical PK study for Suboxone [***] Film or (ii) [***]. MSX will complete the Reformulation Program at a cost to RB of no more than [***] Thousand Dollars ($[***]).

Payments will be invoiced by MSX upon completion of all applicable criteria and will be due [***] after receipt of said invoice by RB.

For all purposes of this Addendum B, the term “completion” as applied to the fulfillment by MSX of any obligation of any obligations under either Addendum A or this Addendum B shall have the same meaning as defined in Section 4.1 of Addendum A.

In the event of any good faith disputes with respect to any such invoice, RB shall pay the undisputed portion of any such invoice within this time period.

3.3.          Termination and Termination Fee

MSX may terminate this Addendum B by giving [***] written notice of termination to RB if RB shall fail to make any undisputed payment to MSX as and when due under this Addendum B and such failure remains uncured at the end of such [***] notice period.

RB may terminate this Addendum B at any time with or without cause by giving written notice of termination to MSX. In the event that RB terminates this Addendum B, or otherwise fails to start the Reformulation Program (defined in Appendix A) by October 1, 2015, RB shall pay MSX a termination fee of One Million Dollars ($1,000,000) upon the effective date of the applicable triggering event (such fee is in lieu of, and not in addition to, any otherwise applicable termination fee under Addendum A).

Termination of this Addendum B by either party does not, by itself, affect the remaining portions of the Agreement, including without limitation Addendum A, nor does it affect any obligations of the parties under this Addendum B which survive termination of this Addendum B pursuant to the Agreement, including without limitation, the obligation of RB to make payments as and when due under this Addendum B.

3.4.          Inclusions and Exclusions

Work outside the scope of this Addendum B or the unmodified portions of Addendum A, and the additional fees associated therewith, would require a separate written agreement by both parties.
3

3.5.          Quality

RB will identify and introduce to MSX the Qualified Person (the “QP”) that RB has assigned to the launch of Suboxone Sublingual Film [***] as soon as is practicable. The QP will engage with MSX on a plan of action for preparing for the necessary [***] regulatory filings.

3.6.          Product Risk

RB will be responsible for the product defect risks either associated intrinsically with the [***] or the associated manufacturing process, in each case provided it is carried out in compliance with the mutually agreed upon written process parameters and in-process controls as defined in MSX’s manufacturing batch record.

Any recalls or regulatory actions taken as a result of such [***] product defects will be at RB’s expense except to the extent such product defects result from MSX’s failure to follow GMP or the mutually agreed upon written process parameters and in-process controls as defined in MSX’s manufacturing batch record, or from MSX’s gross negligence, willful misconduct or breach of the Agreement or any Addendum thereof.

Product defect risk for the [***] will revert to the terms set forth in the Agreement upon the earlier of (1) the commercial launch of [***] developed by MSX using an appropriate [***] (although this is not part of the immediate RB strategy) and (2) the usage of [***] doses in the marketplace.

4.          CONFLICTING TERMS

In the event of a conflict between this Addendum B and the Agreement, the Agreement shall govern. In the event of a conflict between this Addendum B and Addendum A, this Addendum B shall govern.

5.          EFFECTIVE DATE

This Addendum B shall be effective as of the Addendum Effective Date.

6.          GOVERNING LAW; JURISDICTION

This Addendum B shall be governed by and construed in accordance with the laws of the State of Delaware, United States of America, save as to conflict of law provisions, and the parties hereby agree to submit to the jurisdiction of the federal courts located in the State of Delaware.

IN WITNESS WHEREOF, the parties have caused this Addendum B to be executed as of the Addendum Effective Date.
4

MonoSol Rx, LLC

/s/ Keith Kendall

Keith Kendall
Print Name

COO
Print Title

Reckitt Benckiser Pharmaceuticals, Inc.

/s/ Mark W. Crossley

Mark Crossley
Print Name

Global Finance Director
Print Title

5

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 8
COMMERCIAL EXPLOITATION AGREEMENT

THIS AMENDMENT NO. 8 (this “Amendment”) is made as of the 12th day of January 2017 (the “Effective Date”) between:

PARTIES

(1)	MonoSol Rx, LLC, a company organized and existing under the laws of Delaware with offices at 30 Technology Drive, Warren, New Jersey 07059 (“MSX”),

and

(2)
Indivior Inc. (formerly, Reckitt Benckiser Pharmaceuticals Inc.), a company organized and existing under the laws of Delaware with offices at 10710 Midlothian Turnpike, Suite 430, Richmond, Virginia 23235 (“Indivior”).

MSX and Indivior are each referred to herein sometimes as a “Party” and, collectively, as the “Parties”.

WHEREAS, MSX and Indivior entered into a Commercial Exploitation Agreement, dated August 15, 2008, as amended from time to time (collectively referred to herein as the “Agreement”), pursuant to which, among other things, Indivior engaged MSX to be the exclusive manufacturer and supplier of the Products on the terms of the Agreement and MSX agreed to manufacture and supply the Products to Indivior on the terms of the Agreement; and

WHEREAS, Indivior is interested in commercializing and marketing an authorized generic version of the Products through an identified authorized third party distributor; and

WHEREAS, Indivior desires to engage MSX to manufacture and supply the authorized generic Products, and MSX desires to manufacture and supply the authorized generic Products, on the terms and conditions of the Agreement and this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants, and conditions set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree to amend and modify certain terms and conditions of the Agreement as set forth in this Amendment.

IT IS AGREED as follows:

A.          Definitions. Capitalized terms used in this Amendment without definition shall have the respective meanings ascribed thereto in the Agreement. For purposes of the Agreement, the defined term “Products” shall be deemed to include the authorized generic Products and Schedule Three of the Agreement shall be deemed to be revised to list the authorized generic Products and, as such, whenever the term Product or Products is used in the Agreement, said terms shall be construed to mean and include the authorized generic Products and be subject to all of the terms and conditions of the Agreement.
1

B.          Project Fee. In consideration for the manufacture and supply of the authorized generic Products, Indivior shall pay MSX, in addition to the Price for the authorized generic Products in accordance with Section E below, the sum of six million dollars ($6,000,000) payable as follows:

1.	Four million dollars ($4,000,000) previously paid by Indivior to MSX on May 25, 2016 upon commencement of manufacture of the authorized generic Products; and

2.	Two million dollars ($2,000,000) upon (i) execution of this Amendment and (ii) execution of the agreement referred to in Section D below.

C.          Restrictive Covenant. Notwithstanding anything to the contrary contained in this Agreement, the parties agree that, in addition to, and not in limitation of, any other restrictive covenants contained in the Agreement, during the last [***] months of the Term, and for a period of [***] after the expiration or termination of the Term, neither party shall, directly or indirectly, enter into any agreement or arrangement with [***] or any of the Affiliates of [***], or its or their respective successors and/or assigns, for the development, manufacture, marketing, promotion, distribution, offering for sale, sale, offering for license, license or similar activity of the Products in the Field. For the avoidance of doubt, the Parties agree that nothing contained in this Restrictive Covenant is intended to prohibit or prevent the continued manufacture and supply of authorized generic Product by MSX in accordance with the Agreement and this Amendment during the last [***] of the Term.

D.          Delivery of the Products.

1.	The following shall be added to Clause 5.1:

For the avoidance of doubt, MSX agrees to deliver authorized generic Products directly to Indivior in accordance with the terms of Clause 5 of the Agreement. Indivior shall ensure that any designated authorized generic third party distributor shall enter into a non-disclosure agreement with MSX and Indivior, in form and substance acceptable to MSX, which obligates such designated authorized generic third party distributor, among other things, to maintain the confidentiality of any MSX Confidential Information that may be disclosed by or on behalf of MSX pursuant to this Clause 5.

E.          Pricing. For the avoidance of doubt, pricing for the supply of authorized generic Products equals the current U.S. Cost of Goods Price set forth below:

Cost/strip

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

2

The Price payable by Indivior to MSX for the authorized generic Products shall be adjusted according to Section 7.3 of the Agreement.

F.          Batch Tracking System. The Parties acknowledge that MSX shall not be obligated to establish and maintain a batch-tracking system that identifies the authorized generic Products for any purpose except as required by the FDA.

G.          No Third Party Beneficiaries. This Amendment is for the sole benefit of the Parties and their respective successors and assigns permitted under the Agreement, and nothing herein, express or implied, is intended to or shall confer upon any other person or entity (including, without limitation, any authorized third party distributor of authorized generic Products) any legal or equitable right, benefit or remedy of any nature whatsoever under the Agreement or this Amendment by reason of or with respect to this Amendment.

H.          Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, United States of America, save as to conflict of law provisions, and the parties hereby agree to submit to the jurisdiction of the federal courts located in the State of Delaware.

I.          Survival. Except as expressly set forth herein, all other terms and provisions of the Agreement shall remain in full force and effect without modification or change.

Signed for and on behalf Indivior Inc.

/s/ Cary Claiborne
Name: Cary Claiborne
Title: CFO
Date: 1/20/17

Signed for and on behalf of MonoSol Rx, LLC

/s/ Keith Kendall
Name: Keith Kendall
Title: CEO
Date: 1/16/17

3